EXECUTION VERSION

SECOND AMENDMENT TO CREDIT AGREEMENT

among

IHS INC.,
and
certain of its subsidiaries as borrowers,
The Lenders Party Hereto
and
BANK OF AMERICA, N.A.
as Administrative Agent
___________________________
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
and
J.P. MORGAN SECURITIES LLC
as Joint Bookrunners and Lead Arrangers

SECOND AMENDMENT TO CREDIT AGREEMENT

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of February 10, 2016, is among:
(a)    IHS INC., a Delaware corporation (“IHS”);
(b)    IHS HOLDING INC., a Delaware corporation, and IHS GLOBAL INC., a Delaware corporation (collectively, the “US Borrowers”);
(c)    IHS GROUP HOLDINGS LIMITED, a company incorporated under the laws of England and Wales, IHS GLOBAL LIMITED, a company incorporated under the laws of England and Wales, IHS GLOBAL S.A., a company organized under the laws of Switzerland, IHS GLOBAL CANADA LIMITED, a company organized under the laws of the province of Alberta in Canada, IHS EMEA HOLDING S.À.R.L., a private limited liability (société à responsabilité limitée) company incorporated under Luxembourg law, and IHS LUXEMBOURG S.À.R.L. a private limited liability (société à responsabilité limitée) company incorporated under Luxembourg law (collectively, the “Foreign Borrowers” and the Foreign Borrowers and the US Borrowers are herein collectively referred to as the “Borrowers”);
(d)    the Lenders party hereto; and
(e)    BANK OF AMERICA, N.A. as Administrative Agent (the “Administrative Agent”).
RECITALS:

WHEREAS, the Borrowers, the Administrative Agent, and the Lenders party thereto have entered into the Credit Agreement dated as of October 17, 2014 (as amended by the First Amendment, dated as of November 5, 2015, and as may be further amended or otherwise modified from time to time, the “Agreement”).
WHEREAS, the Borrowers, the Administrative Agent and the Lenders now desire to amend the Agreement as herein set forth.
NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows effective as of the date hereof unless otherwise indicated:
ARTICLE 1.
Definitions
Section 1.1.    Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.
ARTICLE 2.
Amendments
Section 2.1.    Amendments to the Agreement. The Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the

SECOND AMENDMENT TO CREDIT AGREEMENT

double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Exhibit A hereto.
ARTICLE 3.
Conditions Precedent
Section 3.1.    Conditions. The effectiveness of Article 2 of this Amendment is subject to the satisfaction of the following conditions precedent:
(a)    The Administrative Agent shall have received all of the following, each dated (unless otherwise indicated) the date of this Amendment, in form and substance satisfactory to the Administrative Agent:
(i)    Amendment. This Amendment executed by the Loan Parties and the Required Lenders; and
(ii)    Fees and Expenses. Evidence that all fees, expenses and other charges in connection with this Amendment shall have been paid in full.
(b)    The Second Amendment to the Term Loan Credit Agreement shall have become effective simultaneously with this Amendment.
(c)    All proceedings taken in connection with the transactions contemplated by this Amendment and all documentation and other legal matters incident thereto shall be satisfactory to the Administrative Agent and its legal counsel.
ARTICLE 4.
Ratifications, Representations and Warranties
Section 4.1.    Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Borrowers, the Administrative Agent, and the Lenders party hereto agree that the Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. Each Loan Party agrees that the obligations, indebtedness and liabilities of the Borrowers arising under this Amendment and the promissory notes executed pursuant hereto are “Obligations” as defined in the Agreement. For all matters arising prior to the effective date of this Amendment (including, without limitation, the accrual and payment of interest and fees and compliance with financial covenants), the terms of the Agreement (as unmodified by this Amendment) shall control and are hereby ratified and confirmed.
Section 4.2.    Representations and Warranties. IHS hereby represents and warrants to the Administrative Agent and the Lenders as follows:
(a)    at the time of and immediately after giving effect to this Amendment, no Default exists;
(b)    both immediately before and after giving effect to this Amendment, the representations and warranties set forth in the Loan Documents are true and correct in all material respects

SECOND AMENDMENT TO CREDIT AGREEMENT, Page 2

(or, in the case of any representation and warranty qualified by materiality, in all respects) on and as of the date hereof with the same effect as though made on and as of such date except with respect to any representations and warranties that specifically relate to any earlier date in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date (or, in the case of any representation and warranty qualified by materiality, in all respects as of such earlier date); and
(c)    the execution, delivery and performance of this Amendment have been duly authorized by all necessary action on the part of each Loan Party and do not and will not: (1) violate any provision of law applicable to any Loan Party, the articles of incorporation, bylaws, partnership agreement, membership agreement, memorandum of association or other applicable governing document of any Loan Party or any order, judgment, or decree of any court or agency of government binding upon any Loan Party; (2) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of any Loan Party; (3) result in or require the creation or imposition of any material lien upon any of the assets of any Loan Party; or (4) require any approval or consent of any Person under any material contractual obligation of any Loan Party.
IN ADDITION, TO INDUCE THE ADMINISTRATIVE AGENT AND THE LENDERS TO AGREE TO THE TERMS OF THIS AMENDMENT, EACH LOAN PARTY (BY ITS EXECUTION BELOW) REPRESENTS AND WARRANTS THAT AS OF THE DATE OF ITS EXECUTION OF THIS AMENDMENT THERE ARE NO CLAIMS OR OFFSETS AGAINST OR RIGHTS OF RECOUPMENT WITH RESPECT TO OR DEFENSES OR COUNTERCLAIMS TO ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS AND IN ACCORDANCE THEREWITH IT:
(a)    WAIVER. WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF ITS EXECUTION OF THIS AMENDMENT; AND
(b)    RELEASE. RELEASES AND DISCHARGES THE ADMINISTRATIVE AGENT AND THE LENDERS, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SHAREHOLDERS, AFFILIATES AND ATTORNEYS (COLLECTIVELY THE “RELEASED PARTIES”) FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, AT LAW OR IN EQUITY, WHICH ANY LOAN PARTY EVER HAD, NOW HAS, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF FROM OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.
ARTICLE 5.
Miscellaneous
Section 5.1.    Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Administrative Agent or any Lender or any closing shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.
Section 5.2.    Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so

SECOND AMENDMENT TO CREDIT AGREEMENT, Page 3

that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.
Section 5.3.    Expenses of Administrative Agent. As provided in the Agreement, IHS agrees to pay on demand all costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto, including without limitation, the costs and fees of the Administrative Agent's legal counsel.
Section 5.4.    Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.
Section 5.5.    Applicable Law. This Amendment shall be governed by and construed in accordance with the applicable law pertaining in the State of New York, other than those conflict of law provisions that would defer to the substantive laws of another jurisdiction. This governing law election has been made by the parties in reliance (at least in part) on Section 5-1401 of the General Obligations Law of the State of New York, as amended (as and to the extent applicable), and other applicable law.
Section 5.6.    Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Administrative Agent, each Lender and the Borrowers and their respective successors and permitted assigns, except no Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Lenders. Any assignment or other transfer made in violation of this Section or Section 10.04 of the Agreement shall be void.
Section 5.7.    Counterparts. This Amendment may be executed in one or more counterparts and on telecopied or other electronically reproduced counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic communication shall be effective as delivery of an original executed counterpart of this Amendment.
Section 5.8.    Effect of Waiver. No consent or waiver, express or implied, by the Administrative Agent or any Lender to or for any breach of or deviation from any covenant, condition or duty by any Loan Party shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.
Section 5.9.    Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
Section 5.10.    Entire Agreement. This Amendment and all other instruments, documents, and agreements executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto. This Amendment shall be deemed to be a Loan Document for all purposes in connection with the Agreement and the other Loan Documents.
[Remainder of Page Intentionally Left Blank]

SECOND AMENDMENT TO CREDIT AGREEMENT, Page 4

Executed as of the date first written above.
BORROWERS:

IHS INC.
IHS HOLDING INC.
IHS GLOBAL INC.

By:    /s/ Stephen Green
Stephen Green, Executive Vice President,
`                            Legal and Corporate Secretary

[Signature Page to Second Amendment to IHS Inc. Credit Agreement (Revolving)]

IHS GROUP HOLDINGS LIMITED
IHS GLOBAL LIMITED

By:    /s/ Stephen Green
Stephen Green, Authorized Signatory

[Signature Page to Second Amendment to IHS Inc. Credit Agreement (Revolving)]

IHS GLOBAL S.A.
By:    /s/ Stephen Green
Stephen Green, Proxy Holder

[Signature Page to Second Amendment to IHS Inc. Credit Agreement (Revolving)]

IHS GLOBAL CANADA LIMITED
By:    /s/ Stephen Green
Stephen Green, Assistant Secretary

[Signature Page to Second Amendment to IHS Inc. Credit Agreement (Revolving)]

IHS EMEA HOLDING S.A.R.L.
IHS LUXEMBOURG S.A.R.L.

By:    /s/ Stephen Green
Stephen Green, Authorized Signatory

[Signature Page to Second Amendment to IHS Inc. Credit Agreement (Revolving)]

ADMINISTRATIVE AGENT:
BANK OF AMERICA, N.A.
individually and as Administrative Agent,
By: /s/ Angela Larkin
Name: Angela Larkin
Title: Assistant Vice President

[Signature Page to Second Amendment to IHS Inc. Credit Agreement (Revolving)]

LENDER:
BANK OF AMERICA, N.A.,
as Issuing Bank, Swingline Lender and as a Lender

By: /s/ Mukesh Singh
Name: Mukesh Singh
Title: Vice President

[Signature Page to Second Amendment to IHS Inc. Credit Agreement (Revolving)]

LENDER:

JPMORGAN CHASE BANK, N.A.

By: /s/ Maria Riaz
Name: Maria Riaz
Title: Vice President

[Signature Page to Second Amendment to IHS Inc. Credit Agreement (Revolving)]

LENDER:
ROYALL BANK OF CANADA
by: /s/ Kevin Quan
Name: Kevin Quan
Title: Authorized Signatory

[Signature Page to Second Amendment to IHS Inc. Credit Agreement (Revolving)]

LENDER:
HSBC BANK USA, N.A.
By: /s/ Jeff French
Name: Jeff French
Title: Senior Vice President

[Signature Page to Second Amendment to IHS Inc. Credit Agreement (Revolving)]

LENDER:

U.S. BANK NATIONAL ASSOCIATION

By: /s/ Jeff Benedix
Name: Jeff Benedix
Title: Vice President

[Signature Page to Second Amendment to IHS Inc. Credit Agreement (Revolving)]

LENDER:

SUNTRUST BANK

By: /s/ Lisa Garling
Name: Lisa Garling
Title: Director

[Signature Page to Second Amendment to IHS Inc. Credit Agreement (Revolving)]

LENDER:

BNP PARIBAS

By: /s/ Charles De Clapiers
Name: Charles De Clapiers
Title: Director

By: /s/ Todd Rodgers
Name: Todd Rodgers
Title: Director

[Signature Page to Second Amendment to IHS Inc. Credit Agreement (Revolving)]

LENDER:

WELLS FARGO BANK N.A.

By: /s/ Kieran Mahon
Name: Kieran Mahon
Title: Director

[Signature Page to Second Amendment to IHS Inc. Credit Agreement (Revolving)]

LENDER:

CITIZEN BANK, N.A.

By: /s/ Andrew J. Meara
Name: Andrew J. Meara
Title: Senior Vice President

[Signature Page to Second Amendment to IHS Inc. Credit Agreement (Revolving)]

LENDER:

CITIZEN BANK N.A.,
as a Tranche A-1 Lender

By:    /s/ Andrew Meara
Name:    Andrew J. Meara
Title:    Senior Vice Preisdent

[Signature Page to Second Amendment to IHS Inc. Credit Agreement (Revolving)]

[Signature Page to Second Amendment to IHS Inc. Credit Agreement (Revolving)]

LENDER:

PNC BANK, NATIONAL ASSOCIATION

By: /s/ Mahir Desai
Name: Mahir Desai
Title: Assistant Vice President

[Signature Page to Second Amendment to IHS Inc. Credit Agreement (Revolving)]

LENDER:

COMPASS BANK, an Alabama Banking Corporation, as Co-Documentation Agent and a Lender

By: /s/ Joseph W. Nimmons
Name: Joseph W. Nimmons
Title: Sr. Vice President

[Signature Page to Second Amendment to IHS Inc. Credit Agreement (Revolving)]

LENDER:

TD BANK, N.A..

By: /s/ Craig Welch
Name: Craig Welch
Title: SVP

[Signature Page to Second Amendment to IHS Inc. Credit Agreement (Revolving)]

LENDER:

GOLDMAN SACHS BANK USA

By: /s/ Rebecca Kratz
Name: Rebecca Kratz
Title: Authorized Signatory

[Signature Page to Second Amendment to IHS Inc. Credit Agreement (Revolving)]

LENDER:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By: /s/ Lillian Kim
Name: Lillian Kim
Title: Director

[Signature Page to Second Amendment to IHS Inc. Credit Agreement (Revolving)]

LENDER:

MORGAN STANLEY BANK, N.A.

By: /s/ Sharon Bazbaz
Name: Sharon Bazbaz
Title: Authorized Signatory

[Signature Page to Second Amendment to IHS Inc. Credit Agreement (Revolving)]

LENDER:

BANK OF THE WEST

By: /s/ Robert Likus
Name: Robert Likus
Title: Director

[Signature Page to Second Amendment to IHS Inc. Credit Agreement (Revolving)]

LENDER:

SUMITOMO MITSUI BANKING CORPORATION

By: /s/ David W. Kee
Name: David W. Kee
Title: Managing Director

[Signature Page to Second Amendment to IHS Inc. Credit Agreement (Revolving)]

CONSENT OF DOMESTIC GUARANTORS

Each of the undersigned Domestic Guarantors: (i) consents and agrees to this Amendment including, without limitation, Sections 4.1 and 4.2 thereof; (ii) agrees that the Loan Documents to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Domestic Guarantor enforceable against it in accordance with their respective terms; and (iii) agrees that the obligations, indebtedness and liabilities of the Borrowers arising under this Amendment and the promissory notes executed pursuant hereto are “Obligations” as defined in the Agreement and “Guaranteed Indebtedness” as defined in the U.S. Guaranty Agreement.

DOMESTIC GUARANTORS

IHS INC.
IHS HOLDING INC.
IHS GLOBAL INC.

By:        /s/ Stephen Green
Stephen Green, Executive Vice President,
Legal & Corporate Secretary

[Signature Page to Second Amendment to IHS Inc. Credit Agreement (Revolving)]

R.L. POLK & CO.
CARFAX, INC.

By:        /s/ Stephen Green
Stephen Green, Executive Vice President,
Legal & Corporate Secretary

[Signature Page to Second Amendment to IHS Inc. Credit Agreement (Revolving)]

CONSENT OF FOREIGN GUARANTORS

Each of the undersigned Foreign Guarantors: (i) consents and agrees to this Amendment including, without limitation, Sections 4.1 and 4.2 thereof; (ii) agrees that the Loan Documents to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Foreign Guarantor enforceable against it in accordance with their respective terms; and (iii) agrees that the obligations, indebtedness and liabilities of the Foreign Borrowers arising under this Amendment and the promissory notes executed pursuant hereto are “Obligations” as defined in the Agreement and “Guaranteed Indebtedness” as defined in the Foreign Guaranty Agreement.

FOREIGN GUARANTORS

IHS GROUP HOLDINGS LIMITED
IHS INTERNATIONAL HOLDINGS LIMITED
IHS GLOBAL LIMITED

By:	/s/ Stephen Green
Stephen Green, Authorized Signatory

[Signature Page to Second Amendment to IHS Inc. Credit Agreement (Revolving)]

IHS GLOBAL S.A.
By:    /s/ Stephen Green
Stephen Green, Proxy Holder

[Signature Page to Second Amendment to IHS Inc. Credit Agreement (Revolving)]

IHS GLOBAL CANADA LIMITED

By:	/s/ Stephen Green
Stephen Green, Assistant Secretary

[Signature Page to Second Amendment to IHS Inc. Credit Agreement (Revolving)]

IHS EMEA HOLDING S.A.R.L.
IHS LUXEMBOURG S.A.R.L.

By:	/s/ Stephen Green
Stephen Green, Authorized Signatory

[Signature Page to Second Amendment to IHS Inc. Credit Agreement (Revolving)]

~~CONFORMED THROUGH THE FIRST AMENDMENT~~
EXHIBIT A

Published CUSIP Number: 44962TAD2

CREDIT AGREEMENT
dated as of October 17, 2014
among
IHS INC.,
and
certain of its subsidiaries as borrowers,
The Lenders Party Hereto
and
BANK OF AMERICA, N.A.,
as Administrative Agent,
JPMORGAN CHASE BANK, N.A.,
as Syndication Agent,
and
ROYAL BANK OF CANADA,
WELLS FARGO BANK N.A.,
BBVA COMPASS,
and
TD BANK, N.A.,
as Co-Documentation Agents
___________________________
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
and
J.P. MORGAN SECURITIES LLC,
as Joint Bookrunners and Joint Lead Arrangers

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TABLE OF CONTENTS

		Page
ARTICLE I Definitions			1
Section 1.01	Defined Terms		1
Section 1.02	Classification of Loans and Borrowings	~~31~~	32
Section 1.03	Terms Generally	~~31~~	32
Section 1.04	Accounting Terms; GAAP	~~31~~	32
Section 1.05	Conversion of Foreign Currencies	~~32~~	33
	(a) Dollar Equivalents	~~32~~	33
	(b) Rounding-Off	~~32~~	33

ARTICLE II The Credits		~~32~~	33
Section 2.01	Commitments	~~32~~	33
	(a) [Reserved]	~~32~~	33
	(b) Revolving Loans	~~32~~	33
	(c) Available Currency Loans	~~32~~	33
	(d) Revolving Lender Participation in Available Currency Loans	~~33~~	34
	(e) Canadian Currency Loans	~~33~~	35
	(f) Revolving Lender Participation in Canadian Currency Loans	~~34~~	35
Section 2.02	Loans and Borrowings	~~35~~	36
	(a) Loans Made Ratably	~~35~~	36
	(b) Initial Type of Loans	~~35~~	36
	(c) Minimum Amounts; Limitation on Fixed Rate Borrowings	~~35~~	36
	(d) Limitation on Interest Periods	~~36~~	37
Section 2.03	Requests for Borrowings	~~36~~	37
Section 2.04	Swingline Loans	~~37~~	38
	(a) Commitment	~~37~~	38
	(b) Borrowing Procedure	~~37~~	38
	(c) Revolving Lender Participation in Swingline Loans	~~37~~	39
Section 2.05	Letters of Credit	~~38~~	39
	(a) General	~~38~~	39
	(b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions	~~39~~	40
	(c) Expiration Date	~~39~~	41
	(d) Participations	~~40~~	41
	(e) Reimbursement	~~40~~	41
	(f) Obligations Absolute	~~41~~	42
	(g) Disbursement Procedures	~~42~~	44
	(h) Interim Interest	~~43~~	44
	(i) Replacement of the Issuing Bank	~~43~~	44
	(j) Cash Collateralization	~~43~~	44
	(k) Applicability of ISP and UCP; Limitation of Liability	~~44~~	45
Section 2.06	Funding of Borrowings	~~44~~	45
	(a) By Lenders	~~44~~	45
	(b) Fundings Assumed Made	~~44~~	46
Section 2.07	Interest Elections	~~45~~	46

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	(a) Conversion and Continuation	~~45~~	46
	(b) Delivery of Interest Election Request	~~45~~	46
	(c) Contents of Interest Election Request	~~45~~	47
	(d) Notice to the Lenders	~~46~~	47
	(e) Automatic Conversion	~~46~~	47
	(f) Limitations on Elections	~~46~~	47
Section 2.08	Termination and Reduction of Commitments	~~47~~	48
	(a) Termination Date	~~47~~	48
	(b) Optional Termination or Reduction	~~47~~	48
	(c) Notice of Termination or Reduction	~~47~~	48
Section 2.09	Repayment of Loans; Evidence of Debt	~~47~~	49
	(a) Promise to Pay	~~47~~	49
	(b) Lender Records	~~48~~	49
	(c) Administrative Agent Records	~~48~~	49
	(d) Prima Facie Evidence	~~48~~	49
	(e) Request for a Note	~~48~~	49
Section 2.10	[Reserved]	~~48~~	50
Section 2.11	Prepayment of Loans	~~48~~	50
	(a) Optional Prepayment	~~48~~	50
	(b) Mandatory Prepayment of Revolving Exposure	~~49~~	50
	(c) [Reserved]	~~49~~	50
	(d) Selection of Borrowing to be Prepaid	~~49~~	51
	(e) Notice of Prepayment; Application of Prepayments	~~49~~	51
Section 2.12	Fees	~~50~~	51
	(a) Commitment Fees	~~50~~	51
	(b) Letter of Credit Fees	~~50~~	52
	(c) Agent Fees	~~51~~	52
	(d) Payment of Fees	~~51~~	52
Section 2.13	Interest	~~51~~	52
	(a) AUR Borrowings and Canadian Prime Rate Borrowings	~~51~~	53
	(b) Eurodollar and CDOR Rate Borrowings	~~51~~	53
	(c) Available Currency Borrowings	~~52~~	53
	(d) Default Interest	~~52~~	53
	(e) Payment of Interest	~~52~~	53
	(f) Computation	~~52~~	53
Section 2.14	Market Disruption; Alternate Rate of Interest	~~53~~	54
	(a) Market Disruption Applicable to Available Currency Loans	~~53~~	54
	(b) Alternate Rate of Interest	~~53~~	54
Section 2.15	Increased Costs	~~54~~	55
	(a) Change In Law. If any Change in Law shall:	~~54~~	55
	(b) Capital Adequacy	~~54~~	56
	(c) Reserves on Eurodollar Loans	~~55~~	56
	(d) Delivery of Certificate	~~55~~	56
	(e) Limitation on Compensation	~~55~~	56
Section 2.16	Break Funding Payments	~~55~~	57
Section 2.17	Taxes	~~56~~	57

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	(a) Gross Up	~~56~~	57
	(b) Payment of Other Taxes	~~56~~	57
	(c) Tax Indemnification	~~56~~	57
	(d) Receipts	~~57~~	58
	(e) Status of Lenders; FATCA	~~57~~	58
	(f) UK Tax issues; UK Qualifying Lenders	~~58~~	59
	(g) UK Treaty Lenders; HMRC DT Treaty Passport Scheme	~~58~~	59
	(h) Refund	~~58~~	60
Section 2.18	Payments Generally; Pro Rata Treatment; Sharing of Set-Offs	~~59~~	60
	(a) Payments Generally	~~59~~	60
	(b) Pro Rata Application	~~59~~	61
	(c) Sharing of Set-Offs	~~60~~	61
	(d) Payments from Borrower Assumed Made	~~60~~	61
	(e) Application of Amounts Received under the Guaranty Agreements	~~60~~	62
	(f) Return of Amounts	~~61~~	63
	(g) Notice of Amount of Obligations	~~62~~	63
Section 2.19	Mitigation Obligations; Replacement of Lenders	~~62~~	63
	(a) Mitigation	~~62~~	63
	(b) Replacement	~~62~~	64
Section 2.20	Defaulting Lenders	~~63~~	64
	(a) Suspension of Commitment Fees	~~63~~	64
	(b) Suspension of Voting	~~63~~	64
	(c) Participation Exposure	~~63~~	64
	(d) Suspension of Swingline Loans, Available Currency Loans, Canadian Currency Loans and Letters of Credit	~~64~~	65
	(e) Setoff Against Defaulting Lender	~~64~~	66
Section 2.21	Increase Revolving Commitments	~~65~~	66
	(a) Limitation of Increases and Additions	~~65~~	66
	(b) New Lenders	~~66~~	67
	(c) Implementation of the Increases and Additions	~~66~~	67
	(d) Pro Rata Revolving Fundings	~~66~~	67
Section 2.22	Unavailability of Available Currency Loans and Canadian Currency Loans	~~66~~	67
Section 2.23	European Economic and Monetary Union Provisions	~~67~~	68
	(a) Redenomination and Alternative Currencies	~~67~~	68
	(b) Payments by the Agent Generally	~~67~~	68
	(c) Basis for Accrual	~~67~~	68
	(d) Rounding and Other Consequential Changes	~~67~~	69
Section 2.24	Joinder of Additional Borrowers	~~68~~	69
Section 2.25	Borrower Representative	~~68~~	69
	(a) Appointment; Nature of Relationship	~~68~~	70
	(b) Powers	~~69~~	70
	(c) Employment of Agents	~~69~~	70
	(d) Execution of Loan Documents	~~69~~	70

ARTICLE III Representations and Warranties		~~69~~	70
Section 3.01	Organization; Powers	~~69~~	70

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Section 3.02	Authorization; Enforceability	~~69~~	70
Section 3.03	Governmental Approvals; No Conflicts	~~69~~	71
Section 3.04	Financial Condition; No Material Adverse Change	~~70~~	71
	(a) Delivery of IHS Financial Statements	~~70~~	71
	(b) No Material Change	~~70~~	71
Section 3.05	Properties	~~70~~	71
	(a) Title	~~70~~	71
	(b) Intellectual Property	~~70~~	72
Section 3.06	Litigation and Environmental Matters	~~70~~	72
	(a) Litigation	~~70~~	72
	(b) Environmental	~~71~~	72
	(c) Disclosed Matters	~~71~~	72
Section 3.07	Compliance with Laws and Agreements	~~71~~	72
Section 3.08	Investment Company Status	~~71~~	72
Section 3.09	Taxes; Non-Qualifying Bank Creditor Rules	~~71~~	72
Section 3.10	ERISA and Foreign Plans; UK Pension Matters	~~71~~	73
Section 3.11	Disclosure	~~72~~	73
Section 3.12	Subsidiaries	~~72~~	73
Section 3.13	Insurance	~~72~~	74
Section 3.14	Labor Matters	~~73~~	74
Section 3.15	Solvency	~~73~~	74
Section 3.16	Margin Securities	~~73~~	74
Section 3.17	Common Enterprise	~~73~~	75
Section 3.18	Legal Form; Tax relating to Loan Documents	~~74~~	75
	(a) England and Wales	~~74~~	75
	(b) Switzerland	~~74~~	75
	(c) Canada	~~74~~	75
Section 3.19	Use of Proceeds	~~74~~	76
Section 3.20	Ranking	~~75~~	76
Section 3.21	OFAC and Anti-Corruption Laws	~~75~~	76

ARTICLE IV Conditions		~~75~~	76
Section 4.01	Effective Date	~~75~~	76
	(a) Execution and Delivery of this Agreement	~~75~~	76
	(b) Legal Opinion	~~75~~	76
	(c) Corporate Authorization Documents	~~75~~	77
	(d) Closing Certificate	~~76~~	77
	(e) Fees	~~76~~	77
	(f) Guaranty Agreements	~~76~~	77
	(g) Refinancing	~~76~~	77
	(h) Investment Policy	~~76~~	77
	(i) Financial Statements	~~76~~	77
	(j) Solvency Certificate	~~76~~	77
	(k) USA Patriot Act	~~76~~	78
	(l) Term Loan Credit Agreement	~~76~~	78
Section 4.02	Each Credit Event	~~77~~	78

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	(a) Representations and Warranties	~~77~~	78
	(b) No Default	~~77~~	78

ARTICLE V Affirmative Covenants		~~77~~	78
Section 5.01	Financial Statements and Other Information	~~77~~	79
	(a) Annual Audit	~~77~~	79
	(b) Quarterly Financial Statements	~~78~~	79
	(c) Compliance Certificate	~~78~~	79
	(d) Management Report	~~78~~	79
	(e) Public Reports	~~78~~	79
	(f) Investment Policy	~~78~~	80
	(g) Additional Information	~~78~~	80
Section 5.02	Notices of Material Events	~~79~~	80
	(a) Default	~~79~~	80
	(b) Notice of Proceedings	~~79~~	81
	(c) ERISA Event	~~79~~	81
	(d) Material Adverse Effect	~~80~~	81
Section 5.03	Existence; Conduct of Business	~~80~~	81
Section 5.04	Payment of Obligations; Non-Qualifying Bank Creditor Rules	~~80~~	81
Section 5.05	Insurance	~~80~~	81
Section 5.06	Books and Records and Inspection	~~80~~	82
Section 5.07	Compliance with Law	~~81~~	82
Section 5.08	Use of Proceeds	~~81~~	82
Section 5.09	Joinder of Subsidiaries to the Guaranty Agreements	~~81~~	82
	(a) Joinder Tests	~~81~~	82
	(b) Joinder of Domestic Subsidiaries	~~81~~	82
	(c) Joinder of Foreign Subsidiaries	~~82~~	83
	(d) Joinder Under the Aggregation Test	~~82~~	83
	(e) Limit of Joinder of Foreign Subsidiaries and Joinder Ventures	~~82~~	83
Section 5.10	Further Assurances	~~82~~	84
Section 5.11	Anti-Corruption Laws	~~83~~	84

ARTICLE VI Negative Covenants		~~83~~	84
Section 6.01	Indebtedness	~~83~~	84
Section 6.02	Liens	~~85~~	86
Section 6.03	Fundamental Changes	~~86~~	87
Section 6.04	Investments, Loans, Advances, Guarantees and Acquisitions	~~86~~	88
Section 6.05	Asset Sales	~~89~~	90
Section 6.06	Hedge Agreements	~~90~~	91
Section 6.07	Restricted Payments	~~90~~	91
Section 6.08	Transactions with Affiliates	~~90~~	91
Section 6.09	Restrictive Agreements	~~90~~	92
Section 6.10	Change in Fiscal Year	~~91~~	92
Section 6.11	Anti-Corruption Laws and Sanctions	~~91~~	92

ARTICLE VII Financial Coverage Ratio		~~91~~	93

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Section 7.01	Interest Coverage Ratio	~~92~~	93
Section 7.02	Leverage Ratio	~~82~~	93

ARTICLE VIII Events of Default		~~93~~	94
Section 8.01	Events of Default; Remedies	~~93~~	94
	(a) Principal Payment	~~93~~	94
	(b) Interest and Fee Payments	~~93~~	94
	(c) Representation or Warranties	~~93~~	94
	(d) Covenant Violation; Immediate Default	~~93~~	95
	(e) Covenant Violation with Cure Period	~~93~~	95
	(f) Cross Payment Default	~~93~~	95
	(g) Cross Covenant Default	~~94~~	95
	(h) Involuntary Bankruptcy	~~94~~	95
	(i) Voluntary Bankruptcy	~~94~~	95
	(j) Other Insolvency	~~94~~	96
	(k) Judgments	~~94~~	96
	(l) ERISA Events	~~95~~	96
	(m) Invalidity of Loan Documents	~~95~~	96
	(n) Material Adverse Effect	~~95~~	96
	(o) Change in Control	~~95~~	96
Section 8.02	Performance by the Administrative Agent	~~95~~	97
Section 8.03	Limitation on Separate Suit	~~96~~	97

ARTICLE IX The Administrative Agent		~~96~~	97
Section 9.01	Appointment and Authority	~~96~~	97
Section 9.02	Rights as a Lender	~~96~~	97
Section 9.03	Exculpatory Provisions	~~96~~	98
Section 9.04	Reliance by the Administrative Agent	~~97~~	98
Section 9.05	Delegation of Duties	~~98~~	99
Section 9.06	Resignation of Administrative Agent	~~98~~	99
Section 9.07	Non-Reliance on Administrative Agent and Other Lenders	~~99~~	101
Section 9.08	No Other Duties, Etc.	~~100~~	101
Section 9.09	Powers and Immunities of Fronting Parties	~~100~~	101
Section 9.10	Permitted Release of Subsidiary Loan Parties	~~100~~	102
Section 9.11	Lender Affiliates Rights	~~101~~	102

ARTICLE X Miscellaneous		~~101~~	102
Section 10.1	Notices	~~101~~	102
Section 10.2	Waivers; Amendments	~~102~~	104
	(a) No Waivers; Rights Cumulative	~~102~~	104
	(b) Amendments	~~103~~	104
	(c) Replacement of Lenders	~~104~~	105
Section 10.3	Expenses; Indemnity; Damage Waiver	~~104~~	105
	(a) Expenses	~~104~~	106
	(b) Indemnity	~~105~~	106
	(c) Lenders' Agreement to Pay	~~105~~	107

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	(d) Waiver of Damages	~~105~~	107
	(e) Payment	~~106~~	107
Section 10.04	Successors and Assigns	~~106~~	107
	(a) Successors and Assigns	~~106~~	107
	(b) Assignment	~~106~~	107
	(c) Participations	~~109~~	110
	(d) Pledge	~~110~~	111
	(e) Resignation as Issuing Bank or Swingline Lender after Assignment	~~110~~	111
Section 10.05	Survival	~~110~~	112
Section 10.06	Counterparts; Integration; Effectiveness	~~111~~	112
Section 10.07	Severability	~~111~~	112
Section 10.08	Right of Setoff	~~111~~	112
Section 10.09	Governing Law; Jurisdiction; Consent to Service of Process	~~111~~	113
	(a) Governing Law	~~111~~	113
	(b) Jurisdiction	~~112~~	113
	(c) Venue	~~112~~	113
	(d) Service or Process	~~112~~	114
	(e) Process Agent	~~112~~	114
Section 10.10	WAIVER OF JURY TRIAL	~~113~~	114
Section 10.11	Headings	~~113~~	114
Section 10.12	Confidentiality	~~113~~	114
Section 10.13	Maximum Interest Rate	~~114~~	115
	(a) Limitation to Maximum Rate; Recapture	~~114~~	115
	(b) Cure Provisions	~~114~~	115
	(c) Canada Interest Rate Provisions	~~114~~	116
Section 10.14	No Duty	~~115~~	116
Section 10.15	No Fiduciary Relationship	~~115~~	117
Section 10.16	Equitable Relief	~~116~~	117
Section 10.17	Construction	~~116~~	117
Section 10.18	Independence of Covenants	~~116~~	117
Section 10.19	Electronic Execution of Assignments and Certain Other Documents	~~116~~	118
Section 10.20	USA PATRIOT Act	~~117~~	118
Section 10.21	Canadian Anti-Money Laundering Legislation	~~117~~	118
Section 10.22	Judgment Currency	~~117~~	119
Section 10.23	Acknowledgment and Consent to Bail-In of EFA Financial Institutions		119

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LIST OF SCHEDULES AND EXHIBITS
SCHEDULES:
Schedule 1.01    –    Guarantors
Schedule 2.01    –    Commitments
Schedule 3.06    –    Disclosed Matters
Schedule 3.12    –    Material Subsidiaries
Schedule 6.01    –    Existing Indebtedness
Schedule 6.02    –    Existing Liens
Schedule 6.04    –    Investments
Schedule 6.09    –    Existing Restrictions

EXHIBITS:
Exhibit A    –    Form of Assignment and Assumption
Exhibit B    –    Form of Compliance Certificate
Exhibit C-1    –    Form of US Guaranty Agreement
Exhibit C-2    –    Form of Foreign Guaranty Agreement
Exhibit D    –    Form of Increased Commitment Supplement
Exhibit E    –    Form of Borrowing Request
Exhibit F    –    Form of Interest Election Request
Exhibit G    –    Form of Borrower Joinder Agreement

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CREDIT AGREEMENT (this “Agreement”) dated as of October 17, 2014, among:
(a)    IHS INC., a Delaware corporation (“IHS”);
(b)    IHS HOLDING INC., a Delaware corporation, and IHS GLOBAL INC., a Delaware corporation (IHS, the corporations listed in this clause (b) and any other Domestic Subsidiary added as a Domestic Borrower under the requirements of Section 2.24 hereof, are herein collectively referred to as the “US Borrowers”);
(c)    IHS GROUP HOLDINGS LIMITED, a company incorporated under the laws of England and Wales, IHS GLOBAL LIMITED, a company incorporated under the laws of England and Wales, IHS GLOBAL S.A., a company organized under the laws of Switzerland, IHS GLOBAL CANADA LIMITED, a company organized under the laws of the province of Alberta in Canada, IHS EMEA HOLDING~~S~~ S.À R.L., a private limited liability (société àresponsabilité limitée) company incorporated under Luxembourg law, and IHS LUXEMBOURG S.À R.L. a private limited liability (société àresponsabilité limitée) company incorporated under Luxembourg law (the companies listed in this clause (c) and any other Foreign Subsidiary added as a Foreign Borrower under the requirements of Section 2.24 hereof, are herein collectively referred to as the “Foreign Borrowers” and the Foreign Borrowers and the US Borrowers are herein collectively referred to as the “Borrowers”);
(d)    the Lenders party hereto; and
(e)    BANK OF AMERICA, N.A., as Administrative Agent.
The parties hereto agree as follows:
ARTICLE I

DEFINITIONS
Section 1.01    Defined Terms. As used in this Agreement, the following terms have the meanings specified below:
“2011 Credit Agreement” means the Credit Agreement dated as of January 5, 2011 among IHS, certain Subsidiaries of IHS as borrowers, the lenders party thereto and JPMorgan Chase Bank, N.A. as administrative agent, as amended, supplemented or otherwise modified from time to time.
“2012 Credit Agreement” means (i) the Credit Agreement dated as of August 29, 2012 among IHS, the Borrower, the lenders party thereto and Bank of America, N.A., as administrative agent, as amended, supplemented or otherwise modified from time to time and (ii) any extension, renewal or replacement thereof permitted by Section 6.01(i).
“2013 Credit Agreement” means the Credit Agreement dated as of July 15, 2013 among IHS, IHS Global Inc., JPMorgan Chase Bank, N.A., as administrative agent and the lenders party thereto, as amended, supplemented or otherwise modified from time to time.

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“ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.
“Acquisition Threshold” has the meaning assigned to such term in Section 7.02.
“Administrative Agent” means Bank of America, in its capacity as administrative agent for the Lenders hereunder. Bank of America may, in its discretion, arrange for one or more of its domestic or foreign branches or Affiliates to perform its obligations as the Administrative Agent hereunder and in such event, the term “Administrative Agent” shall include any such branch or Affiliate with respect to such obligations.
“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.
“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.
“Agent Parties” has the meaning assigned to such term in Section 10.01.
“Aggregation Test” has the meaning assigned to such term in Section 5.09(a).
“Alternate Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate,” and (c) the Eurodollar Rate plus 1.00%. The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such prime rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.
“Anti-Corruption Laws” means the United States Foreign Corrupt Practices Act of 1977 and all other laws, rules, and regulations of any jurisdiction concerning or relating to bribery, corruption or money laundering.
“Applicable Percentage” means, with respect to any Revolving Lender, the percentage of the total Revolving Commitments represented by such Lender’s Revolving Commitment. If the Revolving Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Revolving Commitments most recently in effect, giving effect to any assignments.
“Applicable Rate” means, following the Second Amendment Effective Date, for any day with respect to any ABR Loan, Canadian Prime Rate Loan or Fixed Rate Loan, or with respect to the commitment fees payable hereunder, as the case may be, 1.00% with respect to ABR Loans

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and Canadian Prime Rate Loans, 2.00% with respect to Fixed Rate Loans and 0.30% with respect to the commitment fees payable hereunder; provided that, following the delivery to the Administrative Agent of the first compliance certificate delivered pursuant to Section 5.01(c) after the Second Amendment Effective Date, the applicable rate per annum set forth below under the caption “ABR Spread”, “Canadian Prime Rate Spread”, “Fixed Rate Spread” or “Commitment Fee Rate”, as the case may be, based upon the Leverage Ratio as of the most recent determination date:

Leverage Ratio	Fixed Rate Spread	ABR Spread and Canadian Prime Rate Spread	Commitment Fee Rate
Category 1 ≥ 3.00 to 1.00	1.75%	0.75%	0.30%
Category 2 < 3.00 to 1.00 and ≥ 2.50 to 1.00	1.50%	0.50%	0.25%
Category 3 < 2.50 to 1.00 and ≥ 2.00 to 1.00	1.375%	0.375%	0.20%
Category 4 < 2.00 to 1.00 and ≥ 1.00 to 1.00	1.25%	0.25%	0.15%
Category 5 < 1.00 to 1.00	1.00%	0.00%	0.125%

For purposes of the foregoing, (i) the Leverage Ratio shall be determined as of the end of each of IHS’s fiscal quarters based upon the consolidated financial statements delivered pursuant to Section 5.01(a) or (b); provided that until the delivery to the Administrative Agent pursuant to Section 5.01 of IHS’s consolidated financial information for the fiscal quarter of IHS ending November 30, 2014, the “Applicable Rate” shall be the applicable rate per annum set forth in the table above opposite Category 2 and (ii) each change in the Applicable Rate resulting from a change in the Leverage Ratio shall be effective during the period commencing on and including the date of delivery to the Administrative Agent of such consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change. If it is ever subsequently determined that such financial statements did not accurately report as of the date of such financial statements the information necessary to determine the Leverage Ratio and as a result thereof the Leverage Ratio utilized to determine the Applicable Rates was not correct and resulted in the Applicable Rates being otherwise lower than they should have been if the Leverage Ratio was accurately determined, the Borrowers shall pay to the Administrative Agent the amount that would have been due under the terms hereof if the Leverage Ratio was calculated correctly. A certificate of the Administrative Agent setting forth the amount or amounts (including a reasonably detailed calculation thereof) of any such difference shall be delivered to the Borrower Representative and the Borrowers shall pay the

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Administrative Agent the amount shown as due on any such certificate within 30 days after receipt thereof.
Notwithstanding the foregoing, if IHS has notified the Administrative Agent that an Acquisition Threshold has been achieved and has elected a Trigger Quarter, then the Applicable Rate shall be the percentages set forth below beginning as of the first day of such election by IHS and continuing until the first date thereafter when IHS delivers to the Administrative Agent the consolidated financial statements pursuant to Section 5.01(a) or (b) hereof and the corresponding compliance certificate pursuant to Section 5.01(c) hereof evidencing that the Borrowers have a Leverage Ratio of less than or equal to 3.50 to 1.00 for a fiscal quarter.

Leverage Ratio	Fixed Rate Spread	ABR Spread and Canadian Prime Rate Spread	Commitment Fee Rate
> 3.75 to 1.00	2.00%	1.00%	0.30%
< 3.75 to 1.00 and >3.50 to 1.00	1.75%	0.75%	0.30%

“Approved Fund” has the meaning assigned to such term in Section 10.04.
“Assignment and Assumption” means an Assignment and Assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 10.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form (including electronic documentation generated by use of an electronic platform) approved by the Administrative Agent.
“Audited Financial Statements” means the audited consolidated balance sheets of IHS and its Subsidiaries for their 2011, 2012 and 2013 fiscal years, and the related consolidated statements of income, stockholders’ equity and cash flows of IHS and its Subsidiaries, and the notes thereto.
“Available Currency” means Sterling, Euro, Canadian Dollars, Swiss francs, Japanese yen or any other freely available currency (other than Dollars, unless approved by the Administrative Agent) requested by the Borrower Representative and approved by the Administrative Agent which is freely transferable and freely convertible into Dollars and in which dealings are carried on in the European interbank market. The term “Available Currency”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are denominated in an Available Currency but shall not include Canadian Dollar Loans and Borrowings made to any Canadian Borrower which are “Canadian Currency” Loans and Borrowings hereunder.
“Available Currency Commitment” means, with respect to each Available Currency Lender, the commitment of such Available Currency Lender to make Available Currency Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Available Currency Lender’s Available Currency Loans hereunder, as such commitment may be

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(a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04. The initial amount of each Available Currency Lender’s Available Currency Commitment on the First Amendment Effective Date is set forth on Schedule 2.01, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Available Currency Commitment. As of the First Amendment Effective Date, the aggregate amount of the Available Currency Lenders’ Available Currency Commitments is $1,300,000,000.
“Available Currency Exposure” means, at any time, the aggregate principal Dollar Amount of all Available Currency Loans outstanding at such time and the aggregate amount of LC Exposure that is denominated in one or more Available Currencies (not including LC Exposure denominated in Canadian Dollars). The Available Currency Exposure of any Lender (including each Available Currency Lender) at any time shall be its Applicable Percentage of the total Available Currency Exposure at such time.
“Available Currency Lender” means a Lender with an Available Currency Commitment or, if the Available Currency Commitments have terminated or expired, a Lender holding direct interests in Available Currency Loans. All Available Currency Lenders shall be UK Qualifying Lenders or shall have domestic or foreign branches or Affiliates who are UK Qualifying Lenders (to undertake Available Currency Loans to the UK Borrowers on their behalf). An Available Currency Lender may, in its discretion, arrange for one or more Available Currency Loans to be made by one or more of its domestic or foreign branches or Affiliates that is a UK Qualifying Lender, in which case the term “Available Currency Lender” shall include any such branch or Affiliate with respect to Loans made by such Person.
“Available Currency Loan” means a Loan made pursuant to clause (c) of Section 2.01.
“Available Currency Rate” means, in relation to any Interest Period and the related Available Currency Borrowing:
(i)    the applicable Screen Rate (as defined below in this definition); or
(ii)    if no Screen Rate is available for that Interest Period of that Borrowing, the arithmetic mean of the rates (rounded upwards to four decimal places) as supplied to the Administrative Agent at its request quoted by the Reference Banks (as defined below in this definition) to leading banks in the European interbank market as of 11.00 am (Brussels time) on the applicable Quotation Date for the offering of deposits in the applicable Available Currency and for a period comparable to that Interest Period. As used in this definition, the term “Screen Rate” means the percentage rate per annum displayed for the applicable Available Currency on the appropriate Bloomberg page screen as determined by the Administrative Agent. If the agreed page is replaced or service ceases to be available, the Administrative Agent may specify another page or service displaying the appropriate rate after consultation with the Borrower Representative and the Lenders. As used in this definition, “Reference Banks” means the Lenders named as Syndication Agent and Co-Documentation Agents hereunder and any other bank or financial institution appointed as a Reference Bank by

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the Administrative Agent in consultation with the Borrower Representative that has agreed to be a Reference Bank. Subject to Section 2.14, if the Available Currency Rate is to be determined by reference to the Reference Banks but a Reference Bank does not supply a quotation as required hereby, the Available Currency Rate shall be determined on the basis of the quotations of the remaining Reference Banks. Canadian Dollar Borrowings made to a Canadian Borrower shall not bear interest at the Available Currency Rate. Notwithstanding the foregoing, the Available Currency Rate shall not be less than zero for purposes of this Agreement.
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“Bank of America” means Bank of America, N.A. and its successors.
“Board” means the Board of Governors of the Federal Reserve System of the United States of America.
“Borrower Materials” has the meaning assigned to such term in Section 5.01.
“Borrowers” has the meaning assigned to such term in the first paragraph hereof.
“Borrower Joinder Agreement” means a Borrower Joinder Agreement in substantially the form of Exhibit G.
“Borrower Representative” means IHS, in its capacity as contractual representative of the Borrowers pursuant to Section 2.25.
“Borrowing” means (a) Loans of the same Class and Type, made, converted or continued on the same date and, in the case of Fixed Rate Loans, as to which a single Interest Period is in effect, or (b) a Swingline Loan.
“Borrowing Request” means a request by the Borrower Representative for a Borrowing in accordance with Section 2.03.
“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City and Dallas, Texas are authorized or required by law to remain closed; provided that when used in connection with (a) a Eurodollar Loan, the term “Business Day” shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market, (b) an Available Currency Loan, the term “Business Day” shall also exclude any day on which banks are not open for dealings in the Available Currency applicable to such Loan in the European interbank market and any day that is not a Target Day and (c) any Loans to any Canadian Borrower, the term “Business Day” shall exclude

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any day on which commercial banks in Toronto, Ontario are authorized or required by law to remain closed.
“Canadian Borrower” means IHS Global Canada Limited and any additional borrower joined pursuant to Section 2.24 which is incorporated under the laws of Canada or any province or territory located therein.
“Canadian Dollar” or “Cdn.$” means the lawful currency of Canada.
“Canadian Currency”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are made to a Canadian Borrower and denominated in Canadian Dollars and shall not include any Canadian Dollar Loan or Canadian Dollar Borrowing made to any other Borrower.
“Canadian Currency Commitment” means, with respect to each Canadian Currency Lender, the commitment of such Canadian Currency Lender to make Canadian Currency Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Canadian Currency Lender’s Canadian Currency Loans hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04. The initial amount of each Canadian Currency Lender’s Canadian Currency Commitment is set forth on Schedule 2.01, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Canadian Currency Commitment. As of the Effective Date, the aggregate amount of the Canadian Currency Lenders’ Canadian Currency Commitments is $500,000,000.
“Canadian Currency Exposure” means, at any time, the aggregate principal Dollar Amount of all Canadian Currency Loans outstanding at such time and the aggregate amount of LC Exposure that is denominated in Canadian Dollars. The Canadian Currency Exposure of any Lender (including each Canadian Currency Lender) at any time shall be its Applicable Percentage of the total Canadian Currency Exposure at such time.
“Canadian Currency Lender” means a Lender with a Canadian Currency Commitment or, if the Canadian Currency Commitments have terminated or expired, a Lender holding direct interests in Canadian Currency Loans. All Canadian Currency Lenders shall be Canadian Qualified Lenders or shall have domestic or foreign branches or Affiliates who are Canadian Qualified Lenders (to undertake Canadian Currency Loans to the Canadian Borrowers on their behalf). A Canadian Currency Lender may, in its discretion, arrange for one or more Canadian Currency Loans to be made by one or more of its domestic or foreign branches or Affiliates that is a Canadian Qualified Lender, in which case the term “Canadian Currency Lender” shall include any such branch or Affiliate with respect to Loans made by such Person.
“Canadian Currency Loan” means a Loan made pursuant to clause (e) of Section 2.01.
“Canadian Pension Plan” means a defined benefit pension plan registered under the Pension Benefits Act (Ontario), or covered by other Canadian or provincial pension legislation including the Income Tax Act (Canada), or a Canadian registered pension plan which any Loan

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Party sponsors, maintains or to which it makes, is making or is obligated to make contributions or has made contributions at any time during the immediately preceding five (5) plan years.
“Canadian Prime Rate” means on any day, the greater of (a) the annual rate of interest announced from time to time by Bank of America as being its reference rate then in effect for determining interest rates on Canadian Dollar denominated commercial loans made by it in Canada and (b) the CDOR Rate for a one month term in effect from time to time plus 100 basis points per annum. Only Canadian Dollar Borrowings made to the Canadian Borrowers can accrue interest at the Canadian Prime Rate. The term “Canadian Prime Rate”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Canadian Prime Rate.
“Canadian Qualified Lender” means a financial institution that is resident in Canada or deemed to be resident in Canada for purposes of the Income Tax Act (Canada) or any other financial institution that is not resident in Canada and is not deemed to be resident in Canada for purposes of the Income Tax Act (Canada), provided that such non-resident financial institution deals at arm’s length with the Canadian Borrowers for purposes of the Income Tax Act (Canada).
“Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.
“CDOR Rate” means, with respect to Canadian Dollar Borrowings made to a Canadian Borrower and for the relevant Interest Period, the sum of (a) the rate per annum equal to the Canadian Dealer Offered Rate (“CDOR”), or a comparable or successor rate which rate is approved by the Administrative Agent, as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at or about 10:00 a.m. (Toronto, Ontario time) on the first day of such Interest Period (or such other day as is generally treated as the rate fixing day by market practice in such interbank market, as determined by the Administrative Agent) (or if such day is not a Business Day, then on the immediately preceding Business Day with a term equivalent to such Interest Period plus (b) 0.10% per annum; provided that to the extent a comparable or successor rate is approved by the Administrative Agent in connection herewith, the approved rate shall be applied in a manner consistent with market practice; provided, further that to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent. Notwithstanding the foregoing, the CDOR Rate shall not be less than zero for purposes of this Agreement.
“Change in Control” means (a) the acquisition of, ownership or voting control, directly or indirectly, beneficially or of record, on or after the Effective Date, by any Person or group (within the meaning of Rule 13d-3 of the Securities Exchange Commission under the Securities Exchange Act of 1934, as then in effect) (other than a Person of which IHS is a direct or indirect wholly owned subsidiary as long as such Person guarantees the Loan Obligations on terms

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reasonably satisfactory to the Administrative Agent) of shares representing more than thirty-three percent (33%) of the aggregate ordinary Voting Power represented by the issued and outstanding capital stock of IHS (or any Person of which IHS is a direct or indirect wholly owned subsidiary); (b) if IHS shall cease to own, directly or indirectly, one hundred percent (100%) of the record and beneficial ownership of each other Borrower (unless such other Borrower is merged out of existence pursuant to Section 6.03 hereof, or shall no longer be a Borrower hereunder); (c) occupation of a majority of the seats (other than vacant seats) on the board of directors of IHS by Persons who were neither (i) nominated by the board of directors of IHS nor (ii) approved or appointed by directors so nominated; or (d) the occurrence of a change of control, or other similar provision, as defined in any agreement governing Material Indebtedness.
“Change in Law” means (a) the adoption of any law, rule or regulation after the date of this Agreement (including any law, rule or regulations currently under contemplation as of the date of this Agreement), (b) any change in any law, rule or regulation or in the interpretation, application or implementation thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or the Issuing Bank (or, for purposes of Section 2.15(b), by any lending office of such Lender or by such Lender’s or the Issuing Bank’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement. The Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.
“Class”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, Available Currency Loans, Canadian Currency Loans or Swingline Loans and, when used in reference to any Commitment, refers to whether such Commitment is a Revolving Commitment, Available Currency Commitment or a Canadian Currency Commitment.
“Co-Documentation Agents” means, individually or collectively, Royal Bank of Canada, Wells Fargo Bank, N.A., BBVA Compass and TD Bank, N.A., in their capacity as co-documentation agents, and each of their successors in such capacity.
“Code” means the Internal Revenue Code of 1986, as amended from time to time.
“Commitment” means a Revolving Commitment, the Available Currency Commitment or a Canadian Currency Commitment, or any combination thereof (as the context requires).
“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.
“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise

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Voting Power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.
“Consolidated” means the resultant consolidation of the financial statements of IHS and its Subsidiaries in accordance with GAAP, including principles of consolidation consistent with those applied in preparation of the most recent consolidated financial statements referred to in Section 3.04 hereof.
“Consolidated Depreciation and Amortization Charges” means, for any period, the aggregate of all depreciation and amortization charges including but not limited to those relating to fixed assets, leasehold improvements and general intangibles (specifically including goodwill) of IHS for such period, as determined on a Consolidated basis and in accordance with GAAP.
“Consolidated EBITDA” means, for any period, as determined on a Consolidated basis and in accordance with GAAP, Consolidated Net Earnings for such period:
(a)    plus the aggregate amounts deducted in determining such Consolidated Net Earnings in respect of (i) Consolidated Interest Expense, (ii) Consolidated Income Tax Expense, (iii) Consolidated Depreciation and Amortization Charges, (iv) non-cash charges or expenses in connection with options, restricted stock, restricted stock units or other equity level awards under any IHS incentive plan, (v) cash non-recurring acquisition or restructuring charges or expenses related to employee severance or facilities consolidation and acquisition related transactions expenses provided that for any period of calculation, the aggregate amount added back under this clause (v) shall not comprise more than 10% of the Consolidated EBITDA for such period, (vi) any non-cash modifications to pension and post-retirement employee benefit plans, settlement costs incurred to annuitize retirees or facilitate lump-sum buyout offers under pension and post-retirement employee benefit plans or mark-to-market adjustments under pension and post-retirement employee benefit plans provided that for any period of calculation, the aggregate amount added back under this clause (vi) shall not comprise more than 5% of the Consolidated EBITDA for such period and (vii) non-cash losses or charges (including charges incurred pursuant to the refinancing of the credit facility in effect prior to this Agreement) that are unusual or non-recurring,
(b)    minus extraordinary or unusual one time gains;
provided that, for purposes of calculating the Leverage Ratio and any Pro Forma calculation, Consolidated EBITDA shall include the consolidated earnings before interest, taxes, depreciation and amortization of any Target who was acquired or whose assets were acquired during such period as calculated for the period prior to the acquisition on a basis which is in compliance with the requirements of Article 11 of Regulation S-X of the Securities and Exchange Commission (or otherwise calculated on a good faith basis by a financial or accounting officer of IHS) and to:
(x)    add back thereto the sum of the following: (A) non-cash charges or expenses in connection with options, restricted stock, restricted stock units or other equity level awards under any employee incentive plan; (B) cash non-recurring acquisition or restructuring charges or expenses related to employee severance or facilities consolidation and acquisition

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related transactions expenses provided that for any period of calculation, the aggregate amount added back under this clause (B) shall not comprise more than 10% of the total consolidated earnings before interest, taxes, depreciation and amortization of the Target for such period, and (C) non-cash losses or charges that are unusual or non-recurring;
(y)    subtract therefrom extraordinary or unusual one time gains.
Notwithstanding the foregoing, Consolidated EBITDA for the fiscal quarter ended (a) November 30, 2013 shall be deemed to be $171,609,000, (b) February 28, 2014 shall be deemed to be $155,934,000, (c) May 31, 2014 shall be deemed to be $175,910,000 and (d) August 31, 2014 shall be deemed to be $176,662,000.
“Consolidated Funded Indebtedness” means, at any date, all Indebtedness (other than net obligations under any Hedge Agreement), including, but not limited to, current, long-term and Subordinated Indebtedness, if any, of IHS, as determined on a Consolidated basis and in accordance with GAAP.
“Consolidated Income Tax Expense” means, for any period, all provisions for taxes paid or payable based on the gross or net income of IHS (including, without limitation, any additions to such taxes, and any penalties and interest with respect thereto), and all franchise taxes of IHS, as determined on a Consolidated basis and in accordance with GAAP.
“Consolidated Interest Expense” means, for any period, the interest expense of IHS for such period, as determined on a Consolidated basis and in accordance with GAAP.
“Consolidated Net Earnings” means, for any period, the net income (loss) of IHS for such period, as determined on a Consolidated basis and in accordance with GAAP excluding therefrom however, to the extent otherwise included therein: (a) the income (or loss) of any Person (other than a Subsidiary) in which IHS or a Subsidiary has an ownership interest to the extent recorded separately on the financial statements of IHS as income from equity investments; provided, however, that (i) Consolidated Net Earnings shall include amounts in respect of such income when actually received in cash by IHS or such Subsidiary in the form of dividends or similar distributions and (ii) Consolidated Net Earnings shall be reduced by the aggregate amount of all investments, regardless of the form thereof, made by IHS or any Subsidiary in such Person for the purpose of funding any deficit or loss of such Person and (b) the income of any Subsidiary to the extent the payment of such income in the form of a distribution or repayment of any Indebtedness to IHS or a Subsidiary is not permitted on account of any restriction in by-laws, articles of incorporation or similar governing document or any agreement applicable to such Subsidiary.
“Consolidated Total Assets” means the total assets of IHS and its Subsidiaries on a consolidated basis in conformity with GAAP, as shown on the most recent balance sheet of IHS required to be delivered pursuant to Section 4.01(h) or Section 5.01(a) or (b) (it being understood that if such required balance sheet is not delivered Consolidated Total Assets shall be deemed to be zero until such balance sheet is delivered). Asset sales incurred pursuant to Section 6.05(c)

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shall be permitted if such basket was available on the date of such incurrence even if Consolidated Total Assets subsequently decreases.
“Contract Rate” has the meaning assigned to such term in Section 10.13(a).
“Credit Agreement Pari Passu Indebtedness” means any Indebtedness existing under (a) the Term Loan Credit Agreement, (b) the 2012 Credit Agreement or (c) the Permitted Capital Markets Debt; in each case which ranks pari passu in right of payment with the Loans.
“Credit Parties” means the Administrative Agent, each Lender and each Affiliate of a Lender that is owed any of the Obligations.
“CTA” means the UK Corporation Tax Act 2009.
“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect.
“Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.
“Defaulting Lender” means, subject to the last paragraph of Section 2.20, any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower Representative in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, an Issuing Bank, the Swingline Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swingline Loans) within two Business Days of the date when due, (b) has notified the Borrower Representative, the Administrative Agent, an Issuing Bank or the Swingline Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or the Borrower Representative, to confirm in writing to the Administrative Agent and the Borrower Representative that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower Representative), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, ~~or~~ (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or

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assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-in Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above, and of the effective date of such status, shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to the last paragraph of Section 2.20) as of the date established therefor by the Administrative Agent in a written notice of such determination, which shall be delivered by the Administrative Agent to the Borrower Representative, the Issuing Banks, the Swingline Lender and each other Lender promptly following such determination.
“Disclosed Matters” means all the matters disclosed on Schedule 3.06.
“Dollar Amount” means, as of any date of determination, (a) in the case of any amount denominated in Dollars, such amount, and (b) in the case of any amount denominated in another currency, the amount of Dollars which is equivalent to such amount of other currency as of such date, determined by using the Spot Rate on the date two (2) Business Days prior to such date or on such other date as may be requested by the Borrower Representative and approved by the Administrative Agent.
“Dollars” or “$” refers to lawful currency of the United States of America.
“Domestic Guarantor” means IHS and each Domestic Subsidiary designated a “Domestic Guarantor” on Schedule 1.01 hereto and each other Domestic Subsidiary that becomes a party to the US Guaranty Agreement pursuant to Section 5.09.
“Domestic Subsidiary” means any Subsidiary that is organized under the laws of the United States of America, any state thereof or the District of Columbia.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

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“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“Effective Date” means the date on which the conditions specified in Section 4.01 are satisfied (or waived in accordance with Section 10.02).
“Election Date” has the meaning assigned to such term in Section 7.02.
“Elevated Leverage Period” has the meaning assigned to such term in Section 7.02.
“Environmental Laws” means all laws, rules, regulations, codes, ordinances, directives, policies, guidelines, permits, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters.
“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of IHS or any Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.
“Equity Interests” means shares of the capital stock, partnership interests, membership interest in a limited liability company or unlimited liability company, beneficial interests in a trust or other equity interests or any warrants, options or other rights to acquire such interests.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.
“ERISA Affiliate” means any entity, whether or not incorporated, that is under common control with a Borrower within the meaning of Section 4001(a)(14) of ERISA or any trade or business (whether or not incorporated) that, together with IHS, is treated as a single employer under Section 414(b), (c), (m) or (o) of the Code.
“ERISA Event” means (a) any “reportable event,” as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30 day notice period is waived); (b) the failure of IHS or any ERISA Affiliate to make by its due date a required installment under Section 430(j) of the Code with respect to any Plan or any failure of by any Plan to satisfy the minimum funding standards (within the meaning of Section 412 of the Code or Section 302 of ERISA) applicable to such Plan, whether or not waived in accordance with Section 412(c) of the Code or Section 302(c) of ERISA; (c) the filing pursuant to Section 412 of the Code or Section 302 of ERISA of an application for a waiver of the

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minimum funding standard with respect to any Plan; (d) the incurrence by IHS or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by IHS or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by IHS or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; (g) the receipt by IHS or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from IHS or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA or in “endangered” or “critical” status, within the meaning of Section 432 of the Code or Section 305 of ERISA; or (h) any Plan is determined, or expected to be determined, to be in “at risk” status within the meaning of Section 430 of the Code or Section 303 of ERISA).
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“euro” or “Euro” means the single currency of the Participating Member States.
“Eurodollar”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Eurodollar Rate but not including any Loan or Borrowing bearing interest at a rate determined by reference to clause (c) of the definition of the term “Alternate Base Rate”.
“Eurodollar Rate” means (a) for any Interest Period with respect to a Eurodollar Loan, the rate per annum equal to the London Interbank Offered Rate (“LIBOR”) or a comparable or successor rate, which rate is approved by the Administrative Agent and published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at approximately 11:00 A.M., London time, two Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; and
(b)    for any interest calculation with respect to an ABR Loan on any date, the rate per annum equal to LIBOR, at or about 11:00 A.M., London time determined two Business Days prior to such date for Dollar deposits with a term of one month commencing that day;
provided that to the extent a comparable or successor rate is approved by the Administrative Agent in connection herewith, the approved rate shall be applied in a manner consistent with market practice; provided, further that to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent. Notwithstanding the foregoing, the Eurodollar Rate shall not be less than zero for purposes of this Agreement.
1 The EU Bail-In Legislation Schedule may be found at http:/www.1ma.cu.com/uploads/files/EU%20BAIL-IN%20LEGISLATION%20SCHEDULE%20131334-2-14%20y3%200.pdf

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“Event of Default” has the meaning assigned to such term in Section 8.01.
“Excluded Swap Obligation” means, with respect to any Guarantor, (a) any Swap Obligation in respect of a Swap if, and to the extent that, and only for so long as, all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, as applicable, such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure to constitute an “eligible contract participant,” as defined in the Commodity Exchange Act and the regulations thereunder, at the time the guarantee of (or grant of such security interest by, as applicable) such Guarantor becomes or would become effective with respect to such Swap Obligation or (b) any other Swap Obligation designated as an “Excluded Swap Obligation” of such Guarantor as specified in any agreement between the relevant Loan Parties and counterparty applicable to such Swap Obligations, and agreed by the Administrative Agent. If a Swap Obligation arises under a master agreement governing more than one Swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to Swaps for which such Guarantee or security interest is or becomes illegal.
“Excluded Taxes” means, with respect to the Administrative Agent, any Lender, the Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of any Loan Party under any Loan Document, (a) income or franchise Taxes imposed on (or measured by) its net income (however denominated) in each case, (i) imposed by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located or (ii) that are Other Connection Taxes, (b) any branch profits Taxes imposed by the United States of America or any similar Tax imposed by any other jurisdiction in which any Borrower is located, (c) in the case of a Lender (other than an assignee pursuant to a request by the Borrower Representative under Section 2.19(b)), any withholding tax that is imposed by the United States, the United Kingdom, Switzerland, Canada, Luxembourg or any jurisdiction in which a Borrower is resident for tax purposes on amounts payable to such Lender at the time such Lender becomes a party to this Agreement (or designates a new lending office) or is attributable to such Lender’s or the Issuing Bank’s failure to comply with Section 2.17(e), except to the extent that such Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from an applicable Loan Party with respect to such withholding Tax pursuant to Section 2.17(a) and (d) any U.S. Federal withholding Taxes imposed under FATCA.
“Existing Letters of Credit” means the letters of credit issued under the 2011 Credit Agreement which are outstanding on the Effective Date.
“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code

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and any intergovernmental agreement entered into in connection with the implementation of such sections of the Code.
“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America on such day on such transactions as determined by the Administrative Agent. Notwithstanding the foregoing, the Federal Funds Rate shall not be less than zero for purposes of this Agreement.
“Financial Officer” means the chief financial officer, principal accounting officer, treasurer or controller of IHS.
“First Amendment” means the First Amendment dated as of November 5, 2015 to this Agreement.
“First Amendment Effective Date” means November 5, 2015, the date on which the First Amendment became effective.
“Fixed Rates” means the Available Currency Rate, the Eurodollar Rate and, with respect to Canadian Currency Loans, the CDOR Rate. The term “Fixed Rate”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to a Fixed Rate.
“Foreign Borrowers” has the meaning assigned to such term in the first paragraph hereof.
“Foreign Currency Limit” means $1,300,000,000.
“Foreign Guarantor” means each Foreign Subsidiary designated as a “Foreign Guarantor” on Schedule 1.01 hereto and each other Foreign Subsidiary that becomes a party to the Foreign Guaranty Agreement pursuant to Section 5.09.
“Foreign Guaranty Agreement” means that certain Guaranty Agreement (Foreign) of the Foreign Guarantors in substantially the form of Exhibit C-2 hereto.
“Foreign Lender” means, with respect to any Borrower, any Lender that is organized under the laws of a jurisdiction other than the jurisdiction in which such Borrower is located. For purposes of this definition, the United States of America, any State thereof or the District of Columbia shall be deemed to be one jurisdiction and Canada and any province or territory thereof shall be deemed to be one jurisdiction.

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“Foreign Plan” means any employee benefit plan or arrangement (a) maintained or contributed to by Foreign Subsidiary that is not subject to the laws of the United States; or (b) mandated by a government other than the United States for employees of any Loan Party, and includes Canadian Pension Plans.
“Foreign Subsidiary” means any Subsidiary that is organized under the laws of a jurisdiction other than the United States of America, any State thereof or the District of Columbia.
“Fronting Parties” means the Swingline Lender, the Issuing Bank, each Available Currency Lender and each Canadian Currency Lender.
“Fully Satisfied” or “Full Satisfaction” means, as of any date, that on or before such date:
(a)    with respect to the Loan Obligations: (i) the principal of and interest accrued to such date on the Loan Obligations shall have been paid in full in cash, (ii) all fees, expenses and other amounts which constitute Loan Obligations shall have been paid in full in cash; (iii) the Commitments shall have expired or irrevocably been terminated; and (iv) the contingent LC Exposure shall have been secured by: (A) the grant of a first priority, perfected Lien on cash or cash equivalents in an amount at least equal to 102% of the amount of such LC Exposure or other collateral which is acceptable to the Issuing Bank in its sole discretion or (B) the issuance of a “back-to-back” letter of credit in form and substance acceptable to the Issuing Bank with an original face amount at least equal to 102% of the amount of such LC Exposure and issued by an issuing bank satisfactory to the Issuing Bank in its sole discretion; and
(b)    with respect to the Hedge Obligations: (i) all termination payments, fees, expenses and other amounts which constitute Hedge Obligations shall have been paid in full in cash and (ii) no Credit Party shall have any further liability arising under the related Hedge Agreement.
“GAAP” means generally accepted accounting principles in the United States of America.
“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state, provincial, territorial or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government and any group or body charged with setting financial accounting or regulatory capital rules or standards (including without limitation, the Financial Accounting Standards Board, the Bank for International Settlements or the Basel Committee on Banking Supervision or any successor or similar authority to any of the foregoing).
“Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation (including any obligations under an operating lease) of any

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other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation (including any obligations under an operating lease) of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.
“Guarantor” means a Domestic Guarantor or a Foreign Guarantor.
“Guaranty Agreements” means, collectively, the US Guaranty Agreement and the Foreign Guaranty Agreement.
“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.
“Hedge Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of IHS or its Subsidiaries shall be a Hedge Agreement.
“Hedge Obligations” means all obligations, indebtedness, and liabilities of IHS or any Subsidiaries, or any one of them, to any Lender or any Affiliate of any Lender, arising pursuant to any Hedge Agreements entered into by such Lender or Affiliate with IHS or any Subsidiaries, or any one of them, whether now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, including, without limitation, all fees, costs, and expenses (including attorneys’ fees and expenses) provided for in such Hedge Agreements.
“IHS” has the meaning assigned to such term in the first paragraph hereof.
“Immaterial Subsidiary” means, as determined as of any date, a Subsidiary that has revenue as determined as of such date for the most recently completed four fiscal quarter period of less than 10% of IHS’s consolidated revenue for such period.

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“Increase Amount” has the meaning assigned to such term in Section 2.21.
“Increased Commitment Supplement” means a supplement to this Agreement substantially in the form of Exhibit D hereto executed pursuant to the terms of Section 2.21.
“Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to advances of any kind; (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments; (c) all obligations of such Person upon which interest charges are customarily paid; (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person; (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable and past due accounts payable being contested in accordance with Section 5.04, in each case, incurred in the ordinary course of business); (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed; (g) all Guarantees by such Person of items described in clauses (a)-(f) and (h)-(n) of this definition; (h) all Capital Lease Obligations of such Person; (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty; (j) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances; (k) all obligations of such Person in respect of mandatory redemption or mandatory dividend rights on Equity Interests but excluding dividends payable solely in additional Equity Interests; (1) all obligations of such Person for the deferred payment of the purchase price for an acquisition permitted hereby or an acquisition consummated prior to the date hereof; (m) all obligations of such Person under any Hedge Agreement; and (n) all obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which lease is required or is permitted to be classified and accounted for as an operating lease under GAAP but which is intended by the parties thereto for tax, bankruptcy, regulatory, commercial law, real estate law and all other purposes as a financing arrangement. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. The amount of the obligations of IHS or any Subsidiary in respect of any Hedge Agreement shall, at any time of determination and for all purposes under this Agreement, be the maximum aggregate amount (giving effect to any netting agreements) that IHS or such Subsidiary would be required to pay if such Hedge Agreement were terminated at such time giving effect to current market conditions notwithstanding any contrary treatment in accordance with GAAP.
“Indemnified Taxes” means (a) Taxes other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in clause (a) above, Other Taxes.
“Indemnitee” has the meaning assigned to such term in Section 10.03(b).
“Information” has the meaning assigned to such term in Section 10.12.

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“Information Memorandum” means the Confidential Information Memorandum dated September 2014 relating to IHS, its Subsidiaries and the Transactions.
“Interest Coverage Ratio” means, as determined for the most recently completed four fiscal quarters of IHS, on a Consolidated basis and in accordance with GAAP, the ratio of (a) Consolidated EBITDA to (b) Consolidated Interest Expense.
“Interest Election Request” means a request by the Borrower Representative to convert or continue a Borrowing in accordance with Section 2.07.
“Interest Payment Date” means (a) with respect to any ABR Loan (other than a Swingline Loan) and any Canadian Prime Rate Loan, the last day of each February, May, August and November, (b) with respect to any Fixed Rate Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Fixed Rate Loan with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period, and (c) with respect to any Swingline Loan, the day that such Loan is required to be repaid.
“Interest Period” means with respect to any Fixed Rate Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as the Borrower Representative may elect, provided, that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.
“ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance).
“Issuing Bank” means each of Bank of America, N.A. and JPMorgan Chase Bank, N.A., in each case in its capacity as the issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.05(j). Each reference herein to the “Issuing Bank” shall be deemed to be a reference to the relevant Issuing Bank. The Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.
“ITA” means the UK Income Tax Act 2007.

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“Joint Bookrunners” means, individually or collectively, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, in their capacity as joint bookrunners, and each of their successors in such capacity.
“Lead Arrangers” means, individually or collectively, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, in their capacity as lead arrangers, and each of their successors in such capacity.
“LC Disbursement” means a payment made by the Issuing Bank pursuant to a Letter of Credit.
“LC Exposure” means, at any time, the sum of (a) the aggregate undrawn Dollar Amount of all outstanding Letters of Credit at such time plus (b) the aggregate Dollar Amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrowers at such time plus (c) for purposes of Section 2.11(b) only, the amount of cash collateral for LC Exposure provided in accordance with the requirement of Section 2.05(k). The LC Exposure of any Revolving Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time.
“Lenders” means (a) for all purposes, the Persons listed on Schedule 2.01 and any other Person that shall have become a party hereto pursuant to an Increased Commitment Supplement or an Assignment and Assumption, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption or otherwise and (b) for purposes of the definitions of “Hedge Obligations” and “Credit Parties” only, shall include any Person who was a Lender at the time a Hedge Agreement was entered into by one or more of the Loan Parties, even though, at a later time of determination, such Person no longer holds any Commitments or Loans hereunder. Unless the context otherwise requires, the term “Lenders” includes the Swingline Lender. A Lender may, in its discretion, arrange for one or more Loans to be made by one or more of its domestic or foreign branches or Affiliates, in which case the term “Lender” shall include any such branch or Affiliate with respect to Loans made by such Person.
“Letter of Credit” means any letter of credit issued pursuant to this Agreement, including the Existing Letters of Credit.
“Leverage Ratio” means, on any date, the ratio of Consolidated Funded Indebtedness as of such date to Consolidated EBITDA for the four (4) fiscal quarters then ended or then most recently ended.
“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset.
“Loan Documents” means this Agreement, the notes executed pursuant to Section 2.09 (if any), US Guaranty Agreement, the Foreign Guaranty Agreement and all other certificates,

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agreements and other documentation now or hereafter executed and/or delivered pursuant to or in connection with the foregoing.
“Loan Obligations” means all obligations, indebtedness, and liabilities of IHS or any Subsidiaries, or any one of them, to the Administrative Agent and the Lenders arising pursuant to any of the Loan Documents, whether now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, including, without limitation, the obligation of IHS or any Subsidiaries to repay the Loans, the LC Disbursements, interest on the Loans and LC Disbursements, and all fees, costs, and expenses (including attorneys’ fees and expenses) provided for in the Loan Documents.
“Loan Parties” means the Borrowers and the Subsidiary Loan Parties.
“Loans” means the loans made by the Lenders to one or more of the Borrowers pursuant to this Agreement.
“Material Adverse Effect” means a material adverse effect on (a) the business, assets, operations or condition, financial or otherwise, of IHS and its Subsidiaries taken as a whole, (b) the validity or enforceability of any Loan Document or (c) the rights of or remedies available to the Administrative Agent or the Lenders under any Loan Document.
“Material Indebtedness” means Indebtedness (other than the Loans and Letters of Credit but including, without limitation, obligations in respect of one or more Hedge Agreements) of IHS and its Subsidiaries in an aggregate principal amount exceeding $50,000,000.
“Material Subsidiary” means any Subsidiary that is not an Immaterial Subsidiary.
“Maximum Rate” has the meaning assigned to such term in Section 10.13(a).
“Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.
“Net Proceeds” means, with respect to any event (a) the cash proceeds received in respect of such event including (i) any cash received in respect of any non-cash proceeds, but only as and when received, (ii) in the case of a casualty, insurance proceeds, and (iii) in the case of a condemnation or similar event, condemnation awards and similar payments, net of (b) the sum of (i) all reasonable fees and out-of-pocket expenses paid by IHS and its Subsidiaries to third parties (other than Affiliates) in connection with such event, (ii) in the case of a sale, transfer or other disposition of an asset (including pursuant to a sale and leaseback transaction or a casualty or a condemnation or similar proceeding), the amount of all payments required to be made by IHS and its Subsidiaries as a result of such event to repay Indebtedness (other than Loans) secured by such asset or otherwise subject to mandatory prepayment as a result of such event, and (iii) the amount of all taxes paid (or reasonably estimated to be payable) by IHS and its Subsidiaries, and the amount of any reserves established by IHS and its Subsidiaries to fund contingent liabilities reasonably estimated to be payable, in each case during the year that such

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event occurred or the next succeeding year and that are directly attributable to such event (as determined reasonably and in good faith by the chief financial officer of IHS).
“New Lender” has the meaning assigned to such term in Section 2.21.
“Non-Consenting Lender” has the meaning assigned to such term in Section 10.02(c).
“Non-Loan Party” means any Subsidiary that is not a Loan Party.
“Non-Loan Party Amount” has the meaning assigned to such term in Section 6.01(c).
“Non-Qualifying Bank Creditor Rules” means the Swiss tax rules relating to number of non bank lenders a Swiss borrower has as set out in the guidelines issued by the Swiss Federal Tax Administration, including guideline S-02.128 in relation to syndicated credit facilities of January 2000 (Merkblatt S-02.128 vom Januar 2000 “Steuerliche Behandlung von Konsortialdarlehen, Schuldscheindarlehen, Wechseln und Unterbeteiligungen”).
“Obligations” means all Loan Obligations and the Hedge Obligations.
“OFAC” means the Office of Foreign Assets Control of the U.S. Department of the Treasury.
“OPIS Acquisition” means the acquisition of Oil Price Information Service, LLC, pursuant to the Membership Interest Purchase Agreement, dated as of January 8, 2016, by and among UCG Holdings Limited Partnership and IHS Global Inc.
“Other Connection Taxes” means, with respect to the Administrative Agent, any Lender, the Issuing Bank or any other recipient, Taxes imposed as a result of a present or former connection between the Administrative Agent, any Lender, the Issuing Bank or any other recipient and the jurisdiction imposing such Tax (other than connections arising from the Administrative Agent, any Lender, the Issuing Bank or any other recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).
“Other Taxes” means any and all present or future stamp or documentary Taxes or any other excise or property Taxes, charges or similar levies arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document, except any such taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment pursuant to Section 2.19(b)), and including all such amounts imposed as a result of the violation of the Non-Qualifying Bank Creditor Rules.
“Participant” has the meaning assigned to such term in Section 10.04.
“Participant Register” has the meaning assigned to such term in Section 10.04.

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“Participating Member State” means any member state of the European Communities that adopts or has adopted the euro as its lawful currency in accordance with legislation of the European Community relating to Economic and Monetary Union.
“Patriot Act” has the meaning assigned to such term in Section 10.20.
“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in Section 4002 of ERISA and any successor entity performing similar functions.
“Permitted Capital Markets Debt” means (i) up to $750,000,000 aggregate principal amount senior unsecured notes issued by IHS; provided that (i) such Indebtedness does not mature or have scheduled amortization or payments of principal and is not subject to mandatory prepayment, redemption, put, call, sinking fund obligation or other repurchase obligation (except customary asset sale or change of control provisions), in each case, prior to the date that is 91 days after the Revolving Maturity Date at the time such Indebtedness is incurred, (ii) such Indebtedness is not guaranteed by any Subsidiaries other than the Domestic Subsidiaries which are Borrowers or Guarantors, (iii) such Indebtedness is not secured by any Lien on any property or assets of IHS or any Subsidiary and (iv) such Indebtedness does not include any financial maintenance covenants and the other terms (other than the interest rate, but including without limitation the restrictive covenants) of such Indebtedness are customary for such type of Indebtedness and in any event no more burdensome to IHS (taken as a whole) than the terms of this Agreement (as determined by IHS in good faith) and (v) any extension, renewal or replacement thereof permitted by Section 6.01(j).
“Permitted Capital Markets Debt Indenture” means the indenture or other agreement under which the Permitted Capital Markets Debt is issued.
“Permitted Encumbrances” means:
(a)    Liens imposed by law for taxes that are not yet due or are being contested in compliance with Section 5.04;
(b)    carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being contested in compliance with Section 5.04;
(c)    pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations;
(d)    deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;
(e)    judgment Liens in respect of judgments that do not constitute an Event of Default under clause (k) of Section 8.01;

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(f)    easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of IHS or any Subsidiary;
(g)    Liens arising from filing UCC financing statements regarding leases permitted by this Agreement;
(h)    leases or subleases entered into by IHS or a Subsidiary in good faith with respect to its property not used in its business and which do not materially interfere with the ordinary conduct of business of IHS or any Subsidiary;
(i)    statutory and common law landlords’ liens under leases to which IHS or one of its Subsidiaries is a party; and
(j)    customary Liens (including the right of set-off) in favor of banking institutions encumbering deposits held by such banking institutions incurred in the ordinary course of business;
provided that the term “Permitted Encumbrances” shall not include any Lien securing Indebtedness.
“Permitted Non-Loan Party Amount” has the meaning assigned to such term in Section 6.01(c).
“Person” means any natural person, corporation, limited liability company, unlimited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.
“Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which any Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA or with respect to which any Borrower or any of their ERISA Affiliates has any actual or contingent liability.
“Platform” has the meaning assigned to such term in Section 5.01.
“Pro Forma” means, in reference to any financial calculation hereunder and the proposed transaction requiring such calculation, that such calculation for the applicable period is made on a basis acceptable to the Administrative Agent and: (a) assuming the consummation of the transaction in question, (b) assuming that the incurrence or assumption of any Indebtedness in connection therewith occurred on the first day of such period, (c) to the extent such Indebtedness bears interest at a floating rate, using the rate in effect at the time of calculation for the entire period of calculation, and (d) including in Consolidated EBITDA as provided in the definition thereof, the consolidated earnings before interest, taxes, depreciation and amortization of the

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Target for the period prior to the acquisition on a basis which is in compliance with the requirements of Article 11 of Regulation S-X of the Securities and Exchange Commission (or otherwise calculated on a good faith basis by a financial or accounting officer of IHS) and the adjustments provided in clauses (x) and (y) of the definition of Consolidated EBITDA.
“Pro Forma Financial Statements” means the consolidated pro forma balance sheet of IHS and its Subsidiaries as of August 31, 2014, and the related consolidated pro forma statement of income of IHS as of and for the twelve-month period ending on the last day of the most recently completed four-fiscal quarter period ended at least 45 days prior to the Effective Date, which have been prepared giving effect to the Transactions (excluding the impact of purchase accounting effects required by GAAP) as if the Transactions had occurred on such date or at the beginning of such period, as the case may be.
“Proceeds of Crime Act” means the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada), as amended from time to time, and including all regulations thereunder.
“Proposed Change” has the meaning assigned to such term in Section 10.02(c).
“Public Lender” has the meaning assigned to such term in Section 5.01.
“Qualified ECP Guarantor” means in respect of any Swap Obligation, each Loan Party that, at the time the relevant guarantee (or grant of the relevant security interest, as applicable) becomes effective with respect to such Swap Obligation, has total assets exceeding $10,000,000 or otherwise constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and which may cause another person to qualify as an “eligible contract participant” with respect to such Swap Obligation at such time by entering into a keepwell pursuant to section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
“Quotation Day” means, in relation to any period for which an interest rate is to be determined:
(a)    with respect to a Loan denominated in Sterling, the first day of that period;
(b)    with respect to a Loan denominated in Euro, two TARGET Days before the first day of that period; and
(c)    with respect to a Loan denominated in another Available Currency, two (2) Business Days prior to the commencement of such Interest Period (or such other day as is generally treated as the rate fixing day by market practice in such interbank market, as determined by the Administrative Agent; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such other day as otherwise reasonably determined by the Administrative Agent).
“Refinancing” means the repayment in full or deemed repayment in full, as the case may be, of all unpaid principal and accrued interest and fees under the 2011 Credit Agreement and the 2013 Credit Agreement, the termination of all commitments thereunder, the rolling of any

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existing letters of credit under the 2011 Credit Agreement into this Agreement and the payment of all breakage costs arising under the 2011 Credit Agreement and the 2013 Credit Agreement as a result of the termination of the interest periods thereunder (or, with respect to the 2013 Credit Agreement, the 2013 Credit Agreement shall have been amended and restated and all payments required in connection therewith shall have been made).
“Register” has the meaning assigned to such term in Section 10.04.
“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person’s Affiliates.
“Removal Effective Date” has the meaning assigned to such term in Section 9.06(b).
“Required Lenders” means, at any time, Lenders having Revolving Exposures and unused Revolving Commitments representing not less than 50% of the sum of the total Revolving Exposures and unused Revolving Commitments at such time.
“Resignation Effective Date” has the meaning assigned to such term in Section 9.06(a).
“Responsible Officer” means the chief executive officer, president, executive vice president, senior vice president, vice president, chief financial officer, treasurer, assistant treasurer or controller of a Loan Party, and solely for purposes of the delivery of incumbency certificates pursuant to Section 4.01, the secretary or any assistant secretary of a Loan Party and, solely for purposes of notices given pursuant to Article II, any other officer or employee of the applicable Loan Party so designated by any of the foregoing officers in a notice to the Administrative Agent or any other officer or employee of the applicable Loan Party designated in or pursuant to an agreement between the applicable Loan Party and the Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.
“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests issued by IHS or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests.
“Revolving Availability Period” means the period from and including the Effective Date to but excluding the earlier of the Revolving Maturity Date and the date of termination of the Revolving Commitments.
“Revolving Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make Revolving Loans and to acquire participations in Letters of Credit, Available Currency Loans, Canadian Currency Loans and Swingline Loans hereunder, expressed

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as an amount representing the maximum aggregate amount of such Lender’s Revolving Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08, (b) increased or established from time to time pursuant to an Increased Commitment Supplement, and (c) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04. The initial amount of each Lender’s Revolving Commitment is set forth on Schedule 2.01, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Revolving Commitment or in the Increased Commitment Supplement pursuant to which such Lender shall have become a Lender, as applicable. As of the Effective Date, the aggregate amount of the Lenders’ Revolving Commitments is $1,300,000,000.
“Revolving Exposure” means, with respect to any Lender at any time, the sum of the outstanding principal Dollar Amount of such Lender’s Revolving Loans and the sum of the following calculated, without duplication, its Available Currency Exposure, Canadian Currency Exposure, LC Exposure and Swingline Exposure at such time.
“Revolving Lender” means a Lender with a Revolving Commitment or, if the Revolving Commitments have terminated or expired, a Lender with Revolving Exposure.
“Revolving Loan” means a Loan made pursuant to clause (b) of Section 2.01.
“Revolving Maturity Date” means October 17, 2019.
“Sanctioned Country” means, at any time, a country or territory which is itself the subject or target of any Sanctions (including, as of the date hereof, Cuba, Iran, Burma, North Korea, Sudan, the Crimea region of Ukraine and Syria).
“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of specially designated Persons maintained by OFAC, the U.S. Department of State, United Nations Security Council, the European Union, any European Union member state, the French Government or Her Majesty’s Treasury of the United Kingdom, (b) any Person that has a place of business, or is organized or resident, in a jurisdiction that is the subject of any comprehensive territorial Sanctions, (c) any Governmental Entity or government instrumentality of any Sanctioned Country or (d) any Person owned or controlled by any such Person.
“Sanction(s)” means economic or financial sanctions or trade embargoes enacted, imposed, administered or enforced from time to time by (a) OFAC or the U.S. Department of State, or (b) the United Nations Security Council, the European Union, any European Union member state, the French Government or Her Majesty’s Treasury of the United Kingdom.

“Second Amendment” means the Second Amendment, dated as of February 10, 2016, to this Agreement.

“Second Amendment Effective Date” means February 10, 2016, the date on which the Second Amendment became effective.

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“Spot Rate” means, with respect to any day, the rate determined on such date on the basis of the offered exchange rates, as reflected in the foreign currency exchange rate display of the Bloomberg screen page (or on any successor or substitute page, or any successor to or substitute for Bloomberg, providing exchange rate quotations comparable to those currently provided by the Bloomberg on such page, as determined by the Administrative Agent from time to time) at or about 11:00 A.M. (New York City time), to purchase Dollars with the other applicable currency, provided that, if at least two such offered rates appear on such display, the rate shall be the arithmetic mean of such offered rates and, if no such offered rates are so displayed, the Spot Rate shall be determined by the Administrative Agent on the basis of the arithmetic mean of such offered rates as determined by the Administrative Agent in accordance with its normal practice.
“Sterling” and “£” shall mean the lawful currency of the United Kingdom.
“Subordinated” means, as applied to Indebtedness, Indebtedness that shall have been subordinated (by written terms or written agreement being, in either case, in form and substance satisfactory to Administrative Agent and the Required Lenders) in favor of the prior payment in full of the Loan Obligations.
“subsidiary” means (a) a corporation more than fifty percent (50%) of the Voting Power of which is owned, directly or indirectly, by a Person or by one or more other subsidiaries of such Person or by such Person and one or more subsidiaries of such Person, (b) a partnership, limited liability company or unlimited liability company of which a Person, one or more other subsidiaries of such Person or such Person and one or more subsidiaries of such Person, directly or indirectly, is a general partner or managing member, as the case may be, or otherwise has an ownership interest greater than fifty percent (50%) of all of the ownership interests in such partnership, limited liability company or unlimited liability company, or (c) any other Person (other than a corporation, partnership, limited liability company or unlimited liability company) in which the applicable Person, one or more other subsidiaries of such applicable Person or such applicable Person and one or more subsidiaries of such applicable Person, directly or indirectly, has at least a majority interest in the Voting Power or the power to elect or direct the election of a majority of directors or other governing body of such Person.
“Subsidiary” means any subsidiary of IHS.
“Subsidiary Loan Party” means any Subsidiary of IHS that is party hereto or to any other Loan Document.
“Swap” means any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.
“Swap Obligation” means, with respect to any Person, any obligation to pay or perform under any Swap.
“Swingline Exposure” means, at any time, the aggregate principal amount of all Swingline Loans outstanding at such time. The Swingline Exposure of any Lender at any time shall be its Applicable Percentage of the total Swingline Exposure at such time.

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“Swingline Lender” means Bank of America, N.A., in its capacity as lender of Swingline Loans hereunder.
“Swingline Loan” means a Loan made pursuant to Section 2.04.
“Syndication Agent” means JPMorgan Chase Bank, N.A., in its capacity as syndication agent, and its successors in such capacity.
“Target” means a Person who is to be acquired or whose assets are to be acquired in a transaction permitted hereby.
“TARGET 2” means Trans-European Automated Real-time Gross Settlement Express Transfer payment system which utilizes a single shared platform and which was launched on 19 November 2007.
“TARGET Day” means any day on which TARGET 2 is open for the settlement of payments in euro.
“Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. The term “Taxes” shall include all levies, imposts, deductions, charges and withholdings, and all other liabilities with respect thereto, imposed by Swiss governmental authorities as a result of the violation of the Non-Qualifying Bank Creditor Rules.
“Term Loan Credit Agreement” means the Credit Agreement dated as of the date hereof, among IHS Inc., IHS Global Inc., Bank of America, N.A., as administrative agent, and the Lenders party thereto, as amended, supplemented or otherwise modified from time to time and (ii) any extension, renewal or replacement thereof permitted by Section 6.01(i).
“Termination Event” (a) the whole or partial withdrawal of a Canadian Borrower or any Subsidiary from a Canadian Pension Plan during a plan year; or (b) the filing of a notice of intent to terminate in whole or in part a Canadian Pension Plan or the treatment of a Canadian Pension Plan amendment as a termination of partial termination; or (c) the institution of proceedings by any Governmental Authority to terminate in whole or in part or have a trustee appointed to administer a Canadian Pension Plan; or (d) any other event or condition which might constitute grounds for the termination of, winding up or partial termination of winding up or the appointment of trustee to administer, any Canadian Pension Plan.
“Transactions” means the execution, delivery and performance by each Loan Party of the Loan Documents to which it is to be a party, the borrowing of Loans, the use of the proceeds thereof, the issuance of Letters of Credit hereunder, the Refinancing and the issuance of the Permitted Capital Markets Debt.
“Trigger Quarter” has the meaning assigned to such term in Section 7.02.

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“Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Fixed Rate, the Alternate Base Rate or the Canadian Prime Rate.
“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York or any other state the laws of which are required to be applied in connection with the issue of perfection of security interests.
“UCP” means, with respect to any Letter of Credit, the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce (“ICC”) Publication No. 600 (or such later version thereof as may be in effect at the time of issuance).
“UK Borrowers” means IHS Group Holdings Limited, IHS Global Limited and any additional borrower joined pursuant to Section 2.24 which is incorporated under the laws of England and Wales, resident in the United Kingdom or carrying on business in the United Kingdom through a permanent establishment.
“UK Qualifying Lender” means a Lender which is beneficially entitled to interest and fees payable to it in respect of a UK Borrower Borrowing or a Letter of Credit issued to a UK Borrower pursuant to this Agreement (a “UK Loan”) and is (a) a bank (as defined for the purposes of s.879 ITA) making a UK Loan which is subject to United Kingdom corporation tax in respect of interest payments made in respect of the UK Loan; or (b) a Lender in respect of a UK Loan made by a Person that was a bank (as defined for the purposes of s.879 ITA) at the time that that UK Loan was made and which is subject to United Kingdom corporation tax in respect of interest payments made in respect of the UK Loan; or (c) UK Treaty Lender; or (d) a company resident in the United Kingdom, or a partnership each member of which is a company resident in the United Kingdom for United Kingdom tax purposes; or (e) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account interest and fees payable to it by the UK Borrowers pursuant to this Agreement or a Letter of Credit in computing its chargeable profits for the purposes of Section 19 CTA.
“UK Treaty Lender” means a Lender that is a resident in a jurisdiction with which the United Kingdom has a double taxation agreement which makes provision for full exemption from United Kingdom taxation imposed on interest and fees and which does not carry on business in the United Kingdom through a permanent establishment with which a payment of interest or fees under a UK Borrower Borrowing or a Letter of Credit issued to a UK Borrower is effectively connected.
“US Borrowers” has the meaning assigned to such term in the first paragraph hereof.
“US Guaranty Agreement” means that certain Guaranty Agreement (US) of the Domestic Guarantors in substantially the form of Exhibit C-1 hereto.
“Voting Power” means, with respect to any Person, the exclusive ability to control, through the ownership of shares of capital stock, partnership interests, membership interests or

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otherwise, the election of members of the board of directors or other similar governing body of such Person. The holding of a designated percentage of Voting Power of a Person means the ownership of shares of capital stock, partnership interests, membership interests or other interests of such Person sufficient to control exclusively the election of that percentage of the members of the board of directors or similar governing body of such Person.
“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
Section 1.02    Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a “Revolving Loan”) or by Type (e.g., a “Eurodollar Loan”) or by Class and Type (e.g., a “Eurodollar Revolving Loan”). Borrowings also may be classified and referred to by Class (e.g., a “Revolving Borrowing”) or by Type (e.g., a “Eurodollar Borrowing”) or by Class and Type (e.g., a “Eurodollar Revolving Borrowing”).
Section 1.03    Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, restatements, supplements or other modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.
Section 1.04    Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if IHS notifies the Administrative Agent that it requests an amendment to any provision hereof to preserve the original intent thereof and to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies IHS that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of

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whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. The Loan Parties shall not be required to pay to any Credit Party any fees in connection with any amendment, the sole purposes of which is to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof, other than fees and expenses contemplated by Section 10.03(a).
Section 1.05    Conversion of Foreign Currencies.
(a)    Dollar Equivalents. The Administrative Agent may determine the Dollar Amount of any amount as required hereby, and a determination thereof by the Administrative Agent shall be conclusive absent manifest error. The Administrative Agent may, but shall not be obligated to, rely on any determination of any Dollar Amount by any Loan Party. The Administrative Agent may determine or redetermine the Dollar Amount of any amount on any date either in its own discretion or upon the request of any Lender, including the Dollar Amount of any Loan or Letter of Credit made or issued in an Available Currency.
(b)    Rounding-Off. The Administrative Agent may set up appropriate rounding-off mechanisms or otherwise round-off amounts hereunder to the nearest higher or lower amount in whole Dollars, Sterling, Euro, whole other currency or smaller denomination thereof to ensure amounts owing by any party hereunder or that otherwise need to be calculated or converted hereunder are expressed in whole Dollars, whole Sterling, whole Euro, whole other currency or in whole smaller denomination thereof, as may be necessary or appropriate.
ARTICLE II

THE CREDITS
Section 2.01    Commitments. Subject to the terms and conditions set forth herein:
(a)    [Reserved].
(b)    Revolving Loans. Each Revolving Lender agrees to make advances to IHS and the Domestic Subsidiaries who are Borrowers in Dollars from time to time during the Revolving Availability Period in an aggregate principal amount that will not result in such Lender’s Revolving Exposure exceeding such Lender’s Revolving Commitment. Within the foregoing limits and subject to the terms and conditions set forth herein, IHS and the Domestic Subsidiaries who are Borrowers may borrow, prepay and reborrow Dollar Revolving Loans.
(c)    Available Currency Loans. Each Available Currency Lender agrees to make advances to one or more of the Borrowers (but not including the Canadian Borrowers) in any Available Currency from time to time during the Revolving Availability Period in an aggregate principal amount that will not result in: (i) such Lender’s Available Currency Loans exceeding such Lender’s Available Currency Commitment; (ii) such Lenders’ Revolving

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Exposure exceeding such Lender’s Revolving Commitment; (iii) the Revolving Exposures exceeding the total Revolving Commitments; (iv) the Available Currency Exposures exceeding the total Available Currency Commitments or (v) the total of the Available Currency Exposures and the Canadian Currency Exposures exceeding the Foreign Currency Limit. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrowers may borrow, prepay and reborrow Available Currency Loans. No Canadian Borrower may borrow under the Available Currency Commitments.
(d)    Revolving Lender Participation in Available Currency Loans. The Available Currency Lenders may by written notice given to the Administrative Agent not later than 12:00 noon, New York City time, on any Business Day require the Revolving Lenders to acquire participations on such Business Day in all or a portion of the Available Currency Loans outstanding. Such notice shall specify the aggregate amount of Available Currency Loans in which Revolving Lenders will participate. Promptly upon receipt of such notice, the Administrative Agent will give written notice thereof to each Revolving Lender, specifying in such notice such Lender’s Applicable Percentage of such Available Currency Loan or Loans. Each Revolving Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Administrative Agent in Dollars, for the account of the Available Currency Lenders, such Revolving Lender’s Applicable Percentage of the Dollar Amount of such Available Currency Loan or Loans; provided that no Available Currency Lender will be required to make the payments under this sentence to the extent it already holds Available Currency Loans in an amount equal to or in excess of its Applicable Percentage of the Available Currency Loan or Loans. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations in Available Currency Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each applicable Revolving Lender shall comply with its obligation under this paragraph by wire transfer of immediately available Dollars, in the same manner as provided in Section 2.06 with respect to Loans made by such Lender (and Section 2.06 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to each Available Currency Lender such portions of the amount so received by it from the Revolving Lenders so that after giving effect thereto the Revolving Lenders (including the Available Currency Lenders) will hold direct interests in the Available Currency Loans in an amount equal to it Applicable Percentage thereof. The Administrative Agent shall notify IHS of any participations in any Available Currency Loans acquired pursuant to this paragraph. All such Loans shall be automatically converted to ABR Dollar Borrowings (including each Available Currency Lender’s portion thereof) in an amount equal to the Dollar Amount thereof as of (and with the Dollar Amount as determined as of) the date of conversion but shall continue to be considered Available Currency Exposure. Thereafter payments in respect of such ABR Dollar Borrowings shall be made to the Administrative Agent for the account of the Revolving Lenders. The amount of principal and interest paid on the Available Currency Loans prior to receipt of the proceeds of a sale of participations therein shall be shared by the Available Currency Lenders pro rata based on the amount of the Available Currency Commitment of each (or if the Available Currency Commitments shall have terminated, based

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on the Available Currency Loans held by each). Any amounts received by the Administrative Agent or any Available Currency Lender from any Borrower (or other party on behalf of a Borrower) in respect of an Available Currency Loan after receipt by the Available Currency Lenders of the proceeds of a sale of participations therein shall be promptly remitted by the Administrative Agent to the Revolving Lenders that shall have made their payments pursuant to this paragraph and to the Available Currency Lenders, as their interests may appear. The purchase of participations in Available Currency Loans pursuant to this paragraph shall not relieve any Borrower of any default in the payment thereof.
(e)    Canadian Currency Loans. Each Canadian Currency Lender agrees to make advances to one or more of the Canadian Borrowers in Canadian Dollars from time to time during the Revolving Availability Period in an aggregate principal amount that will not result in: (i) such Lender’s Canadian Currency Loans exceeding such Lender’s Canadian Currency Commitment; (ii) such Lenders’ Revolving Exposure exceeding such Lender’s Revolving Commitment; (iii) the Revolving Exposures exceeding the total Revolving Commitments; (iv) the Canadian Currency Exposures exceeding the total Canadian Currency Commitments; or (v) the total of the Available Currency Exposures and the Canadian Currency Exposures exceeding the Foreign Currency Limit. Within the foregoing limits and subject to the terms and conditions set forth herein, the Canadian Borrowers may borrow, prepay and reborrow Canadian Currency Loans.
(f)    Revolving Lender Participation in Canadian Currency Loans. The Canadian Currency Lenders may by written notice given to the Administrative Agent not later than 12:00 noon, New York City time, on any Business Day require the Revolving Lenders to acquire participations on such Business Day in all or a portion of the Canadian Currency Loans outstanding. Such notice shall specify the aggregate amount of Canadian Currency Loans in which Revolving Lenders will participate. Promptly upon receipt of such notice, the Administrative Agent will give written notice thereof to each Revolving Lender, specifying in such notice such Lender’s Applicable Percentage of such Canadian Currency Loan or Loans. Each Revolving Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Administrative Agent in Dollars, for the account of the Canadian Currency Lenders, such Revolving Lender’s Applicable Percentage of the Dollar Amount of such Canadian Currency Loan or Loans; provided that no Canadian Currency Lender will be required to make the payments under this sentence to the extent it already holds Canadian Currency Loans in an amount equal to or in excess of its Applicable Percentage of the Canadian Currency Loan or Loans. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations in Canadian Currency Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each applicable Revolving Lender shall comply with its obligation under this paragraph by wire transfer of immediately available Dollars, in the same manner as provided in Section 2.06 with respect to Loans made by such Lender (and Section 2.06 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to each Canadian Currency Lender such portions of the amount so received

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by it from the Revolving Lenders so that after giving effect thereto the Revolving Lenders (including the Canadian Currency Lenders) will hold direct interests in the Canadian Currency Loans in an amount equal to it Applicable Percentage thereof. The Administrative Agent shall notify IHS of any participations in any Canadian Currency Loans acquired pursuant to this paragraph. All such Loans shall be automatically converted to ABR Dollar Borrowings (including each Canadian Currency Lender’s portion thereof) in an amount equal to the Dollar Amount thereof as of (and with the Dollar Amount as determined as of) the date of conversion but shall continue to be considered Canadian Currency Exposure. Thereafter payments in respect of such ABR Dollar Borrowings shall be made to the Administrative Agent for the account of the Revolving Lenders. The amount of principal and interest paid on the Canadian Currency Loans prior to receipt of the proceeds of a sale of participations therein shall be shared by the Canadian Currency Lenders pro rata based on the amount of the Canadian Currency Commitment of each (or if the Canadian Currency Commitments shall have terminated, based on the Canadian Currency Loans held by each). Any amounts received by the Administrative Agent or any Canadian Currency Lender from any Borrower (or other party on behalf of a Borrower) in respect of a Canadian Currency Loan after receipt by the Canadian Currency Lenders of the proceeds of a sale of participations therein shall be promptly remitted by the Administrative Agent to the Revolving Lenders that shall have made their payments pursuant to this paragraph and to the Canadian Currency Lenders, as their interests may appear. The purchase of participations in Canadian Currency Loans pursuant to this paragraph shall not relieve any Borrower of any default in the payment thereof.
Section 2.02    Loans and Borrowings.
(a)    Loans Made Ratably. Each Loan (other than a Swingline Loan) shall be made as part of a Borrowing consisting of Loans of the same Class and Type made by the Lenders ratably in accordance with their respective Commitments of the applicable Class. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required.
(b)    Initial Type of Loans. Subject to Section 2.07 and 2.14, each Revolving Borrowing, Available Currency Borrowing and Canadian Currency Borrowing shall be comprised entirely of ABR Loans, Canadian Prime Rate Loans or Fixed Rate Loans as the Borrower Representative may request in accordance herewith; provided that all Borrowings made on the Effective Date must be made as ABR Borrowings or Canadian Prime Rate Borrowings unless IHS shall have delivered to the Administrative Agent an agreement that it will be bound by the provisions of Section 2.16 notwithstanding that this Agreement might not then be effective at least three Business Days prior to the Effective Date. Each Swingline Loan shall be an ABR Loan. Each Lender at its option may make any Canadian Dollar Loan or Fixed Rate Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the applicable Borrower to repay such Loan in accordance with the terms of this Agreement.

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(c)    Minimum Amounts; Limitation on Fixed Rate Borrowings. At the commencement of each Interest Period for any Fixed Rate Borrowing, such Borrowing shall be in an aggregate Dollar Amount that is an integral multiple of $5,000,000 and not less than $10,000,000 (or Cdn.$5,000,000 and not less than Cdn.$10,000,000 in respect of CDOR Rate Borrowings). At the time that each ABR Revolving Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $5,000,000; provided that an ABR Revolving Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Revolving Commitments or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.05(f). At the time that each Canadian Prime Rate Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of Cdn.$1,000,000 and not less than Cdn.$5,000,000; provided that a Canadian Prime Rate Borrowing may be in an aggregate amount that is equal to the entire unused balance of the aggregate amount of the Canadian Currency Commitments or that is required to finance the reimbursement of a Canadian Dollar denominated LC Disbursement as contemplated by Section 2.05(f). Each Swingline Loan shall be in an amount that is an integral multiple of $500,000. Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of eight Fixed Rate Borrowings outstanding at the same time.
(d)    Limitation on Interest Periods. Notwithstanding any other provision of this Agreement, the Borrower Representative shall not be entitled to request, or to elect to convert or continue, any Fixed Rate Borrowing if the Interest Period requested with respect thereto would end after the Revolving Maturity Date.
Section 2.03    Requests for Borrowings. To request a Revolving Borrowing, Available Currency Borrowing or Canadian Currency Borrowing, the Borrower Representative shall notify the Administrative Agent of such request by telephone or delivery of a Borrowing Request (a) in the case of a Eurodollar Borrowing or CDOR Rate Borrowing, not later than 12:00 noon, New York City time, three Business Days before the date of the proposed Borrowing, (b) in the case of a Canadian Prime Rate Borrowing, not later than 12:00 noon, New York City time, one Business Day before the date of the proposed Borrowing; and (c) in the case of an ABR Borrowing, not later than 12:00 noon, New York City time, on the Business Day of the proposed Borrowing; provided that any such notice of an ABR Revolving Borrowing to finance the reimbursement of an LC Disbursement as contemplated by Section 2.05(f) must be given not later than 11:00 A.M., New York City time, on the date of the proposed Borrowing. To request an Available Currency Fixed Rate Borrowing in Sterling, Euro or Canadian Dollars, the Borrower Representative shall notify the Administrative Agent of such request in writing, not later than 11:00 A.M., London, England time, three Business Days before the date of the proposed Borrowing. To request an Available Currency Borrowing in any other Available Currency, the Borrower Representative shall notify the Administrative Agent of such request in writing, not later than 11:00 A.M., London, England time, three Business Days before the date of the proposed Borrowing or, if different, the number of days before the date of the proposed Borrowing that is standard for the applicable Available Currency in accordance with the Administrative Agent’s standard practice. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery, telecopy or other electronic

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platform or electronic transmission approved by the Administrative Agent of a written Borrowing Request in the form attached hereto as Exhibit E or in such other form as may be approved by the Administrative Agent, signed by a Responsible Officer of the Borrower Representative and delivered to the Administrative Agent. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Sections 2.02 and 2.07:
(i)    Whether the requested Borrowing is to be a Revolving Borrowing, an Available Currency Borrowing or a Canadian Currency Borrowing;
(ii)    if the requested Borrowing is a Revolving Borrowing or an Available Currency Borrowing, the Borrower making the Borrowing and the currency in which such Borrowing will be denominated;
(iii)    the aggregate amount of such Borrowing;
(iv)    the date of such Borrowing, which shall be a Business Day;
(v)    whether such Borrowing is to be a ABR Borrowing, Canadian Prime Rate Borrowing or a Fixed Rate Borrowing;
(vi)    in the case of a Fixed Rate Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”; and
(vii)    the location and number of the account to which funds are to be disbursed, which shall comply with the requirements of Section 2.06.
If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Dollar Borrowing or a Canadian Prime Rate Borrowing, as applicable. If no Interest Period is specified with respect to any requested Fixed Rate Borrowing, then the Borrower Representative shall be deemed to have selected an Interest Period of one month’s duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each applicable Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing.
Section 2.04    Swingline Loans.
(a)    Commitment. Subject to the terms and conditions set forth herein, the Swingline Lender, in reliance upon the agreements of the other Lenders set forth in this Section 2.04, may in its sole discretion make Swingline Loans in Dollars to IHS from time to time during the Revolving Availability Period, in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate principal amount of outstanding Swingline Loans exceeding $50,000,000 or (ii) the sum of the total Revolving Exposures exceeding the total Revolving Commitments. Within the foregoing limits and subject to the terms and conditions set forth herein, IHS may borrow, prepay and reborrow Swingline Loans.

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(b)    Borrowing Procedure. To request a Swingline Loan, IHS shall notify the Administrative Agent of such request by telephone (confirmed by telecopy or other electronic transmission approved by the Administrative Agent), not later than 12:00 noon, New York City time, on the day of a proposed Swingline Loan. Each such notice shall be irrevocable and shall specify the requested date of (which shall be a Business Day) and amount of the requested Swingline Loan. The Administrative Agent will promptly advise the Swingline Lender of any such notice received from IHS. The Swingline Lender shall make each Swingline Loan available to IHS by means of a credit to the general deposit account of IHS with the Swingline Lender or by wire transfer, automated clearing house debit or interbank transfer to such other account, accounts or Person designated by IHS (or, in the case of a Swingline Loan made to finance the reimbursement of an LC Disbursement as provided in Section 2.05(e), by remittance to the Issuing Bank) by 4:00 P.M., New York City time, on the requested date of such Swingline Loan.
(c)    Revolving Lender Participation in Swingline Loans. The Swingline Lender may by written notice given to the Administrative Agent not later than 12:00 noon, New York City time, on any Business Day require the Revolving Lenders to acquire participations on such Business Day in all or a portion of the Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which Revolving Lenders will participate. Promptly upon receipt of such notice, the Administrative Agent will give written notice thereof to each Revolving Lender, specifying in such notice such Lender’s Applicable Percentage of such Swingline Loan or Loans. Each Revolving Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Administrative Agent, for the account of the Swingline Lender, such Lender’s Applicable Percentage of such Swingline Loan or Loans. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Revolving Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.06 with respect to Loans made by such Lender (and Section 2.06 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to the Swingline Lender the amounts so received by it from the Revolving Lenders. The Administrative Agent shall notify IHS of any participations in any Swingline Loan acquired pursuant to this paragraph, and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender. Any amounts received by the Swingline Lender from IHS (or other party on behalf of IHS) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Revolving Lenders that shall have made their payments pursuant to this paragraph and to the Swingline Lender, as their interests may appear; provided that any such payment so remitted shall be repaid to the Swingline Lender or to the Administrative Agent, as applicable, if and to the extent such payment is required to be

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refunded to IHS for any reason. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve IHS of any default in the payment thereof.
Section 2.05    Letters of Credit.
(a)    General.
(i)    Subject to the terms and conditions set forth herein, the Borrower Representative may request the issuance of Letters of Credit for its own account or the account of any Borrower, denominated in Dollars or an Available Currency and in a form reasonably acceptable to the Administrative Agent and the Issuing Bank, at any time and from time to time during the Revolving Availability Period. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by one or more of the Borrowers to, or entered into by one or more of the Borrowers with, the Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control.The Issuing Bank shall not issue any Letter of Credit, if:

(B)    the issuance of the Letter of Credit would violate one or more policies of the Issuing Bank applicable to letters of credit generally.

(iii)    All Existing Letters of Credit shall be deemed to have been issued pursuant hereto, and from and after the Effective Date shall be subject to and governed by the terms and conditions hereof.
(b)    Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower Representative shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Bank) to the Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the currency in which such Letter of Credit will be denominated (which must be either Dollars or an Available Currency), the name and address of the beneficiary thereof, the account party for such Letter of Credit (and if no account party is designated, the account party shall be deemed to be IHS) and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the Issuing Bank, the Borrower Representative shall also submit a letter of credit application on the Issuing Bank’s standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrowers shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the LC Exposure shall not exceed a Dollar Amount equal to $50,000,000; (ii)

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with respect to a request for a Letter of Credit to be issued in an Available Currency (other than Canadian Dollars), the Dollar Amount of the Available Currency Exposures shall not exceed the total Available Currency Commitments; (iii) with respect to a request for a Letter of Credit to be issued in Canadian Dollars, the Dollar Amount of the Canadian Currency Exposures shall not exceed the total Canadian Currency Commitments; (iv) the total Revolving Exposures shall not exceed the total Revolving Commitments; and (v) the total Canadian Currency Exposures plus the total Available Currency Exposures shall not exceed the Foreign Currency Limit.
(c)    Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) (provided that any Letter of Credit with a one-year term may provide for the renewal thereof for additional one-year periods not to extend past the date in clause (ii) below) and (ii) the date that is five Business Days prior to the Revolving Maturity Date.
(d)    Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Bank or the Lenders, the Issuing Bank hereby grants to each Revolving Lender, and each Revolving Lender hereby acquires from the Issuing Bank, a participation in such Letter of Credit equal to such Lender’s Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Bank, such Lender’s Applicable Percentage of each LC Disbursement made by the Issuing Bank and not reimbursed by the applicable Borrower on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to any Borrower for any reason. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.
(e)    Reimbursement. If the Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the Borrower on whose account such Letter of Credit was issued shall reimburse such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement in the currency in which it is denominated not later than 4:00 P.M., New York City time, on the date that such LC Disbursement is made, if the Borrower Representative shall have received notice of such LC Disbursement prior to 12:00 noon, New York City time, on such date, or, if such notice has not been received by the Borrower Representative prior to such time on such date, then not later than 1:00 P.M., New York City time, on the Business Day immediately following the day that the Borrower Representative receives such notice; provided that a Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Sections 2.03 or 2.04 that such payment be financed with a Revolving Borrowing, Swingline Loan or, if the LC Disbursement is denominated in an Available Currency (other than Canadian Dollars), an Available Currency Borrowing or if the

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LC Disbursement is in Canadian Dollars, a Canadian Currency Borrowing, in each case, in an equivalent amount and, to the extent so financed, the applicable Borrower’s obligation to make such payment shall be discharged and replaced by the resulting Revolving Borrowing, Swingline Loan, Available Currency Borrowing or Canadian Currency Borrowing. If the applicable Borrower fails to make such payment when due, the Administrative Agent shall notify each Revolving Lender in writing of the applicable LC Disbursement, the Dollar Amount of the payment then due from the applicable Borrower in respect thereof and such Lender’s Applicable Percentage thereof. Promptly following receipt of such notice, each Revolving Lender shall pay to the Administrative Agent in Dollars its Applicable Percentage of the Dollar Amount of the payment then due from the applicable Borrower, in the same manner as provided in Section 2.06 with respect to Loans made by such Lender (and Section 2.06 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to the Issuing Bank the amounts so received by it from the Revolving Lenders. Promptly following receipt by the Administrative Agent of any payment from a Borrower pursuant to this paragraph, the Administrative Agent shall distribute such payment to the Issuing Bank or, to the extent that Revolving Lenders have made payments pursuant to this paragraph to reimburse the Issuing Bank, then to such Lenders and the Issuing Bank as their interests may appear. Any payment made by a Revolving Lender pursuant to this paragraph to reimburse the Issuing Bank for any LC Disbursement (other than the funding of Revolving Loans, Available Currency Loans, Canadian Currency Loan or a Swingline Loan as contemplated above) shall not constitute a Loan and shall not relieve the applicable Borrower of its obligation to reimburse such LC Disbursement. After receipt of any payments from the Revolving Lenders under this paragraph, the applicable Borrower’s obligation to reimburse such LC Disbursement, if originally denominated in an Available Currency, shall convert to a Dollar denominated obligation in a Dollar Amount calculated as of date the payments by the Revolving Lenders are received and any future payments by the applicable Borrower in respect thereof shall be made in Dollars.
(f)    Obligations Absolute. Each Borrower’s obligation to reimburse LC Disbursements as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of:
(i)    any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other Loan Document;
(ii)    the existence of any claim, counterclaim, setoff, defense or other right that IHS or any Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the Issuing Bank or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;
(iii)    any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement

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therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;
(iv)    waiver by the Issuing Bank of any requirement that exists for the Issuing Bank’s protection and not the protection of a Borrower or any waiver by the Issuing Bank which does not in fact materially prejudice any Borrower;
(v)    honor of a demand for payment presented electronically even if such Letter of Credit requires that demand be in the form of a draft;
(vi)    any payment made by the Issuing Bank in respect of an otherwise complying item presented after the date specified as the expiration date of, or the date by which documents must be received under, such Letter of Credit if presentation after such date is authorized by the UCC, the ISP or the UCP, as applicable;
(vii)    any payment by the Issuing Bank under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the Issuing Bank under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law;
(viii)    any adverse change in the relevant exchange rates or in the availability of the relevant Available Currency to IHS or any Subsidiary or in the relevant currency markets generally; or
(ix)    any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, or provide a right of setoff against, any Borrower's obligations hereunder. Neither the Administrative Agent, the Lenders nor the Issuing Bank, nor any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Bank; provided that the foregoing shall not be construed to excuse the Issuing Bank from liability to any Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrowers to the extent permitted by applicable law) suffered by such Borrower that are caused by the Issuing Bank's failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction), the Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents

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presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.
The Borrower Representative shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Borrower Representative’s instructions or other irregularity, the Borrower Representative will immediately notify the Issuing Bank. The Borrower Representative shall be conclusively deemed to have waived any such claim against the Issuing Bank and its correspondents unless such notice is given as aforesaid.
(g)    Disbursement Procedures. The Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Bank shall promptly notify the Administrative Agent and the Borrower Representative by telephone (confirmed by telecopy or other electronic transmission approved by the Administrative Agent) of such demand for payment and whether the Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the applicable Borrower of its obligation to reimburse the Issuing Bank and the Revolving Lenders with respect to any such LC Disbursement.
(h)    Interim Interest. If the Issuing Bank shall make any LC Disbursement, then, unless the applicable Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that such Borrower reimburses such LC Disbursement, at the rate per annum then applicable to ABR Revolving Loans; provided that, if the Borrowers fail to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section, then Section 2.13(d) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the Issuing Bank, except that interest accrued on and after the date of payment by any Revolving Lender pursuant to paragraph (e) of this Section to reimburse the Issuing Bank shall be for the account of such Lender to the extent of such payment.
(i)    Replacement of the Issuing Bank. The Issuing Bank may be replaced at any time by written agreement among the Borrower Representative, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank. The Administrative Agent shall notify the Lenders of any such replacement of the Issuing Bank. At the time any such replacement shall become effective, IHS shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 2.12(b). From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term “Issuing Bank” shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context

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shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.
(j)    Cash Collateralization. If any Event of Default exists, on the Business Day that the Borrower Representative receives notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Revolving Lenders with LC Exposure representing greater than 50% of the total LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph or when cash collateral is otherwise required under this Agreement, each Borrower that is an account party for any outstanding Letter of Credit shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders, an amount in cash equal to the LC Exposure applicable to such Letters of Credit as of such date plus any accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to any Borrower described in clause (h) or (i) of Section 8.01. Each such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the applicable Borrower under the Loan Documents with respect to the LC Exposure applicable to such Letters of Credit. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the applicable Borrower’s risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Bank for LC Disbursements made with respect to Letters of Credit issued for the account of the applicable Borrower and for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of such Borrower for its LC Exposure at such time. If a Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the applicable Borrower within three Business Days after all Events of Default have been cured or waived.
(k)    Applicability of ISP and UCP; Limitation of Liability. Unless otherwise expressly agreed by the Issuing Bank and the Borrower Representative when a Letter of Credit is issued, (i) the rules of the ISP shall apply to each standby Letter of Credit, and (ii) the rules of the UCP shall apply to each commercial Letter of Credit. Notwithstanding the foregoing, the Issuing Bank shall not be responsible to the Borrowers for, and the Issuing Bank’s rights and remedies against the Borrowers shall not be impaired by, any action or inaction of the Issuing Bank required or permitted under any law, order, or practice that is required or permitted to be applied to any Letter of Credit or this Agreement, including the law or any order of a jurisdiction where the Issuing Bank or the beneficiary is located, the practice stated in the ISP or UCP, as applicable, or in the decisions, opinions, practice statements, or official commentary of the ICC Banking Commission, the Bankers Association for Finance and Trade - International

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Financial Services Association (BAFT-IFSA), or the Institute of International Banking Law & Practice, whether or not any Letter of Credit chooses such law or practice.
Section 2.06    Funding of Borrowings.
(a)    By Lenders. Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds in Dollars or the applicable Available Currency by 1:00 P.M., New York City time and in the case of Available Currency Loans (other than Canadian Dollar Loans made to the Canadian Borrowers) 12:00 noon London, England time, to the account of the Administrative Agent most recently designated by it for such purpose (including accounts in its various foreign branches to facilitate Foreign Borrower Borrowings) by notice to the Lenders; provided that Swingline Loans shall be made as provided in Section 2.04. The Administrative Agent will make such Loans available to the applicable Borrower by promptly crediting the amounts so received, in like funds, to an account of IHS maintained with the Administrative Agent or by wire transfer, automated clearing house debit or interbank transfer to such other account, accounts or Persons designated by the Borrower Representative in the applicable Borrowing Request; provided that Revolving Loans, Available Currency Loans and Canadian Currency Loans made to finance the reimbursement of an LC Disbursement as provided in Section 2.05(f) shall be remitted by the Administrative Agent to the Issuing Bank.
(b)    Fundings Assumed Made. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with clause (a) of this Section and may, in reliance upon such assumption, make available to the applicable Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the applicable Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the applicable Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Rate or, with respect to Canadian Dollar Loans made to a Canadian Borrower, the Bank of Canada prime rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of a Borrower, the interest rate applicable to ABR Loans or, with respect to Canadian Dollar Loans made to the Canadian Borrowers, Canadian Prime Rate Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing. If both the applicable Borrower and the applicable Lender makes the payment required under this clause, the Administrative Agent shall return to the applicable Borrower that amount it paid hereunder if no Default exists.
Section 2.07    Interest Elections.
(a)    Conversion and Continuation. Each Revolving Borrowing, Available Currency Borrowing and Canadian Currency Borrowing initially shall be of the Type specified

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in the applicable Borrowing Request and, in the case of a Fixed Rate Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower Representative may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Fixed Rate Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower Representative may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. This Section shall not apply to Swingline Borrowings, which may not be converted or continued.
(b)    Delivery of Interest Election Request. To make an election pursuant to this Section, the Borrower Representative shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the Borrower Representative was requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election; provided that elections made with respect to Available Currency Borrowings shall only be made in writing pursuant to the next sentence. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery, telecopy or other electronic transmission approved by the Administrative Agent of a written Interest Election Request in the form of Exhibit F hereto or such other form as the Administrative Agent shall approve, signed by the Borrower Representative and delivered to the Administrative Agent.
(c)    Contents of Interest Election Request. Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02 and paragraph (f) of this Section:
(i)    the Borrower and the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);
(ii)    the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;
(iii)    whether the resulting Borrowing is to be an ABR Borrowing, Canadian Prime Rate Borrowing or a Fixed Rate Borrowing; and
(iv)    if the resulting Borrowing is a Fixed Rate Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period”.
If any such Interest Election Request requests a Fixed Rate Borrowing but does not specify an Interest Period, then the Borrowers shall be deemed to have selected an Interest Period of one month’s duration.

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(d)    Notice to the Lenders. Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender’s portion of each resulting Borrowing.
(e)    Automatic Conversion. If the Borrower Representative fails to deliver a timely Interest Election Request with respect to a Fixed Rate Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be continued as a Fixed Rate Borrowing with an Interest Period of one month.
(f)    Limitations on Election. Notwithstanding any contrary provision hereof, if an Event of Default exists and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower Representative, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing or CDOR Rate Borrowing, (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto, (iii) unless repaid, each CDOR Borrowing shall be converted to a Canadian Prime Rate Borrowing at the end of the Interest Period applicable thereto and (iv) no outstanding Available Currency Borrowing may be continued for an Interest Period longer than one month. A Borrowing of any Class may not be made, converted to or continued as a Fixed Rate Borrowing if after giving effect thereto (i) the Interest Period therefor would commence before and end after a date on which any principal of the Loans of such Class is scheduled to be repaid and (ii) the sum of the aggregate principal amount of outstanding Fixed Rate Borrowings of such Class with Interest Periods ending on or prior to such scheduled repayment date plus the aggregate principal amount of outstanding ABR Borrowings or, with respect to Canadian Dollar Borrowings, Canadian Prime Rate Borrowings of such Class would be less than the aggregate principal amount of Loans of such Class required to be repaid on such scheduled repayment date. No Available Currency Borrowing may be converted to an ABR Borrowing or Canadian Prime Rate Borrowing and no Borrowing denominated in one currency can be converted to another currency except as otherwise specifically provided herein. CDOR Rate Borrowings and Canadian Prime Rate Borrowings are available only to the Canadian Borrowers with respect to Canadian Currency Loans. The Available Currency Rate is not available for Canadian Currency Loans made to the Canadian Borrowers.
Section 2.08    Termination and Reduction of Commitments.
(a)    Termination Date. Unless previously terminated, the Revolving Commitments, Available Currency Commitments and Canadian Currency Commitments shall terminate on the Revolving Maturity Date.
(b)    Optional Termination or Reduction. The Borrowers may at any time terminate, or from time to time reduce, the Commitments of any Class; provided that (i) each reduction of the Commitments of any Class shall be in an amount that is an integral multiple of $5,000,000 and not less than $10,000,000; (ii) the Borrowers shall not terminate or reduce the Revolving Commitments if, after giving effect to any concurrent prepayment of the Revolving Loans, Available Currency Loans and Canadian Currency Loans in accordance with Section

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2.11, the sum of the Revolving Exposures would exceed the total Revolving Commitments; and (iii) the Borrower may not reduce the total Revolving Commitments to a level below the Foreign Currency Limit unless the Foreign Currency Limit is also reduced.
(c)    Notice of Termination or Reduction. The Borrower Representative shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (b) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower Representative pursuant to this Section shall be irrevocable; provided that a notice of termination of the Revolving Commitments, Available Currency Commitments and Canadian Currency Commitments delivered by the Borrower Representative may state that such notice is conditioned upon the effectiveness of other credit facilities or other event, in which case such notice may be revoked by the Borrower Representative (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments of any Class shall be permanent. Each reduction of the Commitments of any Class shall be made ratably among the Lenders in accordance with their respective Commitments of such Class.
Section 2.09    Repayment of Loans; Evidence of Debt.
(a)    Promise to Pay. IHS and each Domestic Subsidiary that is a Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Revolving Lender the then unpaid principal amount of each Revolving Loan made to such Borrower by such Lender on the Revolving Maturity Date. Each Borrower (not including any Canadian Borrower) hereby unconditionally promises to pay to the Administrative Agent for the account of each Available Currency Lender the then unpaid principal amount of each Available Currency Loan made to such Borrower by such Available Currency Lender on the Revolving Maturity Date. Each Canadian Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Canadian Currency Lender the then unpaid principal amount of each Canadian Currency Loan made to such Canadian Borrower by such Canadian Currency Lender on the Revolving Maturity Date. IHS hereby unconditionally promises to pay to the Swingline Lender the then unpaid principal amount of each Swingline Loan on the earlier of the Revolving Maturity Date and the first date after such Swingline Loan is made that is the 15th or last day of a calendar month and is at least two Business Days after such Swingline Loan is made; provided that on each date that a Revolving Dollar Borrowing is made by IHS, IHS shall repay all Swingline Loans then outstanding.
(b)    Lender Records. Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrowers to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.
(c)    Administrative Agent Records. The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or

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interest due and payable or to become due and payable from the applicable Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof.
(d)    Prima Facie Evidence. The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of any Borrower to repay the Loans in accordance with the terms of this Agreement.
(e)    Request for a Note. Any Lender may request that Loans of any Class made by it be evidenced by a promissory note. In such event, the Borrowers shall prepare, execute and deliver to such Lender a promissory note to such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 10.04) be represented by one or more promissory notes payable to the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns). Notwithstanding the foregoing, IHS Global S.A.’s obligation to execute and deliver a promissory note under this paragraph (e) shall be subject to IHS Global S.A.’s receipt of evidence satisfactory to it that the issuance of such promissory note will not cause IHS Global S.A. to be in violation of the Non-Qualifying Bank Creditor Rules.
Section 2.10    [Reserved].
Section 2.11    Prepayment of Loans.
(a)    Optional Prepayment. Each Borrower shall have the right at any time and from time to time to prepay any of its Borrowings in whole or in part, without prepayment penalty or premium subject to the requirements of this Section and Section 2.16.
(b)    Mandatory Prepayment of Revolving Exposure. In the event and on such occasion that the Revolving Exposures exceeds the total Revolving Commitments, each Borrower shall prepay so much of its Revolving Borrowings, Available Currency Borrowings, Canadian Currency Borrowings or Swingline Borrowings or provide cash collateral for the LC Exposure in accordance with the requirements of Section 2.05(j), so that after giving effect to all such prepayments and cash collateralizations, the Revolving Exposures (which shall be deemed to be reduced by the amount of the cash collateral provided) do not exceed the total Revolving Commitments. In the event and on such occasion that the Dollar Amount of the Available Currency Exposures exceed the total Available Currency Commitments, each Borrower shall prepay so much of its Available Currency Borrowings or provide cash collateral for the LC Exposure denominated in Available Currencies in accordance with the requirements of Section 2.05(j) so that after giving effect to all such prepayments and cash collateralizations, the Dollar Amount of the Available Currency Exposures (which shall be deemed to be reduced by the amount of the cash collateral provided) shall no longer exceed the total Available

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Currency Commitments. In the event and on such occasion that the Dollar Amount of the Canadian Currency Exposures exceed the total Canadian Currency Commitments, each Canadian Borrower shall prepay so much of its Canadian Currency Borrowings or provide cash collateral for the LC Exposure denominated in Canadian Dollars in accordance with the requirements of Section 2.05(k) so that after giving effect to all such prepayments and cash collateralizations, the Dollar Amount of the Canadian Currency Exposures (which shall be deemed to be reduced by the amount of the cash collateral provided) shall no longer exceed the total Canadian Currency Commitments. In the event and on such occasion that the Dollar Amount of the Canadian Currency Exposures plus the Available Currency Exposures exceed the Foreign Currency Limit, the Borrowers shall prepay so much of the Canadian Currency Borrowings and Available Currency Borrowings or provide cash collateral for the LC Exposure denominated in Canadian Dollars or other Available Currency in accordance with the requirements of Section 2.05(k) so that after giving effect to all such prepayments and cash collateralizations, the Dollar Amount of the Canadian Currency Exposures plus the Available Currency Exposures (which shall be deemed to be reduced by the amount of the cash collateral provided) shall no longer exceed the Foreign Currency Limit.
(c)    [Reserved].
(d)    Selection of Borrowing to be Prepaid. Prior to any optional or mandatory prepayment of Borrowings hereunder, the Borrower Representative shall select the Borrowing or Borrowings to be prepaid and shall specify such selection in the notice of such prepayment pursuant to paragraph (e) of this Section.
(e)    Notice of Prepayment; Application of Prepayments. The Borrower Representative shall notify the Administrative Agent (and, in the case of prepayment of a Swingline Loan, the Swingline Lender) by telephone (confirmed by telecopy or other electronic transmission approved by the Administrative Agent) or, with respect to Available Currency Borrowings, in writing, of any prepayment hereunder (i) in the case of prepayment of a Eurodollar or a CDOR Rate Borrowing, not later than 12:00 noon, New York City time, three Business Days before the date of prepayment, (ii) in the case of prepayment of an ABR Borrowing or a Canadian Prime Rate Borrowing, not later than 12:00 noon, New York City time, one Business Day before the date of prepayment, (iii) in the case of prepayment of a Swingline Loan, not later than 1:00 P.M., New York City time, on the date of prepayment, (iv) in the case of prepayment of a Sterling Borrowing, not later than 9:30 A.M., London, England time, two Business Days before the date of prepayment and (v) in the case of prepayment of any other type of Available Currency Loan, not later than 9:30 A.M. London England time, three Business Days before the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date, the principal amount of each Borrowing or portion thereof to be prepaid and, in the case of a mandatory prepayment, a reasonably detailed calculation of the amount of such prepayment; provided that, if a notice of optional prepayment is given in connection with a conditional notice of termination of the Revolving Commitments, Available Currency Commitments and Canadian Currency Commitments as contemplated by Section 2.08, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.08. Promptly following receipt of any such notice (other than a

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notice relating solely to Swingline Loans), the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02, except as necessary to apply fully the required amount of a mandatory prepayment. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.13.
Section 2.12    Fees.
(a)    Commitment Fees. IHS agrees to pay to the Administrative Agent for the account of each Revolving Lender a commitment fee, which shall accrue at the Applicable Rate on the average daily unused amount of each Revolving Commitment of such Lender during the period from and including the Effective Date to but excluding the date on which such Revolving Commitment terminates. Accrued commitment fees shall be payable in arrears on the date which is three Business Days following the last day of each February, May, August and November of each year and on the date on which the Revolving Commitments terminate, commencing on the first such date to occur after the date hereof. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). A Revolving Commitment of a Lender shall be deemed to be used to the extent of:
(i)    the Dollar Amount of the outstanding Revolving Loans and LC Exposure of such Lender;
(ii)    if such Lender is an Available Currency Lender, the Dollar Amount of such Lender’s Available Currency Loans; and
(iii)    if such Lender is a Canadian Currency Lender, the Dollar Amount of such Lender’s Canadian Currency Loans and the following shall be disregarded for such purpose: (x) the Swingline Exposure of such Lender, (y) such Lender’s Applicable Percentage of the Available Currency Loans and (z) such Lender’s Applicable Percentage of the Canadian Currency Loans.
(b)    Letter of Credit Fees. Each Borrower agrees to pay (i) to the Administrative Agent for the account of each Revolving Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at the same Applicable Rate applicable to Fixed Rate Loans, on the average daily amount of such Lender’s LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) applicable to Letters of Credit issued for the account of such Borrower during the period from and including the Effective Date to but excluding the later of the date on which such Lender’s Revolving Commitment terminates and the date on which such Lender ceases to have any LC Exposure relating to such Letters of Credit, and (ii) to the Issuing Bank a fronting fee, which shall accrue at the rate of 0.125% per annum on the average daily amount of the LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) applicable to Letters of Credit issued for the account of such Borrower during the period from and including the

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Effective Date to but excluding the later of the date of termination of the Revolving Commitments and the date on which there ceases to be any LC Exposure, as well as the Issuing Bank’s standard fees with respect to the issuance, amendment, renewal or extension of such Letters of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued through and including the last day of February, May, August and November of each year shall be payable on the third Business Day following such last day, commencing on the first such date to occur after the Effective Date; provided that all such fees shall be payable on the date on which the Revolving Commitments terminate and any such fees accruing after the date on which the Revolving Commitments terminate shall be payable on demand. Any other fees payable to the Issuing Bank pursuant to this paragraph shall be payable within 10 days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).
(c)    Agent Fees. IHS agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between IHS and the Administrative Agent.
(d)    Payment of Fees. All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent (or to the Issuing Bank, in the case of fees payable to it) for distribution, in the case of commitment fees and participation fees, to the Lenders entitled thereto. Fees paid shall not be refundable under any circumstances.
Section 2.13    Interest.
(a)    ABR Borrowings and Canadian Prime Rate Borrowings. The Loans comprising each ABR Borrowing (including each Swingline Loan) shall bear interest at the Alternate Base Rate plus the Applicable Rate. The Loans to a Canadian Borrower comprising each Canadian Prime Rate Borrowing shall bear interest at the Canadian Prime Rate plus the Applicable Rate
(b)    Eurodollar and CDOR Rate Borrowings. The Loans comprising each Eurodollar Borrowing shall bear interest at the Eurodollar Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate. The Loans to a Canadian Borrower comprising each CDOR Rate Borrowing shall bear interest at the CDOR Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate.
(c)    Available Currency Borrowings. The Loans comprising each Available Currency Borrowing shall bear interest at the Available Currency Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate.
(d)    Default Interest. Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by a Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such Loan as

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provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 2% plus the rate applicable to ABR Revolving Loans as provided in paragraph (a) of this Section.
(e)    Payment of Interest. Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and, in the case of Revolving Loans, Available Currency Loans and Canadian Currency Loans, upon termination of the Revolving Commitments; provided that (i) interest accrued pursuant to paragraph (d) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Loan or Canadian Prime Rate Revolving Loan, as applicable, prior to the end of the Revolving Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Fixed Rate Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion. Interest on Loans, the principal amount of which is denominated in an Available Currency, shall be paid in that Available Currency otherwise interest on the Loans shall be paid in Dollars. Each Borrower shall be obligated to pay interest accrued on the Loans that it borrows.
(f)    Computation. All interest hereunder shall be computed on the basis of a year of 360 days, except that (i) interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on Bank of America’s “prime rate” shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day), (ii) interest computed with reference to the Canadian Prime Rate and the CDOR Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day and excluding the last day) and (iii) with respect to any Available Currency as to which a 365 or 366 day year, as the case may be, is customarily used as a basis for such calculation, then interests with respect to Loans denominated in such Available Currency shall be computed on such basis. Interest in all cases shall be calculated and payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate, Canadian Prime Rate, Eurodollar Rate, CDOR Rate or Available Currency Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error. For the purposes of the Interest Act (Canada): (i) the yearly rate of interest to which any rate calculated on the basis of a period of time different from the actual number of days in the year (360 days, for example) is equivalent is the stated rate multiplied by the actual number of days in the year (365 or 366, as applicable) and divided by the number of days in the shorter period (360 days, in the example), (ii) the principle of deemed reinvestment of interest shall not apply to any interest calculation hereunder; and (iii) the rates of interest stipulated herein are intended to be nominal rates and not effective rates or yields.
Section 2.14    Market Disruption; Alternate Rate of Interest.

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(a)    Market Disruption Applicable to Available Currency Loans. If, with respect to any Available Currency Loan, the Available Currency Rate to be applied thereto and any Interest Period therefor:
(i)    at or about noon on the applicable Quotation Day, the applicable screen rate is not available and none or only one of the applicable reference banks supplies a rate to the Administrative Agent to determine the then applicable Available Currency Rate for the relevant Interest Period; or
(ii)    before the close of business in London on the applicable Quotation Date, any Available Currency Lender notifies the Administrative Agent that the cost to them of obtaining matching deposits in the relevant interbank market would be in excess of applicable Available Currency Rate then set, then the rate of interest on the applicable Available Currency Loan for the Interest Period shall be the percentage rate per annum which is the sum of:
(A)    the Applicable Margin applicable to Fixed Rate Loans; and
(B)    the rate equal to the percentage rate per annum equivalent to the cost to the Administrative Agent of funding its participation in that Available Currency Loan from whatever source it may reasonably select.
If an event of the type described in clause (i) or (ii) occurs and the Administrative Agent or IHS so requires, the Administrative Agent, the Lenders and IHS shall enter into negotiations (for a period of not more than thirty days) with a view to agreeing a substitute basis for determining the rate of interest.
(b)    Alternate Rate of Interest. If prior to the commencement of any Interest Period for a Eurodollar Borrowing or CDOR Rate Borrowing:
(i)    the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Eurodollar Rate or CDOR Rate for such Interest Period; or
(ii)    the Administrative Agent is advised by the Required Lenders (or with respect to the CDOR Rate, any Canadian Currency Lender) that the Eurodollar Rate or CDOR Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period;
then the Administrative Agent shall give notice thereof to the Borrower Representative and the Lenders by telephone, telecopy or other electronic transmission approved by the Administrative Agent as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower Representative and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to,

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or continuation of any Borrowing as, a Borrowing of the affected type shall be ineffective and (ii) if any Borrowing Request requests a Borrowing of the affected type, such Borrowing shall at the Borrower’s option, either not be made or be made as an ABR Borrowing or Canadian Prime Rate Borrowing, as applicable.
Section 2.15    Increased Costs.
(a)    Change In Law. If any Change in Law shall:
(i)    impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement contemplated by Section 2.15(c)) or the Issuing Bank; or
(ii)    impose on any Lender or the Issuing Bank or the applicable interbank market used to determine a Fixed Rate any other condition affecting this Agreement, Fixed Rate Loans made by such Lender or any Letter of Credit or participation therein;
and the result of any of the foregoing shall be to increase the cost to such Lender of making, continuing, converting to or maintaining any Fixed Rate Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or the Issuing Bank of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or the Issuing Bank hereunder (whether of principal, interest or otherwise), then IHS will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered. In addition, if the introduction of, changeover to or operation of the Euro in the United Kingdom shall result in an increase in the cost to any Available Currency Lender of making, continuing, converting to or maintaining any Available Currency Loan (or of maintaining its obligation to make any such Loan) or result in a reduction of the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise), then IHS will pay to the applicable Lender, such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.
(b)    Capital Adequacy. If any Lender or the Issuing Bank determines that any Change in Law regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or the Issuing Bank’s capital or on the capital of such Lender’s or the Issuing Bank’s holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the Issuing Bank, to a level below that which such Lender or the Issuing Bank or such Lender’s or the Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the Issuing Bank’s policies and the policies of such Lender’s or the Issuing Bank’s holding company with respect to capital adequacy and liquidity), then from time to time IHS will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender

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or the Issuing Bank or such Lender’s or the Issuing Bank’s holding company for any such reduction suffered.
(c)    Reserves on Eurodollar Loans. The Borrowers shall pay to each Lender, as long as such Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits (currently known as “Eurocurrency liabilities”), additional interest on the unpaid principal amount of each Eurodollar Loan equal to the actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive), which shall be due and payable on each date on which interest is payable on such Loan, provided the Borrowers shall have received at least 10 days’ prior notice (with a copy to the Administrative Agent) of such additional interest from such Lender. If a Lender fails to give notice 10 days prior to the relevant Interest Payment Date, such additional interest shall be due and payable 10 days from receipt of such notice.
(d)    Delivery of Certificate. A certificate of a Lender or the Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or the Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower Representative and shall be conclusive absent manifest error. IHS shall pay such Lender or the Issuing Bank, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.
(e)    Limitation on Compensation. Failure or delay on the part of any Lender or the Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or the Issuing Bank’s right to demand such compensation; provided that IHS shall not be required to compensate a Lender or the Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender or the Issuing Bank, as the case may be, notifies the Borrower Representative of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or the Issuing Bank’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.
Section 2.16    Break Funding Payments. In the event of (a) the payment of any principal of any Fixed Rate Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Fixed Rate Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Fixed Rate Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.11(e) and is revoked in accordance therewith), or (d) the assignment of any Fixed Rate Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower Representative pursuant to Section 2.19 or as a result of a transaction under Section 2.21, then, in any such event, IHS shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Fixed Rate Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be equal to the sum of: (i) the

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excess, if any, of (A) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the applicable Fixed Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (B) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for deposits in Dollars or in the applicable Available Currency of a comparable amount and period from other banks in the applicable market utilized to determine the related Fixed Rate; (ii) any loss incurred in liquidating or closing out any foreign currency contract; plus (iii) any loss arising from any change in the value of Dollars in relation to any Loan made in an Available Currency which was not paid on the date due. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower Representative and shall be conclusive absent manifest error. IHS shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.
Section 2.17    Taxes.
(a)    Gross Up. Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made free and clear of and without deduction for any Taxes; provided that if a Loan Party shall be required by applicable law to deduct any Taxes from such payments, then (i) if such Tax is an Indemnified Tax, the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, Lender or Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the applicable Loan Party shall make such deductions and (iii) the applicable Loan Party shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.
(b)    Payment of Other Taxes. In addition, IHS shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.
(c)    Tax Indemnification.
(i)    IHS shall indemnify the Administrative Agent, each Lender and the Issuing Bank, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes paid by the Administrative Agent, such Lender or the Issuing Bank, as the case may be, on or with respect to any payment by or on account of any obligation of any Loan Party under any Loan Document (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower Representative by a Lender or the Issuing Bank, or by the Administrative Agent on its own behalf or on behalf of a Lender or the Issuing Bank, shall be conclusive absent manifest error. The affected Lender, the Issuing Bank or the

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Administrative Agent, as the case may be, shall provide reasonable assistance to IHS, at IHS’s expense, if IHS determines that any Indemnified Taxes were incorrectly or illegally imposed and IHS determines to contest such Indemnified Taxes.
(ii)    Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Taxes and without limiting the obligation of the Loan Parties to do so) and (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 10.04(c)(i) relating to the maintenance of a Participant Register, in either case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (c)(ii).
(d)    Receipts. As soon as practicable after any payment of Taxes by a Loan Party to a Governmental Authority pursuant to this Section 2.17, the Borrower Representative shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.
(e)    Status of Lenders; FATCA.
(i)    Any Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which a Borrower is located, or any treaty to which such jurisdiction is a party, or under any other applicable law, with respect to payments under this Agreement or any other Loan Document shall deliver to the Borrower Representative (with a copy to the Administrative Agent), at the time or times prescribed by applicable law and at such time or times reasonably requested by the Borrower Representative or Administrative Agent, such properly completed and executed documentation (if any) prescribed by applicable law or reasonably requested by the Borrower Representative as will permit such payments to be made without withholding or at a reduced rate.
(ii)    FATCA. If a payment made to a Lender under any Loan Document would be subject to U.S. Federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower Representative and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower Representative or the Administrative Agent such documentation prescribed by applicable

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law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower Representative or the Administrative Agent as may be necessary for the applicable Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this subsection (e)(ii), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.
(f)    UK Tax issues; UK Qualifying Lenders. Without limiting the generality of Section 2.17(e) or the definition of the term “Excluded Taxes”, with respect to Borrowings and Letters of Credit made or issued to UK Borrowers pursuant to this Agreement, if, on the date on which any interest or fee payment falls due, any Available Currency Lender is not a UK Qualifying Lender other than by reason of any change after the date of this Agreement in (or in the interpretation, administration or application of) any law or double taxation agreement or any published practice or concession of any relevant taxing authority, the Borrowers shall not be required to compensate such Lender under Section 2.17(a) or 2.17(c) for the amount of Taxes imposed by the United Kingdom as a consequence thereof. The Borrowers shall not be required to compensate any Treaty Lender under Section 2.17(a) or 2.17(c) for any deduction for United Kingdom income tax from interest payments if such deduction is required as a result of the failure of such Lender to comply with its obligations in Section 2.17(e).
(g)    UK Treaty Lenders; HMRC DT Treaty Passport Scheme. A UK Treaty Lender which holds a passport under the HMRC DT Treaty Passport scheme which becomes a party to this Agreement, and that wishes that scheme to apply to a UK Borrower Borrowing or a Letter of Credit issued to a UK Borrower, shall include an indication to that effect by including its scheme reference number and its jurisdiction of tax residence in Schedule 2.01 hereto or, where relevant, the Assignment and Assumption (for the benefit of the Administrative Agent and without liability to any Borrower) or in such Lender’s Increased Commitment Supplement. If such Lender includes the indication described above then the relevant UK Borrower shall file a duly completed form DTTP2 in respect of such Lender with HM Revenue & Customs within 30 days of the Effective Date or the effective date of the relevant Assignment and Assumption or Increased Commitment Supplement (as the case may be) (as shall any additional UK Borrower within 30 days of that UK Borrower becoming party to this Agreement). If a Lender has not indicated that it wishes the HMRC DT Treaty Passport scheme to apply in accordance with this clause (g) as per the above then no Borrower shall file any form relating to the HMRC DT Treaty Passport scheme in respect of any UK Borrower Borrowings held by such Lender or any Letters of Credit issued for the account of any UK Borrower. For the avoidance of doubt, nothing in this Section 2.17 shall require a UK Treaty Lender to (i) register under the HMRC DT Treaty Passport scheme or (ii) apply the HMRC DT Treaty Passport scheme to any UK Borrower Borrowings held by such Lender or any Letters of Credit issued for the account of any UK Borrower if it has so registered.
(h)    Refund. If the Administrative Agent or a Lender determines, in its sole discretion, that it has received a refund of any Taxes (including by virtue of a credit against or

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offset of such Taxes, other than a credit or offset resulting from a payment of such Taxes by a Loan Party) as to which it has been indemnified by a Loan Party or with respect to which a Loan Party has paid additional amounts pursuant to this Section 2.17, it shall pay over such refund to the applicable Loan Party (but only to the extent of indemnity payments made, or additional amounts paid, by the applicable Loan Party under this Section 2.17 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent or such Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that the applicable Loan Party, upon the request of the Administrative Agent or such Lender, agrees to repay the amount paid over to the applicable Loan Party (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to such Governmental Authority. This Section shall not be construed to require the Administrative Agent or any Lender to make available its tax returns (or any other information relating to its Taxes which it deems confidential) to any Loan Party or any other Person.
For purposes of this Section 2.17, the term “Lender” includes any Issuing Bank and the term “applicable law” includes FATCA.
Section 2.18    Payments Generally; Pro Rata Treatment; Sharing of Set-Offs.
(a)    Payments Generally. Each Borrower shall make each payment required to be made by it hereunder or under any other Loan Document (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.15, 2.16 or 2.17, or otherwise) prior to the time expressly required hereunder or under such other Loan Document for such payment (or, if no such time is expressly required, prior to 1:00 P.M., New York City time), on the date when due, in immediately available funds and in the currency with which the underlying obligations is denominated without set off, deduction or counterclaim; provided that the Borrowers shall make all payments in respect of the Available Currency Loans prior to the time expressly required hereunder (or, if no such time is expressly required, prior to 12:00 noon, London England time), on the date when due, in immediately available funds and in the Available Currency in which such Loan is denominated, without set off, deduction or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent pursuant to the payment instructions provided by the Administrative Agent, except payments to be made directly to the Issuing Bank or Swingline Lender as expressly provided herein and except that payments pursuant to Sections 2.15, 2.16, 2.17 and 10.03 shall be made directly to the Persons entitled thereto and payments pursuant to other Loan Documents shall be made to the Persons specified therein. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment under any Loan Document shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension.

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(b)    Pro Rata Application. If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties.
(c)    Sharing of Set-offs. Except to the extent a court order expressly provides for payments to be allocated to a particular Lender or Lenders, if any Lender shall, by exercising any right of set off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in LC Disbursements or Swingline Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and participations in LC Disbursements and Swingline Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans and participations in LC Disbursements and Swingline Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and participations in LC Disbursements and Swingline Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by any Loan Party pursuant to and in accordance with the express terms of any Loan Document or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to IHS or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Loan Party rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Loan Party in the amount of such participation.
(d)    Payments from Borrower Assumed Made. Unless the Administrative Agent shall have received notice from the Borrower Representative prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Bank hereunder that the applicable Borrower will not make such payment, the Administrative Agent may assume that the applicable Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Bank, as the case may be, the amount due. In such event, if the applicable Borrower has not in fact made such payment, then each of the Lenders or the Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the

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Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.
(e)    Application of Amounts Received under the Guaranty Agreements.
(i)    US Guaranty Agreement. All amounts received from the Domestic Guarantors from collections under the US Guaranty Agreement when an Event of Default exists shall first be applied as payment of the accrued and unpaid fees of the Administrative Agent hereunder and then to all other unpaid or unreimbursed Obligations (including reasonable attorneys’ fees and expenses) owing to the Administrative Agent in its capacity as Administrative Agent only and then any remaining amount of such proceeds shall be distributed:
(A)    first, to the Lenders, pro rata in accordance with the respective unpaid amounts of Loan Obligations, until all the Loan Obligations have been Fully Satisfied;
(B)    second, to the Credit Parties, pro rata in accordance with the respective unpaid amounts of Hedge Obligations, until all such Hedge Obligations have been Fully Satisfied; and
(C)    third, to the Credit Parties, pro rata in accordance with the respective unpaid amounts of the remaining Obligations.
Notwithstanding the foregoing, no amount received from any Guarantor shall be applied to any Excluded Swap Obligation of such Guarantor.

(ii)    Foreign Guaranty Agreement. All amounts received from the Foreign Guarantors from collections under the Foreign Guaranty Agreement when an Event of Default exists shall be applied:
(A)    first, to the Lenders, pro rata in accordance with the respective unpaid amounts of Loan Obligations owing by the Foreign Borrowers, until all such Loan Obligations have been Fully Satisfied;
(B)    second, to the Credit Parties, pro rata in accordance with the respective unpaid amounts of Hedge Obligations owing by the Foreign Borrowers and their respective Subsidiaries, until all such Hedge Obligations have been Fully Satisfied; and
(C)    third, to the Credit Parties, pro rata in accordance with the respective unpaid amounts of the remaining Obligations owed by the Foreign Borrowers and their respective Subsidiaries.
Notwithstanding the foregoing, no amount received from any Guarantor shall be applied to any Excluded Swap Obligation of such Guarantor.

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(f)    Return of Amounts. If at any time payment, in whole or in part, of any amount distributed by the Administrative Agent hereunder is rescinded or must otherwise be restored or returned by the Administrative Agent as a preference, fraudulent conveyance, or otherwise under any bankruptcy, insolvency, or similar law, then each Person receiving any portion of such amount agrees, upon demand, to return the portion of such amount it has received to the Administrative Agent.
(g)    Notice of Amount of Obligations. Prior to making any distribution under paragraph (e) of this Section, the Administrative Agent shall request each Lender to provide the Administrative Agent with a statement of the amounts of Hedge Obligations then owed to such Lender and its Affiliates. A Lender may provide such information to the Administrative Agent at any time and the Administrative Agent may also request such information at any time. If a Lender does not provide the Administrative Agent a statement of the amount of any such Obligations within three (3) Business Days of the date requested, the Administrative Agent may make distributions under paragraph (e) thereafter and the amount of Hedge Obligations then owed to such Lender and its Affiliates shall conclusively be deemed to be zero for purposes of such distributions. Neither the Lender nor its Affiliates shall have a right to share in such distributions with respect to any Hedge Obligations owed to it. If a Lender shall thereafter provide the Administrative Agent a statement of the amount of the Hedge Obligations then owed to such Lender and its Affiliates, any distribution under paragraph (e) made after the notice is received by the Administrative Agent shall take into account the amount of the Hedge Obligations then owed. No Lender nor any Affiliate of a Lender that has not provided the statement of the amount of the Hedge Obligations owed under this paragraph (g) shall be entitled to share retroactively in any distribution made prior to the date when such statement was provided. In furtherance of the provisions of Article IX, the Administrative Agent shall in all cases be fully protected in making distributions hereunder in accordance with the statements of the Hedge Obligations received from the Lenders under this paragraph (g).
Section 2.19    Mitigation Obligations; Replacement of Lenders.
(a)    Mitigation. If any Lender requests compensation under Section 2.15, or if any Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or Affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.15 or 2.17, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. IHS agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.
(b)    Replacement. If any Lender requests compensation under Section 2.15, or if any Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, or if any Lender is a

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Defaulting Lender, then the Borrower Representative may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 10.04), all its interests, rights and obligations under this Agreement and the other Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrower Representative shall have received the prior written consent of the Administrative Agent (and, if a Revolving Commitment is being assigned, the Fronting Parties), which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements, Available Currency Loans, Canadian Currency Loans and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the applicable Borrowers (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.15 or payments required to be made pursuant to Section 2.17, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower Representative to require such assignment and delegation cease to apply.
Section 2.20    Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:
(a)    Suspension of Commitment Fees. Commitment fees shall cease to accrue on the unfunded portion of the Revolving Commitment of such Defaulting Lender pursuant to Section 2.12(a);
(b)    Suspension of Voting The Revolving Commitment and Revolving Exposure held by such Defaulting Lender shall not be included in determining whether all Lenders have taken or may take any action hereunder (including any consent to any amendment or waiver pursuant to Section 10.02), provided that any waiver, amendment or other modification requiring the consent of all Lenders or any waiver, amendment or other modification of the type described in clauses (i), (ii) and (iii) of paragraph (b) of Section 10.02 affecting such Defaulting Lender shall require the consent of such Defaulting Lender to the extent required by Section 10.02;
(c)    Participation Exposure. If any Swingline Exposure, Available Currency Loans, Canadian Currency Loans or LC Exposure exists at the time a Revolving Lender becomes a Defaulting Lender then:
(i)    Reallocation. All or any part of such Swingline Exposure, Available Currency Loans, Canadian Currency Loans and LC Exposure shall be reallocated among the non-Defaulting Lenders in accordance with their respective Applicable Percentages but only to the extent (A) the sum of all non-Defaulting Lenders’ Revolving Exposures plus such Defaulting Lender’s Swingline Exposure, Applicable

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Percentage of Available Currency Loans, Applicable Percentage of Canadian Currency Loans and LC Exposure does not exceed the total of all non-Defaulting Lenders’ Revolving Commitments and (B) the conditions set forth in Section 4.02 are satisfied at such time;
(ii)    Payment and Cash Collateralization. If the reallocation described in clause (i) above cannot, or can only partially, be effected, the Borrowers shall within one Business Day following notice by the Administrative Agent (x) first, prepay such Swingline Exposure, Canadian Currency Loans and Available Currency Loans and (y) second, cash collateralize such Defaulting Lender’s LC Exposure (after giving effect to any partial reallocation pursuant to clause (i) above) in accordance with the procedures set forth in Section 2.05(k) for so long as such LC Exposure is outstanding;
(iii)    Suspension of Letter of Credit Fee. If a Borrower cash collateralizes any portion of such Defaulting Lender’s LC Exposure pursuant to this Section 2.20(c), the Borrowers shall not be required to pay any fees to such Defaulting Lender pursuant to Section 2.12(b) with respect to such Defaulting Lender’s LC Exposure during the period such Defaulting Lender’s LC Exposure is cash collateralized;
(iv)    Reallocation of Fees. If the LC Exposure of the non-Defaulting Lenders is reallocated pursuant to this Section 2.20(c), then the fees payable to the Lenders pursuant to Section 2.12(a) and Section 2.12(b) shall be adjusted in accordance with such non-Defaulting Lenders’ Applicable Percentages; and
(v)    Issuing Bank Entitled to Fees. If any Defaulting Lender’s LC Exposure is neither cash collateralized nor reallocated pursuant to Section 2.20(c), then, without prejudice to any rights or remedies of the Issuing Bank or any Lender hereunder, all and letter of credit fees payable under Section 2.12(b) with respect to such Defaulting Lender’s LC Exposure shall be payable to the Issuing Bank until such LC Exposure is cash collateralized and/or reallocated;
(d)    Suspension of Swingline Loans, Available Currency Loans, Canadian Currency Loans and Letters of Credit. So long as any Revolving Lender is a Defaulting Lender, the Swingline Lender shall not be required to fund any Swingline Loan, the Available Currency Lenders shall not be required to fund any Available Currency Loan, the Canadian Currency Lenders shall not be required to fund any Canadian Currency Loan and the Issuing Bank shall not be required to issue, amend or increase any Letter of Credit, unless it is satisfied that the related exposure will be 100% covered by the Revolving Commitments of the non-Defaulting Lenders and/or cash collateral will be provided by IHS in accordance with Section 2.20(c), and participating interests in any such newly issued or increased Letter of Credit or newly made Swingline Loan, Available Currency Loan or Canadian Currency Loans shall be allocated among non-Defaulting Lenders in a manner consistent with Section 2.20(c)(i) (and Defaulting Lenders shall not participate therein); and
(e)    Setoff Against Defaulting Lender. Any amount payable to such Defaulting Lender hereunder (whether on account of principal, interest, fees or otherwise and including any

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amount that would otherwise be payable to such Defaulting Lender pursuant to Section 2.18(c) but excluding Section 2.19(b)) shall, in lieu of being distributed to such Defaulting Lender, be retained by the Administrative Agent in a segregated account and, subject to any applicable requirements of law, be applied at such time or times as may be determined by the Administrative Agent: (i) first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder, (ii) second, pro rata, to the payment of any amounts owing by such Defaulting Lender to the Issuing Bank, the Available Currency Lenders, Canadian Currency Lenders or Swingline Lender hereunder, (iii) third, to the funding of any Loan or the funding or cash collateralization of any participating interest in any Swingline Loan, Available Currency Loan, Canadian Currency Loan or Letter of Credit in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent, (iv) fourth, if so determined by the Administrative Agent and the Borrower Representative, held in such account as cash collateral for future funding obligations of the Defaulting Lender under this Agreement, (v) fifth, pro rata, to the payment of any amounts owing to the Borrowers or the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Borrower or any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement and (vi) sixth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if such payment is (x) a prepayment of the principal amount of any Loans or reimbursement obligations in respect of LC Disbursements which a Defaulting Lender has funded its participation obligations and (y) made at a time when the conditions set forth in Section 4.02 are satisfied, such payment shall be applied solely to prepay the Loans of, and reimbursement obligations owed to, all non-Defaulting Lenders pro rata prior to being applied to the prepayment of any Loans, or reimbursement obligations owed to, any Defaulting Lender.
In the event that the Administrative Agent, the Borrower Representative, the Issuing Bank and the Swingline Lender each agrees that a Defaulting Lender who is a Revolving Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the Swingline Exposure, Available Currency Exposure, Canadian Currency Exposure and LC Exposure of the Lenders shall be readjusted to reflect the inclusion of such Lender’s Revolving Commitment and on such date such Lender shall purchase at par such of the Revolving Loans of the other Lenders (other than Swingline Loans) as the Administrative Agent shall determine may be necessary in order for such Lender to hold such Revolving Loans in accordance with its Applicable Percentage.
Section 2.21    Increase of Revolving Commitments. By written notice sent to the Administrative Agent (which the Administrative Agent shall promptly distribute to the Lenders), the Borrower Representative may provide notice of an increase of the aggregate amount of the Revolving Commitments.
(a)    Limitations on Increases and Additions. Each such increase and addition shall be subject to the following limitations:

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(i)    each such increase and addition must be in an aggregate amount equal to any integral multiple of $5,000,000 and not less than $25,000,000;
(ii)    the aggregate amount for all such increases and additions shall not exceed $500,000,000;
(iii)    as of the effective date of any such increase and addition, no Default shall exists;
(iv)    the aggregate amount of the Revolving Commitments shall not have previously been reduced more than once; and
(v)    the total number of increases and additions implemented under this Section 2.21 shall not exceed four (4).
(b)    New Lenders. No Lender is obligated to increase its Revolving Commitment under the provisions of this Section. If one or more of the Lenders will not be providing a portion of an increase or addition under this Section, then, with notice to the Administrative Agent and the other Lenders, another one or more financial institutions, each as approved by the Borrower Representative and the Administrative Agent (a “New Lender”), may commit to provide an amount equal to the aggregate amount of the requested increase and/or addition that will not be provided by the existing Lenders (the “Increase Amount”); provided, that, if the Revolving Commitments are being increased, the Revolving Commitment of each New Lender shall be at least $10,000,000 and the maximum number of New Lenders added to this Agreement under this Section 2.21 shall be six (6).
(c)    Implementation of the Increase and Addition. Each increase and addition consummated under this Section 2.21 shall be effective upon the delivery of an Increased Commitment Supplement (herein so called) in the form attached hereto as Exhibit D executed by the Borrowers, the Administrative Agent and the Lenders willing to increase their respective Revolving Commitments and the New Lenders (if any).
(d)    Pro Rata Revolving Fundings. If all existing Revolving Lenders shall not have provided their pro rata portion of a requested increase in the Revolving Commitments, then after giving effect to the requested increase the outstanding Revolving Loans may not be held pro rata in accordance with the new Revolving Commitments. In order to remedy the foregoing, on the effective date of the applicable Increased Commitment Supplement increasing the Revolving Commitments, the Revolving Lenders shall make advances among themselves, such advances to be in amounts sufficient so that after giving effect thereto, the Revolving Loans shall be held by the Revolving Lenders pro rata according to their respective Revolving Commitments. The advances made by a Revolving Lender under this Section 2.21(d) shall be deemed to be a purchase of a corresponding amount of the Revolving Loans of one or more of the Revolving Lenders who received the advances.
Section 2.22    Unavailability of Available Currency Loans and Canadian Currency Loans. Notwithstanding any other provision herein, if any Change in Law shall make it unlawful

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for an Available Currency Lender to make or maintain any Available Currency Loan or to give effect to its obligations as contemplated hereby with respect to any such Loan or in the event that there shall occur any material adverse change in national or international financial, political or economic conditions or currency exchange rates or exchange controls which would in the opinion of an Available Currency Lender makes it impracticable for any Available Currency Loan to be denominated in an Available Currency, then, by written notice to IHS and the Administrative Agent, the applicable Available Currency Lender may: (i) declare that such Loans will not thereafter be made and (ii) require that all outstanding Available Currency Loans so affected be repaid. Notwithstanding any other provision herein, if any Change in Law shall make it unlawful for a Canadian Currency Lender to make or maintain any Canadian Currency Loan or to give effect to its obligations as contemplated hereby with respect to any such Loan or in the event that there shall occur any material adverse change in national or international financial, political or economic conditions or currency exchange rates or exchange controls which would in the opinion of a Canadian Currency Lender makes it impracticable for any Canadian Currency Loan to be denominated in Canadian Dollars, then, by written notice to IHS and the Administrative Agent, the applicable Canadian Currency Lender may: (i) declare that such Loans will not thereafter be made and (ii) require that all outstanding Canadian Currency Loans so affected be repaid.
Section 2.23    European Economic and Monetary Union Provisions. The following paragraphs of this Section shall be effective at and from the commencement of the third stage of EMU by the United Kingdom:
(a)    Redenomination and Alternative Currencies. Each obligation under this Agreement which has been denominated in Sterling shall be redenominated into the euro unit in accordance with EMU legislation, provided, that if and to the extent that any EMU legislation provides that following the commencement of the third stage of EMU by the United Kingdom an amount denominated either in the Euro or in Sterling and payable within the United Kingdom by crediting an account of the creditor can be paid by the debtor either in the euro unit or in Sterling, each party to this Agreement shall be entitled to pay or repay any such amount either in the euro unit or in Sterling. Any Available Currency Borrowing that would otherwise be denominated in Sterling shall be made in the euro unit and except as provided in the forgoing sentence, any amount payable by the Administrative Agent to the Lenders under this Agreement shall be paid in the euro unit.
(b)    Payments by the Agent Generally. With respect to the payment of any amount denominated in the euro unit or in Sterling, neither the Administrative Agent nor any Lender shall be liable to any Loan Party or any Lender in any way whatsoever for any delay, or the consequences of any delay, in the crediting to any account of any amount required by this Agreement to be paid if such party shall have taken all relevant steps to achieve, on the date required by this Agreement, the payment of such amount in immediately available, freely transferable, cleared funds (in the euro unit or, as the case may be, in Sterling) to the account with the bank which shall have been specified for such purpose. “all relevant steps” means all such steps as may be prescribed from time to time by the regulations or operating procedures of

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such clearing or settlement system as the Administrative Agent or the applicable Lender may from time to time determine for the purpose of clearing or settling payments of the Euro.
(c)    Basis of Accrual. If the basis of accrual of interest or fees expressed in this Agreement with respect to Sterling shall be inconsistent with any convention or practice in the London interbank market for the basis of accrual of interest or fees in respect of the Euro, such convention or practice shall replace such expressed basis effective as of and from the commencement of the third stage of EMU by the United Kingdom; provided, that if any Sterling Borrowing is outstanding immediately prior to such date, such replacement shall take effect, with respect to such Borrowing, at the end of the then current Interest Period.
(d)    Rounding and Other Consequential Changes. Without prejudice and in addition to any method of conversion or rounding prescribed by any EMU legislation and without prejudice to the respective liabilities for indebtedness of the Borrowers to the Lenders and the Lenders to the Borrowers under or pursuant to this Agreement, each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be necessary or appropriate to reflect the introduction of or changeover to the Euro the United Kingdom.
Section 2.24    Joinder of Additional Borrowers. Any wholly owned Subsidiary may be joined as a Borrower hereunder after the Effective Date if:
(a)    IHS provides prior notice thereof to the Administrative Agent and the Lenders thereof;
(b)    The addition of such Subsidiary as a Borrower hereunder will not: (i) result in any adverse events occurring under Sections 2.14 or 2.22, (ii) result in any additional amounts being payable under Sections 2.15 or 2.17 or any other additional amounts, or (iii) result in any other adverse legal or tax impact on the Administrative Agent or any Lender;
(c)    Such Subsidiary executes and delivers to the Administrative Agent a Borrower Joinder Agreement and all documentation as the Administrative Agent may require to evidence the authority of such Subsidiary to execute, deliver and perform such Borrower Joinder Agreement and the other Loan Documents to which it is a party and to evidence the existence and good standing of such Subsidiary;
(d)    Such Subsidiary delivers to the Administrative Agent a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the date of the Borrower Joinder Agreement) of counsel licensed to practice law in the jurisdiction of organization of such Subsidiary covering the matters set forth in Sections 3.01, 3.02, 3.03(a), 3.03(b), 3.18 and 3.19 of this Agreement and such other matters relating to such Subsidiary, the Loan Documents or the Transactions as the Required Lenders shall reasonably request (The Borrowers hereby requests such counsel to deliver such opinion); and
(e)    The Administrative Agent otherwise approves the addition of such Subsidiary as a Borrower hereunder.

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Upon satisfaction of the requirements set forth in paragraphs (a) through (e) above, the Administrative Agent shall promptly notify IHS and the Lenders and thereafter the applicable Subsidiary shall be a Borrower (and a “Foreign Borrower”, “Canadian Borrower” or “US Borrower” as applicable) under the terms of this Agreement and the other applicable Loan Documents, including the applicable Guaranty Agreement.
Section 2.25    Borrower Representative.
(a)    Appointment; Nature of Relationship. IHS is hereby appointed by each of the Borrowers as its contractual representative (herein referred to as the “Borrower Representative”) hereunder and under each other Loan Document, and each of the Borrowers irrevocably authorizes the Borrower Representative to act as the contractual representative of such Borrower with the rights and duties expressly set forth herein and in the other Loan Documents. The Borrower Representative agrees to act as such contractual representative upon the express conditions contained in this Section 2.25. Additionally, the Borrowers hereby appoint the Borrower Representative as their agent to receive all of the proceeds of the Loans, at which time the Borrower Representative shall promptly disburse such Loans to the appropriate Borrower. The Administrative Agent and the Lenders, and their respective officers, directors, agents or employees, shall not be liable to the Borrower Representative or any Borrower for any action taken or omitted to be taken by the Borrower Representative or the Borrowers pursuant to this Section 2.25.
(b)    Powers. The Borrower Representative shall have and may exercise such powers under the Loan Documents as are specifically delegated to the Borrower Representative by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Borrower Representative shall have no implied duties to the Borrowers, or any obligation to the Lenders to take any action thereunder except any action specifically provided by the Loan Documents to be taken by the Borrower Representative.
(c)    Employment of Agents. The Borrower Representative may execute any of its duties as the Borrower Representative hereunder and under any other Loan Document by or through authorized officers.
(d)    Execution of Loan Documents. The Borrowers hereby empower and authorize the Borrower Representative, on behalf of the Borrowers, to execute and deliver to the Administrative Agent and the Lenders the Loan Documents and all related agreements, certificates, documents, or instruments as shall be necessary or appropriate to effect the purposes of the Loan Documents. Each Borrower agrees that any action taken by the Borrower Representative or the Borrowers in accordance with the terms of this Agreement or the other Loan Documents, and the exercise by the Borrower Representative of its powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Borrowers.
ARTICLE III

REPRESENTATIONS AND WARRANTIES

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IHS represents and warrants to the Lenders that:
Section 3.01    Organization; Powers. IHS and each Subsidiary is duly organized, validly existing and, to the extent applicable in the relevant jurisdiction, in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and, to the extent applicable in the relevant jurisdiction, is in good standing in, every jurisdiction where such qualification is required.
Section 3.02    Authorization; Enforceability. The Transactions to be entered into by each Loan Party are within such Loan Party's corporate powers and have been duly authorized by all necessary corporate and, if required, stockholder action. This Agreement has been duly executed and delivered by each Borrower and constitutes, and each other Loan Document to which any Loan Party is to be a party, when executed and delivered by such Loan Party, will constitute, a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
Section 3.03    Governmental Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational or constitutional documents of IHS or any Subsidiaries or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon IHS, any other Loan Party or any of their respective assets, or give rise to a right thereunder to require any payment to be made by IHS or any other Loan Party, and (d) will not result in the creation or imposition of any Lien on any asset of IHS or any of its Subsidiaries.
Section 3.04    Financial Condition; No Material Adverse Change.
(a)    Delivery of IHS Financial Statements. IHS has heretofore furnished to the Lenders its consolidated balance sheet and statements of income, stockholders equity and cash flows (i) as of and for the fiscal years ended November 30, 2011, November 30, 2012 and November 30. 2013, reported on by Ernst & Young LLP, independent public accountants, and (ii) as of and for the fiscal quarter and the portion of the fiscal year ended August 31, 2014, certified by its chief financial officer. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of IHS and its Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (ii) above.

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(b)    No Material Change. Since November 30, 2013, there has been no material adverse change in the business, operations, property or condition (financial or otherwise) of IHS and its Subsidiaries, taken as a whole.
Section 3.05    Properties.
(a)    Title. Each of IHS and its Subsidiaries has good, valid and marketable title to, or valid leasehold interests in, all its real and personal property material to its business and such property is free of all Liens, except for (i) minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes and (ii) Liens permitted under Section 6.02.
(b)    Intellectual Property. Each of IHS and its Subsidiaries owns, or is licensed or otherwise has the right to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and the use thereof by IHS and its Subsidiaries does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.
Section 3.06    Litigation and Environmental Matters.
(a)    Litigation. There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of IHS, threatened against or affecting IHS or any Subsidiary (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters) or (ii) that involve any of the Loan Documents or the Transactions.
(b)    Environmental. Except for the Disclosed Matters and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, neither IHS nor any Subsidiary: (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability.
(c)    Disclosed Matters. The Disclosed Matters, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. Since the date of this Agreement, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.
Section 3.07    Compliance with Laws and Agreements. IHS and each Subsidiary is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its

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property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Default exists.
Section 3.08    Investment Company Status. Neither IHS nor any of its Subsidiaries is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940.
Section 3.09    Taxes; Non-Qualifying Bank Creditor Rules. IHS and each Subsidiary has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate actions and for which IHS or such Subsidiary, as applicable, has set aside on its books adequate reserves or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect. IHS Global S.A. is in compliance with the Non-Qualifying Bank Creditor Rules.
Section 3.10    ERISA and Foreign Plans; UK Pension Matters. No ERISA Event nor similar event with respect to a Foreign Plan (including a Termination Event, in respect of Canadian Pension Plans), has occurred or is reasonably expected to occur that, when taken together with all other such events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan and each Foreign Plan (based on the assumptions used for purposes of Accounting Standards Codification Topic No. 715-30) did not, as of the date of the most recent financial statements reflecting such amounts, exceed an amount that if paid could reasonably be expected to result in a Material Adverse Effect, and the present value of all accumulated benefit obligations of all underfunded Plans and Foreign Plans (based on the assumptions used for purposes of Accounting Standards Codification Topic No. 715-30) did not, as of the date of the most recent financial statements reflecting such amounts, exceed an amount that if paid by could reasonably be expected to result in a Material Adverse Effect. Except as disclosed on Schedule 3.06, on the Effective Date neither IHS nor any Subsidiary is or has at any time been an employer (for the purposes of sections 38 to 51 of the Pensions Act 2004 in effect in England and Wales ) of an occupational pension scheme which is not a money purchase scheme (both terms as defined in the Pensions Schemes Act 1993) and neither IHS nor any Subsidiary is or has at any time been “connected” with or an “associate” of (as those terms are used in sections 38 and 43 of the Pensions Act 2004) such an employer. The Canadian Subsidiaries of IHS are in compliance with the requirements of the Pension Benefits Act and other federal and provincial laws with respect to each Canadian Pension Plan, except for any noncompliance that could not reasonably be expected to result in a Material Adverse Effect. No lien has arisen, choate or inchoate, in respect of any Canadian Subsidiaries of IHS or their property in connection with any Canadian Pension Plan (save for contribution amounts not yet due).
Section 3.11    Disclosure. IHS has disclosed to the Lenders all agreements, instruments and corporate or other restrictions to which IHS or any Subsidiary is subject, and all other matters known to any of them, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. Neither the Information Memorandum nor any

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of the other written reports, financial statements, certificates or other information furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or any other Loan Document or delivered hereunder or thereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case, as of the date the same was so furnished; provided that, with respect to projected financial information, IHS represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.
Section 3.12    Subsidiaries. As of the Effective Date, IHS has no Material Subsidiaries other than those listed on Schedule 3.12 hereto. As of the Effective Date, Schedule 3.12 sets forth the jurisdiction of incorporation or organization of each such Material Subsidiary and the percentage of IHS’s direct or indirect ownership of the outstanding Equity Interests of each Material Subsidiary. All of the outstanding capital stock of IHS and each Subsidiary has been validly issued, is fully paid, and is nonassessable. Except as permitted to be issued or created pursuant to the terms hereof or as reflected on Schedule 3.12, there are no outstanding subscriptions, options, warrants, calls, or rights (including preemptive rights) to acquire, and no outstanding securities or instruments convertible into any Equity Interests of any Material Subsidiary.
Section 3.13    Insurance. IHS and each Subsidiary maintain with financially sound and reputable insurers (including captive insurers), insurance with respect to its properties and business against such casualties and contingencies and in such amounts as are usually carried by businesses engaged in similar activities as IHS and its Subsidiaries and located in similar geographic areas in which IHS and its Subsidiaries operate.
Section 3.14    Labor Matters. As of the Effective Date, there are no strikes, lockouts or slowdowns against IHS or any Subsidiary pending or, to the knowledge of IHS, threatened. The hours worked by and payments made to employees of IHS and any Subsidiary have not been in violation of the Fair Labor Standards Act or any other applicable Federal, state, provincial, territorial, local or foreign law dealing with such matters, except to the extent of any such violation that could not reasonably be expected to result in a Material Adverse Effect. All payments due from IHS or any Subsidiary, or for which any claim may be made against IHS or any Subsidiary, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of IHS or such Subsidiary. The consummation of the Transactions will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which IHS or any Subsidiary is bound.
Section 3.15    Solvency. Immediately after the consummation of the Transactions to occur on the Effective Date and immediately following the making of each Loan and after giving effect to the application of the proceeds of such Loans: (a) the fair value of the assets of each Loan Party, at a fair valuation, will exceed its debts and liabilities, subordinated, contingent or otherwise; (b) the present fair saleable value of the property of each Loan Party will be greater

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than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) each Loan Party will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) each Loan Party will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted following the Effective Date. As used in this Section 3.15, the term “fair value” means the amount at which the applicable assets would change hands between a willing buyer and a willing seller within a reasonable time, each having reasonable knowledge of the relevant facts, neither being under any compulsion to act, with equity to both and “present fair saleable value” means the amount that may be realized if the applicable company’s aggregate assets are sold with reasonable promptness in an arm’s length transaction under present conditions for the sale of a comparable business enterprises.
Section 3.16    Margin Securities. Neither IHS nor any Subsidiary is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations U or X of the Board) and no part of the proceeds of any Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock in violation of the Regulations of the Board.
Section 3.17    Common Enterprise. The successful operation and condition of each of the Loan Parties is dependent on the continued successful performance of the functions of the group of the Loan Parties as a whole and the successful operation of each of the Loan Parties is dependent on the successful performance and operation of each other Loan Party. Each Loan Party expects to derive benefit (and its board of directors or other governing body has determined that it may reasonably be expected to derive benefit), directly or indirectly, from (a) successful operations of each of the other Loan Parties and (b) the credit extended by the Lenders to the Borrowers hereunder, both in their separate capacities and as members of the group of companies. Each Loan Party has determined that execution, delivery, and performance of this Agreement and any other Loan Documents to be executed by such Loan Party is within its purpose, will be of direct and indirect benefit to such Loan Party, and is in its best interest.
Section 3.18    Legal Form; Tax relating to Loan Documents.
(a)    England and Wales. Each of the Loan Documents to which each Loan Party incorporated under the laws of England and Wales is a party is in proper legal form under the laws of England and Wales for the enforcement thereof against such Loan Party. All formalities required in England and Wales for the validity and enforceability of each of such Loan Document (including any necessary registration, recording or filing with any court or other authority therein) have been accomplished, and no Taxes are required to be paid and no notarization is required, for the validity and enforceability thereof under the laws of England and Wales. Any judgment obtained in the United States of America in relation to the Loan Documents will be recognized and enforced under the laws of England and Wales except as otherwise specified in the legal opinions delivered under Section 4.01(b).

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(b)    Switzerland. Each of the Loan Documents to which each Loan Party organized under the laws of Switzerland is a party is in proper legal form under the laws of Switzerland for the enforcement thereof against such Loan Parties. All formalities required in Switzerland for the validity and enforceability of each of such Loan Document (including any necessary registration, recording or filing with any court or other authority therein) have been accomplished, and no Taxes are required to be paid in Switzerland and no notarization is required, for the validity and enforceability thereof under the laws of Switzerland. Any judgment obtained in the United States of America in relation to the Loan Documents will be recognized and enforced under the laws of Switzerland except as otherwise specified in the legal opinions delivered under Section 4.01(b).
(c)    Canada. Each of the Loan Documents to which each Loan Party organized under the laws of Canada or a province or territory thereof is a party is in proper legal form under the laws of Canada or such province or territory for the enforcement thereof against such Loan Party. All formalities required in Canada and each relevant province and territory for the validity and enforceability of each of such Loan Document (including any necessary registration, recording or filing with any court or other authority therein) have been accomplished, and no Taxes are required to be paid in Canada and no notarization is required, for the validity and enforceability thereof under the laws of Canada except as otherwise specified in the legal opinions delivered under Section 4.01(b). Any judgment obtained in the United States of America in relation to the Loan Documents will be recognized and enforced under the laws of Canada except as otherwise specified in the legal opinions delivered under Section 4.01(b). It is the express wish of the parties that this agreement and any related documents be drawn up and executed in English. Il est la volonté expresse des parties que cette convention et tous les documents s’y rattachant soient redigés et signés en anglais.
Section 3.19    Use of Proceeds. The proceeds of the Loans will be used for the purposes described in Section 5.08.
Section 3.20    Ranking. The Loan Documents and the obligations evidenced hereby and thereby are and will at all times be direct and unconditional general obligations of each of the Loan Parties, and rank, and will at all times rank in right of payment, at least pari passu with all other unsecured Indebtedness of each Loan Party, whether now existing or hereafter outstanding.
Section 3.21    OFAC and Anti-Corruption Laws. IHS has implemented and maintains in effect policies and procedures designed to ensure compliance by IHS, its Subsidiaries and their directors, officers, employees and agents with applicable Anti-Corruption Laws and Sanctions, and IHS and each of its Subsidiaries and their respective directors, officers and employees and, to the knowledge of IHS, its affiliates and agents, are in compliance with all applicable Anti-Corruption Laws and Sanctions in all material respects. None of (i) IHS, any of its Subsidiaries and their respective directors and officers or (ii) to the knowledge of IHS, any affiliate, agent or employee of IHS or any Subsidiary, is a Sanctioned Person.

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ARTICLE IV

CONDITIONS
Section 4.01    Effective Date. The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 10.02):
(a)    Execution and Delivery of This Agreement. The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy or other electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.
(b)    Legal Opinion. The Administrative Agent shall have received favorable written opinions (addressed to the Administrative Agent and the Lenders, dated the Effective Date, containing such qualifications and exceptions and otherwise in form and substance acceptable to the Administrative Agent) of counsel for the Loan Parties (including opinions of counsel licensed to practice in each jurisdiction in which each Foreign Borrower and each Foreign Guarantor is organized) covering, unless the Administrative Agent otherwise consents, the matters set forth in Sections 3.01, 3.02, 3.03(a) and 3.03(b) of this Agreement, with respect to the foreign counsel legal opinions Section 3.18 and 3.19 and such other matters relating to the Loan Parties, the Loan Documents or the Transactions as the Administrative Agent shall reasonably request. The Loan Parties requests each such counsel to deliver such opinions.
(c)    Corporate Authorization Documents. The Administrative Agent shall have received such documents, incumbency certificates and/or other certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of the Transactions and any other legal matters relating to the Loan Parties, the Loan Documents or the Transactions, all in form and substance satisfactory to the Administrative Agent and its counsel.
(d)    Closing Certificate. The Administrative Agent shall have received a certificate, dated the Effective Date and signed by a Responsible Officer of the Borrower Representative, confirming (i) compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.02 and (ii) compliance with the covenants contained in Article VII on a Pro Forma basis after giving effect to the Transactions for the four (4) fiscal quarter periods most recently ended prior to the Effective Date and, in the case of clause (ii), setting forth reasonably detailed calculations setting forth such compliance.
(e)    Fees. The Administrative Agent, the Joint Bookrunners and the Lead Arrangers shall have received all fees and other amounts due and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party hereunder or under any other Loan Document.

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(f)    Guaranty Agreements. The Administrative Agent shall have received the US Guaranty Agreement executed by each Domestic Guarantor and the Foreign Guaranty Agreement executed by each Foreign Guarantor.
(g)    Refinancing. The Administrative Agent shall have received evidence satisfactory to it that the Refinancing shall have taken place (or shall take place contemporaneously with the Effective Date).
(h)    Investment Policy. The Administrative Agent shall have received a copy of IHS’s current approved investment policy.
(i)    Financial Statements. The Administrative Agent and the Joint Bookrunners shall have received (i) the Audited Financial Statements, (ii) unaudited interim consolidated financial statements of IHS and its Subsidiaries for each fiscal quarter ended after the date of the latest applicable financial statements delivered pursuant to clause (i) of this paragraph and at least 45 days before the Effective Date and (iii) the Pro Forma Financial Statements; provided that filing of the required financial statements on form 10-K and form 10-Q by IHS will satisfy the foregoing requirements.
(j)    Solvency Certificate. The Administrative Agent shall have received a solvency certificate from a Financial Officer of IHS in form and substance reasonably satisfactory to the Administrative Agent as to the solvency of IHS and its Subsidiaries after giving effect to the Transactions.
(k)    USA Patriot Act. The Administrative Agent shall have received all documentation and other information at least five days prior to the Effective Date necessary to enable the Administrative Agent and the Lenders to identify each Borrower and each other Loan Party to the extent required for compliance with the Patriot Act or other “know your customer” and anti-money laundering rules and regulations.
(l)    Term Loan Credit Agreement. The Administrative Agent shall have received evidence that the Term Loan Credit Agreement have been executed and delivered and shall have become effective.
The Administrative Agent shall notify the Borrower Representative and the Lenders of the Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 10.02) at or prior to 3:00 P.M., New York City time, on October 31, 2014 (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time).
Section 4.02    Each Credit Event. The obligation of each Lender to make a Loan on the occasion of any Borrowing, and of the Issuing Bank to issue, amend, renew or extend any Letter of Credit, is subject to receipt of the request therefor in accordance herewith and to the satisfaction of the following conditions:

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(a)    Representations and Warranties. The representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects (or, in the case of any representation and warranty qualified by materiality, in all respects) on and as of the date of such Borrowing after giving effect to the Loans made on such date or the date of issuance, amendment, renewal or extension of such Letter of Credit, after giving effect to the issuance, amendment, renewal or extension of such Letter of Credit on such date, as applicable, except to the extent such representations and warranties specifically relate to any earlier date in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date (or, in the case of any representation and warranty qualified by materiality, in all respects as of such earlier date).
(b)    No Default. At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default shall exist.
Each Borrowing and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by the Borrowers on the date thereof as to the matters specified in paragraphs (a) and (b) of this Section.
ARTICLE V

AFFIRMATIVE COVENANTS
Until the Loan Obligations have been Fully Satisfied, IHS covenants and agrees with the Lenders that:
Section 5.01    Financial Statements and Other Information. IHS will furnish to the Administrative Agent and each Lender:
(a)    Annual Audit. Within 90 days after the end of each fiscal year of IHS, its audited consolidated balance sheets and related statements of operations, cash flows and stockholders’ equity as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by Ernst & Young LLP or other independent public accountants of recognized national standing (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of IHS and its Subsidiaries on a Consolidated basis in accordance with GAAP consistently applied;
(b)    Quarterly Financial Statements. Within 45 days after the end of each of the first three fiscal quarters of each fiscal year of IHS, its consolidated balance sheet and related statements of operations, cash flows and stockholders’ equity as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of

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operations of IHS and its Subsidiaries on a Consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;
(c)    Compliance Certificate. Concurrently with any delivery of financial statements under clause (a) or (b) above, a certificate in substantially the form of Exhibit B hereto of a Financial Officer of IHS (which delivery may, unless the Administrative Agent, or a Lender requests executed originals, be by electronic communication including fax or email and shall be deemed to be an original authentic counterpart thereof for all purposes): (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Article VII and (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of IHS’s audited financial statements referred to in Section 3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;
(d)    Management Report. Concurrently with the delivery of the quarterly and annual financial statements set forth in subsections (a) and (b) above, a copy of any material management report, letter or similar writing furnished to IHS by the accountants in respect of IHS’s systems, operations, financial condition or properties.
(e)    Public Reports. Promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by IHS or any Subsidiary with the Securities and Exchange Commission, the Ontario Securities Commission, any other provincial Securities Commission or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national or provincial securities exchange, or distributed by IHS to its shareholders generally, other than any Securities and Exchange Commission Form 4 filed by IHS or any Subsidiary;
(f)    Investment Policy. Promptly after the same becomes effective, copies of all modifications to IHS’s approved investment policy; and
(g)    Additional Information. Promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of IHS or any Subsidiary, or compliance with the terms of any Loan Document, as the Administrative Agent or any Lender may reasonably request.
Documents required to be delivered pursuant to this Section 5.01 (to the extent any such documents are included in materials otherwise filed with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which IHS posts such documents, or provides a link thereto on IHS’s website; or (ii) on which such documents are posted on IHS’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third party website or whether sponsored by the Administrative Agent).

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The Borrowers hereby acknowledge that (i) the Administrative Agent and/or the Lead Arrangers may, but shall not be obligated to, make available to the Lenders materials and/or information provided by or on behalf of the Borrowers hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on Debt Domain, IntraLinks, Syndtrak, ClearPar, or another similar electronic system (the “Platform”) and (ii) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Borrowers or their Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. The Borrowers hereby agree that so long as the Borrowers are the issuer of any outstanding debt or equity securities that are registered or issued pursuant to a private offering or is actively contemplating issuing any such securities (i) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (ii) by marking Borrower Materials “PUBLIC,” the Borrowers shall be deemed to have authorized the Administrative Agent, the Lead Arrangers and the Lenders to treat such Borrower Materials as not containing any material non-public information with respect to the Borrowers or their securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 10.12); (iii) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information;” and (iv) the Administrative Agent and the Lead Arrangers shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information.”
Section 5.02    Notices of Material Events. IHS will furnish to the Administrative Agent and each Lender prompt written notice of the following:
(a)    Default. The occurrence of any Default;
(b)    Notice of Proceedings. The filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting IHS or any Affiliate thereof that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;
(c)    ERISA Event. The occurrence of any ERISA Event (or similar events under any Foreign Plan, including Termination Events) that, alone or together with any other ERISA Events or Termination Events that have occurred, could reasonably be expected to result in liability of IHS and its Subsidiaries in an aggregate amount exceeding an amount that if paid could reasonably be expected to result in a Material Adverse Effect; and
(d)    Material Adverse Effect. Any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.
Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of IHS setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

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Section 5.03    Existence; Conduct of Business. IHS will, and will cause each Loan Party to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.03. IHS will, and will cause each Subsidiary (other than an Immaterial Subsidiary) to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect the rights, licenses, permits, privileges, franchises, patents, copyrights, trademarks and trade names except to the extent that the failure to so preserve, renew and keep in full force and effect any of the foregoing could not reasonably be expect to result in a Material Adverse Effect.
Section 5.04    Payment of Obligations; Non-Qualifying Bank Creditor Rules. IHS will, and will cause each Subsidiary to, pay its Material Indebtedness and other material obligations, including material Tax liabilities, before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate actions, (b) IHS or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP, (c) such contest effectively suspends collection of the contested obligation and the enforcement of any Lien securing such obligation and (d) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect. IHS Global S.A. shall at all times ensure that it is in compliance with the Non-Qualifying Bank Creditor Rules.
Section 5.05    Insurance. IHS will, and will cause each Subsidiary to, maintain, with financially sound and reputable insurance companies (including captive insurers) insurance in such amounts (with no greater risk retention) and against such risks as are customarily maintained by companies of established repute engaged in the same or similar businesses operating in the same or similar locations. IHS will furnish to the Lenders, upon request of the Administrative Agent, information in reasonable detail as to the insurance so maintained.
Section 5.06    Books and Records and Inspection. IHS will, and will cause each Subsidiary to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. IHS will, and will cause each Subsidiary to, permit any representatives designated by the Administrative Agent (and, when a Default exists, any Lender), upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times during normal business hours and as often as reasonably requested; provided that, as long as no Default then exists, the Administrative Agent will not be permitted to physically inspect the properties of IHS and its Subsidiaries more than twice in any calendar year.
Section 5.07    Compliance with Laws. IHS will, and will cause each Subsidiary to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.
Section 5.08    Use of Proceeds. The proceeds of the Loans will be used only for (a) the payment of fees and expenses payable in connection with the Transactions, (b) to finance a

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portion of the Refinancing, (c) to finance acquisitions and Restricted Payments permitted hereby and (d) for other general corporate purposes of IHS and its Subsidiaries. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations G, U and X.
Section 5.09    Joinder of Subsidiaries to the Guaranty Agreements.
(a)    Joinder Tests. Within 45 days after the end of each fiscal quarter, IHS shall make the calculations to determine whether: (i) all Domestic Subsidiaries who are Material Subsidiaries are party to the US Guaranty Agreement; (ii) all Foreign Subsidiaries who are Material Subsidiaries are party to the Foreign Guaranty Agreement; (iii) all Domestic Subsidiaries who Guarantee, or who are required to Guarantee, all or any portion of the “Obligations” (as defined in the Term Loan Credit Agreement and the 2012 Credit Agreement) or who are or are required to be guarantors under the Permitted Capital Markets Debt Indenture, or who are borrowers under the Term Loan Credit Agreement or the 2012 Credit Agreement or issuers under the Permitted Capital Markets Debt Indenture are party to the US Guaranty Agreement; and (iv) if the Aggregation Test was satisfied as of such fiscal quarter end. The “Aggregation Test” shall be deemed to be satisfied as of a fiscal quarter end if the combined total revenue of the Subsidiaries who are Guarantors plus the unconsolidated revenues of all the Borrowers, each as determined for the four fiscal quarters then ended, is equal to or greater than 70% of IHS’s consolidated total revenue for such period. IHS shall be in violation of the Aggregation Test even if all Subsidiaries are party to the Guaranty Agreements other than Subsidiaries excluded under paragraph (e) of this Section unless one or more of such excluded Subsidiaries are added as Borrowers hereunder and after giving effect to such joinder the Aggregation Test is satisfied.
(b)    Joinder of Domestic Subsidiaries. If as of a fiscal quarter end a Domestic Subsidiary that is not party to the US Guaranty Agreement (i) is a Material Subsidiary, or (ii) Guarantees or is required to Gurantee all or any portion of the “Obligations” (as defined in the Term Loan Credit Agreement and the 2012 Credit Agreement) or is or is required to be a guarantor under the Permitted Capital Markets Debt Indenture, or is a borrower under the Term Loan Credit Agreement or the 2012 Credit Agreement or issuer under the Permitted Capital Markets Debt Indenture, then promptly in the case of clause (ii) and within 45 days after the end of such fiscal quarter in the case of clause (i) but subject to paragraph (e) of this Section, IHS shall: (i) cause each such Subsidiary to become a party to the US Guaranty Agreement pursuant to the execution and delivery of a Subsidiary Joinder Agreement (as defined in the US Guaranty); (ii) cause each such Subsidiary to execute and/or deliver such other documentation as the Administrative Agent may reasonably request to evidence the authority of each such Subsidiary to execute, deliver and perform the US Guaranty Agreement and to evidence the existence and good standing of each such Subsidiary; and (iii) deliver a favorable written opinion (addressed to the Administrative Agent and the Lenders) of counsel to each such Subsidiary covering the matters set forth in Sections 3.01, 3.02, 3.03(a) and 3.03(b) of this Agreement and such other matters relating to each such Subsidiary and the Loan Documents as the Administrative Agent shall reasonably request. IHS requests each such counsel to deliver such opinions. In addition, as promptly as possible and without giving effect to the 45 days

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mentioned above, IHS will cause each Domestic Subsidiary which is not a party to the US Guaranty Agreement which is a guarantor, borrower or issuer, as applicable, under the Term Loan Credit Agreement, the 2012 Credit Agreement or the Permitted Capital Markets Debt Indenture to comply promptly with the requirements of clauses (i)-(ii) of the preceding sentence.
(c)    Joinder of Foreign Subsidiaries. If as of a fiscal quarter end a Foreign Subsidiary that is not party to the Foreign Guaranty Agreement is determined to be a Material Subsidiary, then within 45 days after the end of such fiscal quarter but subject to paragraph (e) of this Section, IHS shall: (i) cause each such Subsidiary to become a party to the Foreign Guaranty Agreement pursuant to the execution and delivery of a Subsidiary Joinder Agreement (as defined in the Foreign Guaranty); (ii) cause each such Subsidiary to execute and/or deliver such other documentation as the Administrative Agent may reasonably request to evidence the authority of each such Subsidiary to execute, deliver and perform the Foreign Guaranty Agreement and to evidence the existence and good standing of each such Subsidiary; and (iii) deliver a favorable written opinion (addressed to the Administrative Agent and the Lenders) of counsel to each such Subsidiary covering the matters set forth in Sections 3.01, 3.02, 3.03(a), 3.03(b), 3.18 and 3.19 of this Agreement and such other matters relating to each such Subsidiary and the Loan Documents as the Administrative Agent shall reasonably request. IHS requests each such counsel to deliver such opinions.
(d)    Joinder Under the Aggregation Test. If as of the end of any fiscal quarter, the Aggregation Test is not satisfied, then within 45 days after the end of such fiscal quarter, IHS shall cause such number of Subsidiaries to join into one or both of the Guaranty Agreements in accordance with the requirements of paragraphs (c) or (d) of this Section so that after giving effect thereto the Aggregation Test is satisfied.
(e)    Limit on Joinder of Foreign Subsidiaries and Joint Ventures. Notwithstanding the other paragraphs of this Section: (i) no Foreign Subsidiary (including any Material Subsidiary) shall be required to be joined as a Foreign Guarantor if such joinder would result in IHS or any Subsidiary experiencing material adverse tax consequences and (ii) no Subsidiary (including any Material Subsidiary) that is not 100% owned by IHS or one of its Subsidiaries shall be required to be joined as a Guarantor if the terms of the agreement under which such Subsidiary was created prohibits it from entering into a Guarantee without the consent of the other joint venture party in each case unless such Subsidiary is a borrower, issuer or guarantor under the Term Loan Credit Agreement, the 2012 Credit Agreement or the Permitted Capital Markets Debt Indenture.
Section 5.10    Further Assurances. IHS will, and will cause each other Loan Party to, execute any and all further documents, agreements and instruments, and take all such further actions, which may be required under any applicable law, or which the Administrative Agent or the Required Lenders may reasonably request, to effectuate the transactions contemplated by the Loan Documents, all at the expense of the Loan Parties.
Section 5.11    Anti-Corruption Laws. IHS will, and will cause each Subsidiary to, conduct its businesses in compliance with applicable Anti-Corruption Laws in all material

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respects and maintain policies and procedures designed to promote and achieve compliance with such laws.
ARTICLE VI

NEGATIVE COVENANTS
Until the Loan Obligations have been Fully Satisfied, IHS covenants and agrees with the Lenders that:
Section 6.01    Indebtedness. IHS will not, nor will it permit any Subsidiary to, create, incur, assume or permit to exist any Indebtedness, except:
(a)    Indebtedness created under the Loan Documents;
(b)    Indebtedness existing on the Effective Date and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof (except by an amount equal to unpaid accrued interest and premium thereon plus other reasonable amounts paid, and fees and expenses reasonably incurred, in connection with such extension, renewal or replacement and by an amount equal to any existing commitments unutilized thereunder) or result in an earlier maturity date or decreased weighted average life thereof as long as: (i) such Indebtedness in any individual case has an outstanding principal balance of $1,000,000 or less or (ii) to the extent the Indebtedness exceeds the limits in the immediately preceding clause (i), such Indebtedness is described on Schedule 6.01 hereto or is permitted by clauses (g) or (h) of this Section 6.01 or Section 6.04(c);
(c)    Indebtedness of any Subsidiary to IHS, of IHS to any Subsidiary or of any Subsidiary to any other Subsidiary; provided that: (i) such Indebtedness must be incurred in the ordinary course of business or incurred to finance general corporate needs; and (ii) the sum of (x) the aggregate outstanding amount of all of the obligations of Non-Loan Parties Guaranteed by the Loan Parties pursuant to clause (d) below plus (y) the aggregate outstanding principal amount of all of the loans and advances made to Non-Loan Parties by any Loan Party after the Effective Date plus (z) the aggregate amount of all amounts extended after the Effective Date to acquire Equity Interests in or otherwise make capital contributions to Non-Loan Parties by Loan Parties (such sum the “Non-Loan Party Amount”) shall not at any time exceed an aggregate amount equal to the sum of the following (which sum is herein the “Permitted Non-Loan Party Amount”): (A) $25,000,000 with respect to any one Non-Loan Party and $50,000,000 for all Non-Loan Parties plus (B) the sum of the following: (1) the aggregate outstanding principal amount of all of such loans and advances made under the permissions of Section 6.04(j); plus (2) the aggregate amount of all such Equity Interest acquisitions and capital contributions made after the Effective Date under the permissions of Section 6.04(j) (to provide clarity to the proper interpretation of the provisions of this clause (c) and the other applicable provisions of this Agreement, the Loan Parties may make loans and advances to Non-Loan Parties after the Effective Date, Guarantee Indebtedness of Non-Loan Parties and acquire Equity Interests of and make capital contributions in Non-Loan Parties: (x) subject to and in accordance with the $25,000,000 and $50,000,000 limit established under this Section 6.01(c)(ii)(A), as such limits

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are carried through Section 6.01(d) and Sections 6.04(a), (b) and (e); and (y) independent of the such limits, under the broader permissions of Section 6.04(j) if the conditions to such permissions are satisfied);
(d)    Guaranties by IHS of Indebtedness or other obligations of any Subsidiary and by any Subsidiary of Indebtedness or other obligations of IHS or any other Subsidiary; provided that the Non-Loan Party Amount shall not exceed the Permitted Non-Loan Party Amount;
(e)    Indebtedness of IHS or any Subsidiary incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof; provided that (i) such Indebtedness is incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement and (ii) prior to the incurrence or assumption of any Indebtedness under this paragraph (e): (A) IHS shall have determined that it will be in compliance with the covenants contained in Article VII on a Pro Forma basis for the four (4) fiscal quarter period then most recently ended (provided that if the indebtedness to be incurred is in connection with an acquisition permitted by Section 6.04(h) and if an Elevated Leverage Period is not then in effect, then IHS may determine compliance on a Pro Forma basis assuming an Elevated Leverage Period was in effect as of the end of such four (4) fiscal quarter period so long as IHS has the ability to elect the current fiscal quarter as a Trigger Quarter) and (B) no Default shall exist or result therefrom;
(f)    Indebtedness arising in connection with Hedge Agreements permitted by Section 6.06;
(g)    Unsecured Indebtedness for borrowed money, in addition to the Indebtedness otherwise permitted hereby, of any Subsidiary; provided that (i) the aggregate principal amount of Indebtedness permitted by this paragraph (g) shall not exceed $100,000,000 at any time outstanding; and (ii) no Loan Party may extend credit to any Non-Loan Party under the permissions of this paragraph (g);
(h)    In addition to the Indebtedness otherwise permitted hereby and notwithstanding any limits imposed by the other permissions of this Section 6.01, unsecured Indebtedness for borrowed money owed by IHS; provided that at the time of the incurrence of any Indebtedness under this paragraph (h): (i) IHS shall have determined that it will be in compliance with the covenants contained in Article VII on a Pro Forma basis for the four (4) fiscal quarter period then most recently ended (provided that if the indebtedness to be incurred is in connection with an acquisition permitted by Section 6.04(h) and if an Elevated Leverage Period is not then in effect, then IHS may determine compliance on a Pro Forma basis assuming an Elevated Leverage Period was in effect as of the end of such four (4) fiscal quarter period so long as IHS has the ability to elect the current fiscal quarter as a Trigger Quarter) and (ii) no Default shall exist or result therefrom;

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(i)    Indebtedness under the Term Loan Credit Agreement or the 2012 Credit Agreement and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof or result in an earlier maturity date or decreased weighted average life thereof; and
(j)    Permitted Capital Markets Debt and unsecured extensions, renewals and replacements of any such Indebtedness incurred by IHS (which may be guaranteed by the Subsidiaries allowed to guarantee Permitted Capital Markets Debt) that do not increase the outstanding principal amount thereof or result in an earlier maturity date or decreased weighted average life thereof.
IHS will not permit any Domestic Subsidiary to be a guarantor or borrower under the Term Loan Credit Agreement, the 2012 Credit Agreement or the Permitted Capital Markets Debt unless such Domestic Subsidiary is a Guarantor under the US Guaranty Agreement.
Section 6.02    Liens. IHS will not, nor will it permit any Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:
(a)    Liens granted to the Administrative Agent in favor of the Credit Parties;
(b)    Permitted Encumbrances;
(c)    any Lien on any asset of IHS or any Subsidiary existing on the Effective Date; provided that (i) such Lien shall not apply to any other asset of IHS or any Subsidiary; (ii) such Lien shall secure only those obligations which it secures on the date hereof and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof; and (iii) either (A) the book value of the asset encumbered by any such Lien does not exceed $3,000,000 and the aggregate book value of all assets encumbered by such Liens existing on the Effective Date does not exceed $10,000,000 or (B) such Lien is described on Schedule 6.02 hereto or otherwise permitted by clauses (d), (e) or (f) of this Section 6.02;
(d)    any Liens on property or assets of a Subsidiary to secure obligations to a Loan Party;
(e)    Liens on fixed or capital assets acquired, constructed or improved by IHS or any Subsidiary securing Indebtedness permitted by paragraph (e) of Section 6.01;
(f)    Liens securing the “Obligations” (as defined in the Term Loan Credit Agreement and the 2012 Credit Agreement) of IHS and its Subsidiaries; provided that the Obligations under the Loan Documents are secured by the same assets on a pari passu basis pursuant to documentation acceptable to the Administrative Agent; and
(g)    other Liens securing Indebtedness or other obligations; provided the aggregate outstanding principal amount of such Indebtedness and other obligations and the

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aggregate book value of all property secured thereby, in each case, does not to exceed $100,000,000.
Section 6.03    Fundamental Changes. IHS will not, nor will it permit any Subsidiary to, merge into or consolidate or amalgamate with any other Person, or permit any other Person to merge into or consolidate or amalgamate with it, or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing:
(a)    any Loan Party may merge or amalgamate into any other Loan Party; provided that (i) if one of such Loan Parties is IHS, IHS shall be the continuing or surviving Person, (ii) if one of such Loan Parties is a Borrower (and none of the applicable Loan Parties is IHS), the Borrower (or one of the Borrowers if they should both be Borrowers) shall be the continuing or surviving Person and (iii) if a Loan Party is not the continuing or surviving Person, the Non-Loan Party Amount will not exceed the Permitted Non-Loan Party Amount;
(b)    any Subsidiary that is not a Loan Party may merge or amalgamate into any other Subsidiary; provided that if a Loan Party is not the continuing or surviving Person, the Non-Loan Party Amount will not exceed the Permitted Non-Loan Party Amount;
(c)    any Subsidiary may liquidate or dissolve if IHS determines in good faith that such liquidation or dissolution is in the best interests of IHS and is not materially disadvantageous to the Lenders and if such Subsidiary is a Loan Party, after giving effect thereto, the Non-Loan Party Amount will not exceed the Permitted Non-Loan Party Amount;
(d)    IHS or any Subsidiary may merge or amalgamate into another Person in an acquisition permitted by Section 6.04(h); provided that if IHS is involved, it shall be the continuing or surviving Person and if the Subsidiary involved is a Loan Party, the Loan Party is the continuing or surviving Person or the continuing or surviving Person shall become a Loan Party simultaneously with the consummation of such transaction; and
(e)    any Subsidiary may merge into or consolidate with any Person in order to consummate a disposition made in compliance with Section 6.05(c).
Neither IHS nor any US Borrower may reorganize in any jurisdiction outside the United States.
IHS will not, nor will it permit any of its Subsidiaries to engage in any material extent in any business other than businesses of the type conducted by IHS and its Subsidiaries on the date of execution of this Agreement and businesses reasonably related thereto.
Section 6.04    Investments, Loans, Advances, Guarantees and Acquisitions. IHS will not nor will it permit any of Subsidiary to, purchase, hold or acquire (including pursuant to any merger or amalgamation with any Person that was not a wholly owned Subsidiary prior to such merger or amalgamation) any Equity Interests in or evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any

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investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit, except:
(a)    Equity Interests in Subsidiaries formed or created by IHS or a Subsidiary after the Effective Date; provided that the Non-Loan Party Amount shall at no time exceed the Permitted Non-Loan Party Amount;
(b)    loans and advances made after the Effective Date by IHS to any Subsidiary or by any Subsidiary to IHS or any other Subsidiary; provided that the Non-Loan Party Amount shall at no time exceed the Permitted Non-Loan Party Amount;
(c)    Equity Interests in Subsidiaries owned as of the Effective Date; loans and advances outstanding on the Effective Date made by any Loan Party or any other Subsidiary to any Loan Party; loans and advances outstanding on the Effective Date made by any Loan Party to any Non-Loan Party in an aggregate amount for all such loans and advances not exceeding $10,000,000; and investments existing on the Effective Date other than those listed in this clause (c) (the “other investments”) as long as: (i) the book value of such other investments does not exceed $5,000,000 in any individual case and the aggregate book value of all such other investments outstanding on the Effective Date does not exceed $15,000,000 or (ii) to the extent the limits in clause (i) are exceeded, such other investments are described on Schedule 6.04 hereto or are permitted by clauses (d), (f) or (g) of this Section 6.04;
(d)    investments made in accordance with IHS’s approved investment policy as it exists from time to time;
(e)    Guarantees by IHS of Indebtedness or other obligations of any Subsidiary or by any Subsidiary of Indebtedness or other obligations of IHS or of any other Subsidiary; provided that the Non-Loan Party Amount shall at no time exceed the Permitted Non-Loan Party Amount;
(f)    Hedge Agreements permitted by Section 6.06;
(g)    loans and advances to officers, directors, and employees of IHS and its Subsidiaries made in the ordinary course of business up to a maximum of: (i) with respect to loans and advances made for travel and entertainment expenses, $5,000,000 in the aggregate at any one time outstanding and (ii) with respect to loans and advances for other purposes, $1,000,000 in the aggregate at any one time outstanding;
(h)    in addition to the other Equity Interests that IHS or a Subsidiary may purchase, hold or acquire and the purchases and acquisition of assets permitted by this Section 6.04 and notwithstanding any limits imposed by the other permissions of this Section 6.04, IHS or a Subsidiary may purchase, hold or acquire (including pursuant to a merger) all the Equity Interests in a Person who is not a Subsidiary and may purchase or otherwise acquire (in one transaction or a series of transactions) all or substantially all of the assets of any other Person

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who is not a Subsidiary or all or substantially all of the assets of a division or branch of such Person, if, at the time each such acquisition is consummated:
(i)    Default. No Default exists or would result therefrom;
(ii)    Pro Forma Compliance. IHS shall have determined that it will be in compliance with the covenants contained in Article VII on a Pro Forma basis for the four (4) fiscal quarter period then most recently ended and if an Elevated Leverage Period is not then in effect, IHS may assume that an Elevated Leverage Period was in effect as of the end of such period if IHS has the ability to elect the current fiscal quarter as a Trigger Quarter;
(iii)    Delivery and Notice Requirements. IHS shall be required to comply with the notice and delivery requirements under this clause (iii) in the event that: (A) the cash consideration to be paid for the acquisition in question exceeds $200,000,000 and (B) the Leverage Ratio as calculated for the four (4) fiscal quarter period then most recently ending on a Pro Forma basis exceeds 3.00 to 1.00. If one or more of the conditions in the foregoing clauses (A) and (B) do not exist with respect to an acquisition, IHS is not required to comply with the notice and delivery requirements of this clause (iii) with respect to the acquisition in question. If IHS is required to comply with the notice and delivery requirement under this clause (iii), then IHS shall provide to Administrative Agent, within 10 Business Days following the consummation of the acquisition, the following: (A) notice of the acquisition, (B) the most recent financial statements of the Target that IHS has available, (C) copies of the applicable purchase agreement and copies of such other documentation and information relating to the Target and the acquisition as Administrative Agent may reasonably request, and (D) a certificate signed by a Financial Officer of IHS certifying: (1) to the calculations demonstrating IHS’s compliance with paragraph (h)(ii) of this Section; (2) that after giving effect to the acquisition in question, all representations and warranties contained in the Loan Documents which are not qualified by a materiality standard will be true and correct in all material respects and all representations and warranties contained in the Loan Documents which are qualified by a materiality standard will be true and correct in all respects, in each case, as of the date of the closing of the acquisition with the same force and effect as if such representations and warranties had been made on and as of such date, except to the extent that such representations and warranties relate specifically to another date and (3) that no Default exists or will result from the acquisition;
(iv)    Same Line of Business. The business acquired in the acquisition is a business of the type conducted by IHS and its Subsidiaries on the Effective Date or a business reasonably related thereto;
(v)    No Contested Acquisitions. The proposed acquisition shall have been approved by the Board of Directors of the Target (or similar governing body if the Target is not a corporation) and no Person shall have commenced legal proceedings to oppose the acquisition;

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(vi)    Joinder of Subsidiary. If a Material Subsidiary is acquired or created in connection with such acquisition, such Material Subsidiary shall be joined as a Guarantor within 60 days of the closing of the acquisition in the same manner as a Subsidiary is joined pursuant to Section 5.09;
(i)    [reserved]; and
(j)    in addition to the other investments, loans and advances otherwise permitted by this Section 6.04 and notwithstanding any limits imposed by the other permissions of this Section 6.04, IHS or any Subsidiary may purchase, hold or acquire any Equity Interests in or evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to or make or permit to exist any investment or any other interest in, any other Person (including any of the foregoing with respect to a Non-Loan Party) in each case, in a transaction that does not constitute an acquisition governed by paragraph (h) of this Section as long as at the time any such investment, loan or advance is made:
(i)    Default. No Default exists or would result therefrom; and
(ii)    Pro Forma Compliance. IHS shall have determined that it will be in compliance with the covenants contained in Article VII on a Pro Forma basis for the four (4) fiscal quarter period then most recently ended and if an Elevated Leverage Period is not then in effect, IHS may assume that an Elevated Leverage Period was in effect as of the end of such period if IHS has the ability to elect the current fiscal quarter as a Trigger Quarter.
Section 6.05    Asset Sales. IHS will not, nor will it permit any Subsidiary to, sell, transfer, lease or otherwise dispose of any asset, including any Equity Interest owned by it, except:
(a)    sales in the ordinary course of business of inventory, used or surplus equipment and investments made or held in compliance with the requirements of Section 6.04;
(b)    sales, transfers and dispositions to IHS or any Subsidiary so long as after giving effect thereto the Non-Loan Party Amount will not exceed the Permitted Non-Loan Party Amount) and other sales, transfers and dispositions permitted by clauses (a)-(d) of Section 6.03; and
(c)    other sales, transfers and other dispositions of assets (other than Equity Interests in a Material Subsidiary) that are not permitted by any other clause of this Section as long as at the time of such sale, transfer or disposition (i) no Default shall exist or would result, (ii) such assets, together with any other assets sold in reliance on this clause (c) in the four fiscal quarters most recently ended for which financial statements are available at such time shall not, in the aggregate, account for more than 15% of Consolidated EBITDA or more than 15% of the total revenues of IHS and its Subsidiaries, on a consolidated basis, in each case on a cumulative basis during the four fiscal quarters most recently ended for which financial statements are

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available at such time, and (iii) such assets and all other assets sold in reliance on this clause (c) during the term of this Agreement shall not, in the aggregate, account for more than 30% of Consolidated EBITDA or more than 30% of the total revenues of IHS and its Subsidiaries, on a consolidated basis, in each case on a cumulative basis during the four fiscal quarters most recently ended for which financial statements are available at such time.
Section 6.06    Hedge Agreements. IHS will not nor will it permit any Subsidiary to, enter into any Hedge Agreement, except (a) Hedge Agreements entered into to hedge or mitigate risks to which IHS or a Subsidiary has actual exposure (including any Hedge Agreements enter into in connection with the issuance of any permitted Indebtedness that is convertible to Equity Interests but not including any other Hedge Agreement entered into with respect to Equity Interests), and (b) Hedge Agreements entered into in order to effectively cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of IHS or a Subsidiary.
Section 6.07    Restricted Payments. IHS will not, nor will it permit any Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except:
(a)    IHS may declare and pay dividends with respect to its capital stock payable solely in additional shares of its common stock;
(b)    Subsidiaries may declare and pay dividends ratably with respect to their Equity Interests;
(c)    IHS may declare and make any other Restricted Payments (in addition to Restricted Payments permitted by clauses (a) and (d) of this Section 6.07), provided, that
(i)    Default. No Default exists or would result therefrom; and
(ii)    Pro Forma Compliance. IHS shall have determined that it will be in compliance with the covenants contained in Article VII on a Pro Forma basis for the four (4) fiscal quarter period then most recently ending; and
(d)    IHS may repurchase or cancel its Equity Interests related to Taxes on employee equity plans in an aggregate amount of up to $125,000,000 per fiscal year so long as no Default exists or would result therefrom.
Section 6.08    Transactions with Affiliates. IHS will not, nor will it permit any Subsidiary to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) transactions in the ordinary course of business and are at prices and on terms and conditions no less favorable to IHS or such Subsidiary than could be obtained on an arm’s-length basis from unrelated third parties, (b) transactions between or among Subsidiaries not involving any other Affiliate; (c) any Restricted Payment permitted by Section

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6.07; and (d) payment of customary and reasonable directors fees to directors who are not employees of IHS or any Affiliate.
Section 6.09    Restrictive Agreements. IHS will not, nor will it permit any Subsidiary to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon: (a) the ability of IHS or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets, or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to IHS or any other Subsidiary or to Guarantee Indebtedness of IHS or any other Subsidiary; provided that (i) the foregoing shall not apply to restrictions and conditions existing on the date hereof identified on Schedule 6.09 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (ii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (iii) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness; (iv) clause (a) of the foregoing shall not apply to customary provisions in leases and other contracts restricting the assignment thereof; (v) clause (a) of the foregoing shall not apply to restrictions or conditions set forth in the Permitted Capital Markets Debt Indenture as long as such restrictions or conditions are no more restrictive than those existing on the Effective Date; and (vi) the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to Indebtedness permitted by this Agreement if such restrictions or conditions are no more restrictive than the restrictions and conditions contained herein and would permit IHS and its Subsidiaries to grant Liens to the Administrative Agent for the benefit of the Credit Parties to secure the Obligations (provided the Term Loan Credit Agreement and the 2012 Credit Agreement may contain restrictions of the type described in clause (a) of the foregoing if such restrictions allow the Obligations to be secured as long as the obligations under the Term Loan Credit Agreement and the Permitted Capital Markets Debt Indenture are secured equally and ratably on terms satisfactory to the Administrative Agent).
Section 6.10    Change in Fiscal Year. No Borrower will change the manner in which either the last day of its fiscal year or the last days of the first three fiscal quarters of its fiscal year is calculated without the consent of the Administrative Agent (which the Administrative Agent may give or withhold without the consent or agreement of any of the Lenders and which consent may not be unreasonably withheld); provided that the foregoing shall not be applicable to any Person, the Equity Interest of which are acquired by IHS or a Subsidiary that becomes a Borrower after the Effective Date if such change is made so that the last day of such Borrower’s fiscal year or the last days of the first three fiscal quarters of such Borrower’s fiscal year coincides with that of IHS.
Section 6.11    Anti-Corruption Laws and Sanctions. No Borrowing will be made nor the proceeds thereof used directly or indirectly (a) for the purpose of funding payments to any officer or employee of a Governmental Authority, or any Person controlled by a Governmental

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Authority, or any political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in violation of applicable Anti-Corruption Laws or otherwise in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money or anything else of value to any Person in violation of Anti-Corruption Laws, (b) for the purpose of financing the activities of or any transactions with any Sanctioned Person or Sanctioned Country, or (c) in any other manner that would result in a violation of any Sanctions applicable to any party hereto.
ARTICLE VII

FINANCIAL COVENANTS
Until the Loan Obligations have been Fully Satisfied, IHS covenants and agrees with the Lenders that:
Section 7.01    Interest Coverage Ratio. As of the last day of each fiscal quarter, IHS will not permit the Interest Coverage Ratio calculated as of such date to be less than 3.00 to 1.00.
Section 7.02    Leverage Ratio. As of the last day of each fiscal quarter, IHS will not permit the Leverage Ratio calculated as of such date to exceed 3.50 to 1.00 (such maximum ratio, the “Maximum Leverage Ratio”).
Notwithstanding the foregoing, if, with respect to any fiscal quarter of IHS: (a) IHS or any Subsidiary has entered into an acquisition permitted by Section 6.04(h) or Section 6.04(j) in such fiscal quarter and (b) the sum of the consideration paid for such acquisition plus the aggregate consideration paid by IHS and its Subsidiaries for all such acquisitions permitted by Section 6.04(h) and Section 6.04(j) consummated during that same fiscal quarter and the immediately preceding fiscal quarter, is equal to or greater than $100,000,000 (the requirements of clauses (a) and (b), herein the “Acquisition Threshold”), then IHS may declare such fiscal quarter to be a Trigger Quarter, such election to be made by IHS on or before the Election Date for such fiscal quarter. If IHS has notified the Administrative Agent in writing that an Acquisition Threshold has been achieved and has elected a Trigger Quarter or shall be deemed to have selected a Trigger Quarter, then the Maximum Leverage Ratio shall be increased to 3.75 to 1.00 during the related Elevated Leverage Period (provided that, with respect to the Trigger Quarter elected in connection with the OPIS Acquisition, the Maximum Leverage Ratio shall be increased to 4.00 to 1.00 during the related Elevated Leverage Period). Once a Trigger Quarter is elected or deemed elected, no subsequent Trigger Quarter may be elected or deemed elected by IHS unless and until the actual Leverage Ratio is less than or equal to 3.50 to 1.00 as of the end of two consecutive fiscal quarters of IHS after the election (or three consecutive fiscal quarters after the election in connection with the OPIS Acquisition).
As used herein, the following terms have the following meanings:
“Election Date” means, with respect to any fiscal quarter, the date that is the deadline for IHS’s delivery of the financial statements and the corresponding compliance certificate required by Sections 5.01(a), (b) and (c).

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“Elevated Leverage Period” means, with respect to any Trigger Quarter, the period beginning with the first day of such Trigger Quarter and continuing until and ending on the last day of the fiscal quarter of IHS (a) identified by IHS as the end of the Elevated Leverage Period and (b) for which the actual Leverage Ratio is less than or equal to 3.50 to 1.00; provided, that, in no event shall any Elevated Leverage Period last longer than three consecutive fiscal quarters (other than in respect of the Elevated Leverage Period in connection with the OPIS Acquisition, which shall be permitted to last no longer than four consecutive fiscal quarters) (including the related Trigger Quarter).
“Trigger Quarter” means a fiscal quarter that IHS has designated in writing as such and for which IHS has notified the Administrative Agent that an Acquisition Threshold has been achieved; provided that with respect to any acquisition, a Trigger Quarter shall be deemed to have been elected for the fiscal quarter during which such acquisition was closed if IHS shall have assumed that an Elevated Leverage Period existed when calculating Pro Forma compliance under Section 6.01(e)(ii)(A), Section 6.01(h)(i), Section 6.04(h)(i) or Section 6.04(j)(ii).
ARTICLE VIII

EVENTS OF DEFAULT
Section 8.01    Events of Default; Remedies. If any of the following events (“Events of Default”) shall occur:
(a)    Principal Payment. Any Borrower shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;
(b)    Interest and Fee Payments. Any Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Section 8.01) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five days;
(c)    Representation or Warranties. Any representation, warranty or certification that is not qualified by a materiality standard and is made or deemed made by or on behalf of any Loan Party in or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect in any material respect when made or deemed made or any representation, warranty or certification that is qualified by a materiality standard and is made or deemed made by or on behalf of any Loan Party in or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Loan Document or any

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amendment or modification thereof or waiver thereunder, shall prove to have been incorrect when made or deemed made;
(d)    Covenant Violation; Immediate Default. IHS shall fail to observe or perform any covenant, condition or agreement contained in Sections 5.01, 5.02, 5.03 (with respect to the existence of IHS or any Borrower) or 5.08 or in Article VI or in Article VII;
(e)    Covenant Violation with Cure Period. Any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in any Loan Document (other than those specified in clause (a), (b) or (d) of this Section 8.01), and such failure shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent to the Borrower Representative (which notice will be given at the request of any Lender);
(f)    Cross Payment Default. IHS or any Subsidiary shall default in payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable beyond any applicable period of notice and grace provide with respect thereto;
(g)    Cross Covenant Default. Any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;
(h)    Involuntary Bankruptcy. An involuntary proceeding shall be commenced or an involuntary petition or proposal shall be filed seeking (i) liquidation, reorganization, dissolution, winding up, administration or other relief in respect of IHS or any Material Subsidiary or its debts, or of a substantial part of its assets, under any Federal, state, provincial or foreign examinership, bankruptcy, arrangement, liquidation, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, interim receiver, examiner, administrator, trustee, custodian, monitor, sequestrator, conservator or similar official for IHS or any Material Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;
(i)    Voluntary Bankruptcy. IHS or any Material Subsidiary shall (i) voluntarily commence any proceeding or file any petition or proposal seeking liquidation, reorganization or other relief under any Federal, state, provincial or foreign examinership, bankruptcy, arrangement (voluntary or by way of scheme of arrangement or otherwise) insolvency, receivership, dissolution, winding up, administration, liquidation or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Section 8.01, (iii) apply for or consent to the appointment of a receiver, interim receiver, trustee, custodian,

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monitor, sequestrator, conservator or similar official for IHS or any Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;
(j)    Other Insolvency. IHS or any Material Subsidiary shall (i) become unable, admit in writing its inability or fail generally to pay its debts as they become due, (ii) suspend or threaten to suspend making payments on any of its debts by reason of actual anticipated financial difficulties or (iii) commence negotiation with one or more of its creditors with a view to rescheduling any of its debt;
(k)    Judgments. One or more judgments for the payment of money in an aggregate amount in excess of $50,000,000 shall be rendered against IHS, any Subsidiary or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of IHS or any Subsidiary to enforce any such judgment;
(l)    ERISA Events. An ERISA Event or Termination Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events and Termination Events that have occurred, could reasonably be expected to result in a Material Adverse Effect or could result in a Lien on any assets of IHS or any Subsidiary;
(m)    Invalidity of Loan Documents. Any material provision of any Loan Document shall at any time for any reason cease to be valid, binding and enforceable against any Loan Party; the validity, binding effect or enforceability of any Loan Document against any Loan Party shall be contested by any Loan Party; any Loan Party shall deny that it has any or further liability or obligation under any Loan Document; or any Loan Document shall be terminated, invalidated or set aside, or be declared ineffective or inoperative or in any material way cease to give or provide to Administrative Agent and the Lenders the benefits purported to be created thereby;
(n)    Material Adverse Effect. There shall have occurred any condition or event that has or is reasonably likely to have a Material Adverse Effect; or
(o)    Change in Control. A Change in Control shall occur; then, and in every such event (other than an event with respect to any Borrower described in clause (h) or (i) of this Section), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower Representative, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder, shall become due and payable immediately, without presentment,

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demand, protest, notice of intent to accelerate, notice of acceleration or other notice of any kind, all of which are hereby waived by the Borrowers; and in case of any event with respect to any Borrower described in clause (h) or (i) of this Section, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder, shall automatically become due and payable, without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other notice of any kind, all of which are hereby waived by the Borrowers. In addition, if any Event of Default exists, the Administrative Agent may (and if directed by the Required Lenders, shall) exercise any and all other rights and remedies afforded by the laws of the State of New York or any other jurisdiction, by any of the Loan Documents, by equity, or otherwise.
Section 8.02    Performance by the Administrative Agent. If any Loan Party shall fail to perform any covenant or agreement in accordance with the terms of the Loan Documents, the Administrative Agent may, and shall at the direction of the Required Lenders, perform or attempt to perform such covenant or agreement on behalf of the applicable Loan Party. In such event, IHS shall, at the request of the Administrative Agent promptly pay any amount expended by the Administrative Agent or the Lenders in connection with such performance or attempted performance to the Administrative Agent, together with interest thereon at the interest rate provided for in Section 2.13(d) from and including the date of such expenditure to but excluding the date such expenditure is paid in full. Notwithstanding the foregoing, it is expressly agreed that neither the Administrative Agent nor any Lender shall have any liability or responsibility for the performance of any obligation of any Loan Party under any Loan Document.
Section 8.03    Limitation on Separate Suit. No suit shall be brought against any Loan Party on account of the Loan Obligations except by the Administrative Agent, acting upon the written instructions of the Required Lenders.
ARTICLE IX

THE ADMINISTRATIVE AGENT
Section 9.01    Appointment and Authority. Each of the Lenders and the Issuing Bank hereby irrevocably appoints Bank of America to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the Issuing Bank, and the Borrowers shall not have rights as a third party beneficiaries of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.

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Section 9.02    Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrowers or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.
Section 9.03    Exculpatory Provisions. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent, (a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law, and (c) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any of the Borrowers or any of their respective Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity.
The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Section 10.02) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given in writing to the Administrative Agent by the Borrower Representative, a Lender or the Issuing Bank.

The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set

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forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

Section 9.04    Reliance by the Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance, extension, renewal or increase of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the Issuing Bank, the Administrative Agent may presume that such condition is satisfactory to such Lender or the Issuing Bank unless the Administrative Agent shall have received notice to the contrary from such Lender or the Issuing Bank prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for any Loan Party), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.
Section 9.05    Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub‑agents appointed by the Administrative Agent. The Administrative Agent and any such sub‑agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub‑agent and to the Related Parties of the Administrative Agent and any such sub‑agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.
Section 9.06    Resignation of Administrative Agent. (a)    The Administrative Agent may at any time give notice of its resignation to the Lenders, the Issuing Bank and the Borrower Representative. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrower Representative, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States; provided that consultation with the Borrower Representative in connection with the appointment of any successor Administrative Agent shall only be required so long as no Event of Default has occurred and is continuing. If no such successor shall have been so

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appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to) on behalf of the Lenders and the Issuing Bank, appoint a successor Administrative Agent meeting the qualifications set forth above. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date.
(b)    If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by applicable law, by notice in writing to the Borrower Representative and such Person remove such Person as Administrative Agent and, in consultation with the Borrower Representative, appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date.
(c)    With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (i) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents and (ii) except for any indemnity payments or other amounts then owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and the Issuing Bank directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or removed) Administrative Agent (other than any rights to indemnity payments or other amounts owed to the retiring or removed Administrative Agent as of the Resignation Effective Date or the Removal Effective Date, as applicable), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by IHS to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between IHS and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article and Section 10.03 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Administrative Agent was acting as Administrative Agent.
(d)    Any resignation by Bank of America as Administrative Agent pursuant to this Section shall also constitute its resignation as Issuing Bank and Swingline Lender. If Bank of America resigns as an Issuing Bank, it shall retain all the rights, powers, privileges and duties of the Issuing Bank hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as Issuing Bank and all Obligations with respect thereto, including the right to require

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the Lenders to make ABR Loans or fund risk participations in unreimbursed amounts pursuant to Section 2.05(e). If Bank of America resigns as Swingline Lender, it shall retain all the rights of the Swingline Lender provided for hereunder with respect to Swingline Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make ABR Loans or fund risk participations in outstanding Swingline Loans pursuant to Section 2.04(c). Upon the appointment by the Borrower Representative of a successor Issuing Bank or Swingline Lender hereunder (which successor shall in all cases be a Lender other than a Defaulting Lender), (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Issuing Bank or Swingline Lender, as applicable, (b) the retiring Issuing Bank and Swingline Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (c) the successor Issuing Bank shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to Bank of America to effectively assume the obligations of Bank of America with respect to such Letters of Credit.
Section 9.07    Non-Reliance on Administrative Agent and Other Lenders. Each Lender and the Issuing Bank acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and the Issuing Bank also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.
Section 9.08    No Other Duties, Etc.. Anything herein to the contrary notwithstanding, none of the Joint Bookrunners, Lead Arrangers, Syndication Agent or Co-Documentation Agents shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender or the Issuing Bank hereunder.
Section 9.09    Powers and Immunities of Fronting Parties. No Fronting Party nor any of its Related Parties shall be liable for any action taken or omitted to be taken by any of them hereunder or otherwise in connection with any Loan Document except for its or their own gross negligence or willful misconduct. Without limiting the generality of the preceding sentence, each Fronting Party: (a) shall have no duties or responsibilities except those expressly set forth in the Loan Documents, and shall not by reason of any Loan Document be a trustee or fiduciary for any Lender or for the Administrative Agent, (b) shall not be required to initiate any litigation or collection proceedings under any Loan Document, (c) shall not be responsible to any Lender or the Administrative Agent for any recitals, statements, representations, or warranties contained in any Loan Document, or any certificate or other documentation referred to or provided for in, or received by any of them under, any Loan Document, or for the value, validity, effectiveness, enforceability, or sufficiency of any Loan Document or any other documentation referred to or provided for therein or for any failure by any Person to perform any of its obligations thereunder,

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(d) may consult with legal counsel (including counsel for the Borrowers), independent public accountants, and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants, or experts, and (e) shall incur no liability under or in respect of any Loan Document by acting upon any notice, consent, certificate, or other instrument or writing believed by it to be genuine and signed or sent by the proper party or parties. As to any matters not expressly provided for by any Loan Document, each Fronting Party shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions signed by the Required Lenders, and such instructions of the Required Lenders and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders and the Administrative Agent; provided, however, that no Fronting Party shall be required to take any action which exposes it to personal liability or which is contrary to any Loan Document or applicable law.
Section 9.10    Permitted Release of Subsidiary Loan Parties. If no Default exists or would result and the Administrative Agent shall have received a certificate of a Financial Officer of the Borrower Representative requesting the release of a Subsidiary Loan Party, certifying that (a) no Default exists or will result from the release of the Subsidiary Loan Party; (b) after giving pro forma effect to the release, the Aggregation Test is satisfied as of the most recently ended fiscal quarter; (c) the Subsidiary Loan Party is being released from its obligations in respect of the Credit Agreement Pari Passu Indebtedness; and (d) the Administrative Agent is authorized to release such Subsidiary Loan Party because either (i) the Equity Interest issued by such Subsidiary Loan Party or the assets of such Subsidiary Loan Party have been sold in a transaction permitted by Section 6.05 (including with the consent of the Required Lenders pursuant to Section 10.02(b)), (ii) such Subsidiary is not otherwise required to Guarantee any of the Obligations under this Agreement or (iii) such Subsidiary is an Immaterial Subsidiary, then the Administrative Agent is irrevocably authorized by the Credit Parties, without any consent or further agreement of any Credit Party to release such Subsidiary Loan Party from all obligations under the Loan Documents. The Administrative Agent shall execute any release documents in accordance with the immediately preceding sentence promptly upon request of the Borrower Representative without the consent or further agreement of any Credit Party.
Section 9.11    Lender Affiliates Rights. By accepting the benefits of the Loan Documents, any Affiliate of a Lender that is owed any Obligation is bound by the terms of the Loan Documents. But notwithstanding the foregoing: (a) neither the Administrative Agent, any Lender nor any Loan Party shall be obligated to deliver any notice or communication required to be delivered to any Lender under any Loan Documents to any Affiliate of any Lender; and (b) no Affiliate of any Lender that is owed any Obligation shall be included in the determination of the Required Lenders or entitled to consent to, reject, or participate in any manner in any amendment, waiver or other modification of any Loan Document. The Administrative Agent shall not have any liabilities, obligations or responsibilities of any kind whatsoever to any Affiliate of any Lender who is owed any Obligation. The Administrative Agent shall deal solely and directly with the related Lender of any such Affiliate in connection with all matters relating to the Loan Documents. The Obligation owed to such Affiliate shall be considered the Obligation of its related Lender for all purposes under the Loan Documents and such Lender

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shall be solely responsible to the other parties hereto for all the obligations of such Affiliate under any Loan Document.
ARTICLE X

MISCELLANEOUS
Section 10.01    Notices. Except in the case of notices and other communications expressly permitted to be given by telephone or other means, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:
(i)    if to any Loan Party, to the Borrower Representative at 15 Inverness Way East, Englewood, Colorado 80112, Attention: Chief Financial Officer, Telecopy: 303-754-4025; Email: Todd.Hyatt@ihs.com; with a copy to: Stephen Green, Esq., Executive Vice President, Legal and Corporate Secretary, IHS Inc., Two Grand Central Tower, 140 East 45th Street, 40th Floor, New York, NY 10017; Telephone: (212) 850-8543; Telecopy: 212 850-8540; Email: Steve.Green@ihs.com~~;~~ and a copy to: Grant Nicholson, Vice President and Treasurer, IHS Inc., 15 Inverness Way East, Englewood, Colorado 80112; Telephone: (303)-858-6299, Telecopy: 303-754-4025; Email: Grant.Nicholson@ihs.com;
(ii)    if to the Administrative Agent, the Issuing Bank or the Swingline Lender, to Bank of America, N.A., One Independence Center, 101 N. Tryon Street, Charlotte, NC 28255-0001; Mailcode: NC1-001-05-46; Attention: Renee Blackmore; Telephone: 980-387-2484; Telecopy: 704-409-0024; Email: renee.m.blackmore@baml.com; and
(iii)    if to any other Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.
Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e‑mail, FpML messaging, and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or the Issuing Bank pursuant to Article II if such Lender or the Issuing Bank, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent, the Swingline Lender, the Issuing Bank or the Borrower Representative may each, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the

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other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt, subject to the next paragraph.
Unless the Administrative Agent otherwise prescribes (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii), if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice, email or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient.
THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrowers, any Lender, the Issuing Bank or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrowers’, any Loan Party’s or the Administrative Agent’s transmission of Borrower Materials or notices through the Platform, any other electronic platform or electronic messaging service, or through the Internet.
Section 10.02    Waivers; Amendments.
(a)    No Waiver; Rights Cumulative. No failure or delay by the Administrative Agent, the Issuing Bank or any Lender in exercising, and no course of dealing with respect to, any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the

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specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or the Issuing Bank may have had notice or knowledge of such Default at the time.
(b)    Amendments. Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except (x) pursuant to an Increased Commitment Supplement executed in accordance with the terms and conditions of Section 2.21 which only needs to be signed by the Borrowers, the Administrative Agent and the Lenders increasing or providing new Revolving Commitments thereunder and (y) in the case of this Agreement and any circumstance other than as described in clause (x), pursuant to an agreement or agreements in writing entered into by IHS, the Borrowers and the Required Lenders or, in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties that are parties thereto, in each case with the consent of the Required Lenders; provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (iii) postpone the scheduled date of payment of the principal amount of any Loan or LC Disbursement, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby, (iv) change Section 2.18(b), (c), (e), (f) or (g) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (v) change any of the provisions of this Section or the definition of “Required Lenders,” “Credit Party” or “Obligation” (or any term defined therein) or any other provision of any Loan Document specifying the number or percentage of Lenders (or Lenders of any Class) required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender (or each Lender of such Class, as the case may be), (vi) release any Subsidiary Loan Party from its Guarantee under the Guaranty Agreement (except as expressly provided in Section 9.10) or limit its liability in respect of such Guarantee, without the written consent of each Lender, or (vii) change any provisions of any Loan Document in a manner that by its terms adversely affects the rights in respect of payments due to Lenders holding Loans of any Class differently than those holding Loans of any other Class, without the written consent of Lenders holding a majority in interest of the outstanding Loans and unused Commitments of each affected Class; provided further that (A) no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, the Issuing Bank, any Available Currency Lender, any Canadian Currency Lender or the Swingline Lender without the prior written consent of the Administrative Agent, the Issuing Bank, such Available Currency Lender, such Canadian Currency Lender or the Swingline Lender, as the case may be, and (B) any waiver, amendment or modification of this Agreement that by its terms affects the rights or duties under this Agreement of the Revolving Lenders, the Available Currency Lenders or the Canadian Currency Lenders but not any other group of Lenders, may be effected by an agreement or agreements in writing entered into by the Borrowers and requisite percentage in interest of the affected Class of Lenders.

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(c)    Replacement of Lenders. In connection with any proposed amendment, modification, waiver or termination (a “Proposed Change”) requiring the consent of all Lenders or all affected Lenders, if the consent of the Required Lenders to such Proposed Change is obtained, but the consent to such Proposed Change of other Lenders whose consent is required is not obtained (any such Lender whose consent is not obtained as described in paragraph (b) of this Section being referred to as a “Non-Consenting Lender”), then, the Borrowers may, at their sole expense and effort, upon notice to such Non-Consenting Lender and the Administrative Agent, require such Non-Consenting Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 10.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that (a) the Borrower Representative shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld, (b) such Non-Consenting Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts) and (c) the Borrowers or such assignee shall have paid to the Administrative Agent the processing and recordation fee specified in Section 10.04(b). Notwithstanding the foregoing, a Non-Consenting Lender shall be deemed to have assigned all of its rights, interests and obligations under this Agreement upon its receipt of the amounts described in the preceding clause (b).
Section 10.03    Expenses; Indemnity; Damage Waiver.
(a)    Expenses. IHS shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent, the Syndication Agent and the Lead Arrangers and their respective Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of the Loan Documents or any amendments, modifications or waivers of the provisions thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out-of-pocket expenses incurred by the Administrative Agent, the Syndication Agent, the Issuing Bank or any Lender, including the fees, charges and disbursements of any counsel for the Administrative Agent, the Syndication Agent, the Issuing Bank or any Lender, in connection with the enforcement or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.
(b)    Indemnity. IHS indemnifies the Administrative Agent, the Syndication Agent, the Lead Arrangers the Issuing Bank and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and holds each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses,

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including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of any Loan Document or any other agreement or instrument contemplated hereby, the performance by the parties to the Loan Documents of their respective obligations thereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by the Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property currently or formerly owned or operated by IHS or any Subsidiary, or any Environmental Liability related in any way to IHS or any Subsidiary, (iv) the failure to pay any Loan or LC Disbursement denominated in an Available Currency, or any interest thereon, in the Available Currency in which such Loan was originally made or applicable Letter of Credit issued or (v) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee. No Indemnitee shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.
(c)    Lenders’ Agreement to Pay. To the extent that IHS fails to pay any amount required to be paid by it to the Administrative Agent, the Issuing Bank or the Swingline Lender under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent, the Issuing Bank or the Swingline Lender, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent, the Issuing Bank or the Swingline Lender in its capacity as such. For purposes hereof, a Lender’s “pro rata share” shall be determined based upon its share of the sum of the total Revolving Exposures and unused Commitments at the time.
(d)    Waiver of Damages. To the extent permitted by applicable law, no Loan Party shall assert, and each Loan Party waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, incidental, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, the Loan

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Documents or any agreement or instrument contemplated hereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof.
(e)    Payment. All amounts due under this Section shall be payable not later than 10 days after written demand therefor.
Section 10.04    Successors and Assigns.
(a)    Successors and Assigns. The provisions of this Agreement are binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit, any Affiliate of a Lender who is owed any of the Obligations and any Indemnitee), except that (i) the Borrowers may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by any Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit, any Affiliate of a Lender who is owed any of the Obligations and any Indemnitee), Participants (to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Bank and the Lenders, any legal or equitable right, remedy or claim under or by reason of this Agreement.
(b)    Assignment. (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees (other than IHS, any Subsidiary or a natural person) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent of:
(A)    the Borrower Representative, which shall not be unreasonably withheld or delayed; provided that no consent of the Borrower Representative shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund (as defined below) or, if an Event of Default exists, any other Person; provided further that the Borrower Representative shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within 10 Business Days after having received notice thereof;
(B)    the Administrative Agent, which shall not be unreasonably withheld or delayed; provided that no consent of the Administrative Agent shall be required for an assignment of any Revolving Commitment to (i) an assignee that is a Lender with a Revolving Commitment, an Affiliate of a Lender or an Approved Fund immediately prior to giving effect to such assignment or;

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(C)    the Issuing Bank, which shall not be unreasonably withheld or delayed; provided that no consent of the Issuing Bank shall be required if no LC Exposure is outstanding and the commitment of such Issuing Bank to issue Letters of Credit has terminated;
(D)    the Swingline Lender, which shall not be unreasonably withheld or delayed; provided that no consent of the Swingline Lender shall be required if no Swingline Exposure is outstanding and the commitment of the Swingline Lender hereunder to make Swingline Loans has terminated; and
(E)    each Available Currency Lender and each Canadian Currency Lender, which shall not be unreasonably withheld or delayed, provided that no consent of an Available Currency Lender or Canadian Currency Lender shall be required if no Available Currency Loans or Canadian Currency Loans, as the case may be, are outstanding and the commitments of such Lender to make Available Currency Loans or Canadian Currency Loans, as the case may be, has terminated.
IHS shall be permitted to withhold its consent (if such consent is required according to the above) to an assignment if, among other reasons, the assignment would cause IHS Global S.A. to be in violation of the Non-Qualifying Bank Creditor Rules.
(ii)    Assignments shall be subject to the following additional conditions:
(A)    except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans of any Class, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) (i) shall not be less than $10,000,000 and (ii) shall not reduce the assigning Lender’s Commitment to less than $10,000,000 unless each of the Borrower Representative and the Administrative Agent otherwise consent, provided that no such consent of the Borrower Representative shall be required if an Event of Default exists;
(B)    each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement, provided that this clause shall not be construed to prohibit the assignment of a proportionate part of all the assigning Lender’s rights and obligations in respect of one Class of Commitments or Loans;
(C)    an assignee that will be an Available Currency Lender must meet the criteria set forth in the definition of “Available Currency Lender”;

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(D)    an assignee that will be a Canadian Currency Lender must meet the criteria set forth in the definition of “Canadian Currency Lender”; and
(E)    the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500.
For the purposes of this Section 10.04(b), the term “Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.
(iii)    Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 10.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 10.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section.
(iv)    The Administrative Agent, acting for this purpose as an agent of the Borrowers, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it (or the equivalent thereof in electronic form) and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount (and stated interest) of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error and the Borrowers, the Administrative Agent, the Issuing Bank and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by any Borrower, the Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice.
(v)    Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the

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information contained therein in the Register; provided that if either the assigning Lender or the assignee shall have failed to make any payment required to be made by it pursuant to this Agreement or any other Loan Document, the Administrative Agent shall have no obligation to accept such Assignment and Assumption and record the information therein in the Register unless and until such payment shall have been made in full, together with all accrued interest thereon. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.
(c)    Participations. (i) Any Lender may, without the consent of any Borrower, the Administrative Agent, the Issuing Bank, the Swingline Lender or any other Lender, sell participations to one or more banks or other entities (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrowers, the Administrative Agent, the Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 10.02(b) that affects such Participant. Subject to paragraph (c)(ii) of this Section, each Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.15, 2.16 and 2.17 (subject to the requirements and limitations therein, including the requirements under Section 2.17(e) (it being understood that the documentation required under Section 2.17(e) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.18(c) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans or its other obligations under any Loan Document) except to the extent that such disclosure is necessary to establish that such Commitment, Loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

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(ii)    A Participant shall not be entitled to receive any greater payment under Sections 2.15 or 2.17 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower Representative’s prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.17 unless the Borrower Representative is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrowers, to comply with Section 2.17(e) as though it were a Lender.
(d)    Pledge. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.
(e)    Resignation as Issuing Bank or Swingline Lender after Assignment. Notwithstanding anything to the contrary contained herein, if at any time Bank of America assigns all of its Revolving Commitment and Revolving Loans pursuant to subsection (b) above, Bank of America may, (i) upon 30 days’ notice to the Borrower Representative and the Lenders, resign as Issuing Bank and/or (ii) upon 30 days’ notice to the Borrower Representative, resign as Swingline Lender. In the event of any such resignation as Issuing Bank or Swingline Lender, the Borrower Representative shall be entitled to appoint from among the Lenders a successor Issuing Bank or Swingline Lender hereunder (subject to such Lender’s acceptance of its appointment as Issuing Bank or Swingline Lender); provided, however, that no failure by the Borrowers to appoint any such successor shall affect the resignation of Bank of America as Issuing Bank or Swingline Lender hereunder, as the case may be. If Bank of America resigns as Issuing Bank, it shall retain all the rights, powers, privileges and duties of the Issuing Bank hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as Issuing Bank and all obligations with respect thereto (including the right to require the Lenders to make ABR Loans or fund risk participations in unreimbursed amounts pursuant to Section 2.05(e)). If Bank of America resigns as Swingline Lender, it shall retain all the rights of the Swingline Lender provided for hereunder with respect to Swingline Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make ABR Loans or fund risk participations in outstanding Swingline Loans pursuant to Section 2.04(c). Upon the appointment of a successor Issuing Bank and/or Swingline Lender (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Issuing Bank or Swingline Lender, as the case may be, and (b) the successor Issuing Bank shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to Bank of America to effectively assume the obligations of Bank of America with respect to such Letters of Credit.

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Section 10.05    Survival. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect until the Obligations have been Fully Satisfied. The provisions of Sections 2.15, 2.16, 2.17 and 10.03 and Article IX shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof.
Section 10.06    Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent embody the final, entire agreement among the parties relating to the subject matter hereof and supersede any and all previous commitments, agreements, representations and understandings, whether oral or written, relating to the subject matter hereof and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic communication shall be effective as delivery of a manually executed counterpart of this Agreement.
Section 10.07    Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
Section 10.08    Right of Setoff. If an Event of Default exists, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of any Borrower against any of and all the obligations of that Borrower now or hereafter existing under this Agreement or the other Loan Documents held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under

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this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have. Each Lender agrees promptly to notify the Borrower Representative and the Administrative Agent after any such application made by such Lender, provided that the failure to give such notice shall not affect the validity of such application.
Section 10.09    Governing Law; Jurisdiction; Consent to Service of Process.
(a)    Governing Law. This Agreement shall be governed by and construed in accordance with the applicable law pertaining in the State of New York, other than those conflict of law provisions that would defer to the substantive laws of another jurisdiction. This governing law election has been made by the parties in reliance (at least in part) on Section 5-1401 of the General Obligations Law of the State of New York, as amended (as and to the extent applicable), and other applicable law.
(b)    Jurisdiction. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, THE ISSUING BANK OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY BORROWER, ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
(c)    Venue. Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(d)    Service of Process. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10.01. Nothing in this

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Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law. Each party hereby irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any action or proceeding commenced hereunder or under any other Loan Document that service of process was in any way invalid or effective. Nothing herein shall affect the right of the Administrative Agent or any other Creditor to serve process in another manner permitted by law or to commence legal proceedings or otherwise proceed against any Loan Party in any other jurisdiction.
(e)    Process Agent. Each Loan Party hereby irrevocably designates, appoints and empowers IHS with offices at Two Grand Central Tower, 140 East 45th Street, 40th Floor, New York, NY 10017, Attn: Stephen Green, Esq., Executive Vice President, Legal and Corporate Secretary (Telephone: (212) 850-8543; Telecopy: 212 850-8540) as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents which may be served in any such action or proceeding. IHS accepts such appointment and the similar appointments contained in the other Loan Documents and agrees to so act on the behalf of each Loan Party hereunder and under the other Loan Documents until the Full Satisfaction of the Obligations. If for any reason IHS shall cease to be available to act as such, each Loan Party agrees to designate a new designee, appointee and agent in the United States on the terms and for the purposes of this provision satisfactory to the Administrative Agent under this Agreement.
Section 10.10    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
Section 10.11    Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.
Section 10.12    Confidentiality. Each of the Administrative Agent, the Issuing Bank and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by

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any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Loan Parties and their obligations, (g) with the consent of the Borrower Representative or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent, the Issuing Bank or any Lender on a non-confidential basis from a source other than the Loan Parties and other than as a result of a breach know to such party by such source of any confidentially agreement binding upon the source. For the purposes of this Section, “Information” means all information received from any Loan Party relating to any Loan Party, other than any such information that is available to the Administrative Agent, the Issuing Bank or any Lender on a non-confidential basis prior to disclosure by the applicable Loan Party; provided that, in the case of information received from a Loan Party after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.
Section 10.13    Maximum Interest Rate.
(a)    Limitation to Maximum Rate; Recapture. No interest rate specified in any Loan Document shall at any time exceed the Maximum Rate. If at any time the interest rate (the “Contract Rate”) for any obligation under the Loan Documents shall exceed the Maximum Rate, thereby causing the interest accruing on such obligation to be limited to the Maximum Rate, then any subsequent reduction in the Contract Rate for such obligation shall not reduce the rate of interest on such obligation below the Maximum Rate until the aggregate amount of interest accrued on such obligation equals the aggregate amount of interest which would have accrued on such obligation if the Contract Rate for such obligation had at all times been in effect. As used herein, the term “Maximum Rate” means, at any time with respect to any Lender, the maximum rate of nonusurious interest under applicable law that such Lender may charge the Borrowers. The Maximum Rate shall be calculated in a manner that takes into account any and all fees, payments, and other charges contracted for, charged, or received in connection with the Loan Documents that constitute interest under applicable law. Each change in any interest rate provided for herein based upon the Maximum Rate resulting from a change in the Maximum Rate shall take effect without notice to Borrower Representative at the time of such change in the Maximum Rate.
(b)    Cure Provisions. No provision of any Loan Document shall require the payment or the collection of interest in excess of the maximum amount permitted by applicable law. If any excess of interest in such respect is hereby provided for, or shall be adjudicated to

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be so provided, in any Loan Document or otherwise in connection with this loan transaction, the provisions of this Section shall govern and prevail and neither any Borrower nor the sureties, guarantors, successors, or assigns of any Borrower shall be obligated to pay the excess amount of such interest or any other excess sum paid for the use, forbearance, or detention of sums loaned pursuant hereto. In the event any Lender ever receives, collects, or applies as interest any such sum, such amount which would be in excess of the maximum amount permitted by applicable law shall be applied as a payment and reduction of the principal of the obligations outstanding hereunder, and, if the principal of the obligations outstanding hereunder has been paid in full, any remaining excess shall forthwith be paid to the applicable Borrowers. In determining whether or not the interest paid or payable exceeds the Maximum Rate, each Borrower and each Lender shall, to the extent permitted by applicable law, (a) characterize any non-principal payment as an expense, fee, or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the obligations outstanding hereunder so that interest for the entire term does not exceed the Maximum Rate.
(c)    Canada Interest Rate Provisions. Without limiting paragraphs (a) and (b) of this Section, in no event shall the aggregate “interest” (as defined in Section 347 (the “Criminal Code Section”) of the Criminal Code (Canada)), payable to any Lender holding any Loan owing by any Canadian Borrower under this Agreement or any other Loan Document exceed the effective annual rate of interest lawfully permitted under the Criminal Code Section on the “credit advanced” (as defined in such section) under this Agreement or any other Loan Document. Further, if any payment, collection or demand pursuant to this Agreement or any other Loan Document in respect of such “interest” is determined to be contrary to the provisions of the Criminal Code Section, such payment, collection, or demand shall be deemed to have been made by mutual mistake of the affected Lender and Canadian Borrower and such “interest” shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by the Criminal Code Section so as to result in a receipt by such Lender of interest at a rate not in contravention of the Criminal Code Section, such adjustment to be effected, to the extent necessary, as follows: (i) first, by reducing the amounts or rates of interest required to be paid to that Lender; and (ii) then, by reducing any fees, charges, expenses and other amounts required to be paid to the affected Lender that would constitute “interest”. Notwithstanding the above, and after giving effect to all such adjustments, if any Lender holding any Loan owing by a Canadian Borrower shall have received an amount in excess of the maximum permitted by the Criminal Code Section and the Criminal Code Section is applicable to the Loans to each Canadian Borrower hereunder (notwithstanding the choice of New York law as the governing law hereunder), then the applicable Canadian Borrower shall be entitled, by notice in writing to the affected Lender, to obtain reimbursement from that Lender in an amount equal to such excess.
Section 10.14    No Duty. All attorneys, accountants, appraisers, and other professional Persons and consultants retained by the Administrative Agent or any Lender shall have the right to act exclusively in the interest of the Administrative Agent and the Lenders and shall have no duty of disclosure, duty of loyalty, duty of care, or other duty or obligation of any type or nature

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whatsoever to any Borrower, any other Loan Party, any of their respective Equity Interest holders or any other Person.
Section 10.15    No Fiduciary Relationship. Each Borrower hereby acknowledges and agrees that (a) no fiduciary, advisory or agency relationship between the Loan Parties and the Credit Parties is intended to be or has been created in respect of any of the transactions contemplated by this Agreement or the other Loan Documents, irrespective of whether the Credit Parties have advised or are advising the Loan Parties on other matters, and the relationship between the Credit Parties, on the one hand, and the Loan Parties, on the other hand, in connection herewith and therewith is solely that of creditor and debtor, (b) the Credit Parties, on the one hand, and the Loan Parties, on the other hand, have an arm’s length business relationship that does not directly or indirectly give rise to, nor do the Loan Parties rely on, any fiduciary duty to the Loan Parties or their affiliates on the part of the Credit Parties, (c) the Loan Parties are capable of evaluating and understanding, and the Loan Parties understand and accept, the terms, risks and conditions of the transactions contemplated by this Agreement and the other Loan Documents, (d) the Loan Parties have been advised that the Credit Parties are engaged in a broad range of transactions that may involve interests that differ from the Loan Parties’ interests and that the Credit Parties have no obligation to disclose such interests and transactions to the Loan Parties, (e) the Loan Parties have consulted their own legal, accounting, regulatory and tax advisors to the extent the Loan Parties have deemed appropriate in the negotiation, execution and delivery of this Agreement and the other Loan Documents, (f) each Credit Party has been, is, and will be acting solely as a principal and, except as otherwise expressly agreed in writing by it and the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Loan Parties, any of their affiliates or any other Person, (g) none of the Credit Parties has any obligation to the Loan Parties or their affiliates with respect to the transactions contemplated by this Agreement or the other Loan Documents except those obligations expressly set forth herein or therein or in any other express writing executed and delivered by such Credit Party and the Loan Parties or any such affiliate and (h) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Credit Parties or among the Loan Parties and the Credit Parties.
Section 10.16    Equitable Relief. Each Borrower recognizes that in the event such Borrower or any other Loan Party fails to pay, perform, observe, or discharge any or all of the obligations under the Loan Documents, any remedy at law may prove to be inadequate relief to the Administrative Agent and the Lenders. Each Borrower therefore agrees that the Administrative Agent and the Lenders, if the Administrative Agent or the Required Lenders so request, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.
Section 10.17    Construction. IHS and the Borrowers, each other Loan Party (by its execution of the Loan Documents to which it is a party), the Administrative Agent and each Lender acknowledges that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review the Loan Documents with its legal counsel and that the Loan Documents shall be construed as if jointly drafted by the parties thereto.

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Section 10.18    Independence of Covenants. All covenants under the Loan Documents shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default if such action is taken or such condition exists.
Section 10.19    Electronic Execution of Assignments and Certain Other Documents. The words “execute,” “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation Assignment and Assumptions, amendments or other modifications, Borrowing Requests, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it.
Section 10.20    USA PATRIOT Act. Each Lender that is subject to the Patriot Act and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies each Loan Party that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), it is required to obtain, verify and record information that identifies the Loan Party, which information includes the name and address of the Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Loan Party in accordance with the Patriot Act. Each Loan Party shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act.
Section 10.21    Canadian Anti-Money Laundering Legislation. Each Loan Party acknowledges that, pursuant to the Proceeds of Crime Act and other applicable anti-money laundering, anti-terrorist financing, government sanction and “know your client” laws (collectively, including any guidelines or orders thereunder, “AML Legislation”), the Lenders may be required to obtain, verify and record information regarding the Loan Parties and their respective directors, authorized signing officers, direct or indirect shareholders or other Persons in control of the Loan Parties, and the transactions contemplated hereby. Each Loan Party shall promptly provide all such information, including supporting documentation and other evidence, as may be reasonably requested by any Lender or any prospective assignee or participant of a Lender, any Issuing Bank or the Administrative Agent, in order to comply with any applicable AML Legislation, whether now or hereafter in existence. If the Administrative Agent has

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obtained any such information relating to the identity of any Loan Party or any authorized signatories of the Loan Parties for the purposes of applicable AML Legislation, then the Administrative Agent:
(i)    shall be deemed to have done so as an agent for each Lender and this Agreement shall constitute a “written agreement” in such regard between each Lender and the Administrative Agent within the meaning of the applicable AML Legislation; and
(ii)    shall provide to each Lender copies of all information obtained in such regard without any representation or warranty as to its accuracy or completeness.
Notwithstanding the preceding sentence and except as may otherwise be agreed in writing, each of the Lenders agrees that neither the Administrative Agent nor any other Agent has any obligation to ascertain the identity of the Loan Parties or any authorized signatories of the Loan Parties on behalf of any, or to confirm the completeness or accuracy of any information it obtains from any Loan Party or any such authorized signatory in doing so.
Section 10.22    Judgment Currency. This is an international loan transaction in which the specification of the applicable currency of payment is of the essence, and the stipulated currency shall in each instance be the currency of account and payment in all instances. A payment obligation in one currency under the Loan Documents (the “Original Currency”) shall not be discharged by an amount paid in another currency (the “Other Currency”), whether pursuant to any judgment expressed in or converted into any Other Currency except to the extent that such tender results in the effective receipt by the payee of the full amount of the Original Currency payable to such payee. If for the purpose of obtaining judgment in any court it is necessary to convert a sum due under any Loan Document in the Original Currency into the Other Currency, the rate of exchange that shall be applied shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the Original Currency at the relevant office with the Other Currency on the Business Day next preceding the day on which such judgment is rendered. The obligation of the Loan Parties in respect of any such sum due from it to the relevant payee under any Loan Document (in this Section called an “Entitled Person”) shall, notwithstanding the rate of exchange actually applied in rendering such judgment, be discharged only to the extent that on the Business Day following receipt by such Entitled Person of any sum adjudged to be due hereunder in the Other Currency such Entitled Person may in accordance with normal banking procedures purchase the Original Currency with the amount of the judgment currency so adjudged to be due; and the Loan Parties, as a separate obligation and notwithstanding any such judgment, agrees to indemnify such Entitled Person against, and to pay such Entitled Person on demand, in the Original Currency, the amount (if any) by which the sum originally due to such Entitled Person in the Original Currency hereunder exceeds the amount of the Other Currency so purchased.
Section 10.23    Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under any Loan Document, to

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the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(b)    the effects of any Bail-in Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

US Borrowers:

IHS INC. IHS HOLDING INC. IHS GLOBAL INC.

By:
Stephen Green, Executive Vice President, Legal and Corporate Secretary

Foreign Borrowers:

IHS GROUP HOLDINGS LIMITED IHS GLOBAL LIMITED

By:
Stephen Green, Authorised Signatory

IHS GLOBAL S.A.

By:
Stephen Green, Proxy Holder

IHS GLOBAL CANADA LIMITED

By:
Stephen Green, Assistant Secretary

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IHS EMEA HOLDING S.À R.L.

By:
Stephen Green, Authorized Signatory

IHS LUXEMBOURG S.À R.L.

By:
Stephen Green, Authorized Signatory

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Agent and Lenders:

BANK OF AMERICA, N.A. individually and as Administrative Agent,

By:
Name: Title:

For purposes of the Canadian Currency Commitment

BANK OF AMERICA, N.A. (CANADA BRANCH)

By:
Name:
Title:

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JPMORGAN CHASE BANK, N.A.

By:
Name:
Title:

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[LENDER]

By:
Name:
Title:

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